Exhibit 10.13

Dated June 21, 2021

Servicios de Juego Online S.A.U.

as Company

and

Codere Newco, S.A.U.

as Parent

RELATIONSHIP AND LICENSE AGREEMENT

This Relationship and License Agreement (the “Agreement”) is made as of the 21st day of June 2021, by and among:

(1)	Servicios de Juego Online S.A.U., a company organized under the laws of the Kingdom of Spain (the “Company”); and

(2)	Codere Newco, S.A.U., a company organized under the laws of the Kingdom of Spain (the “Parent”).

This Agreement shall become effective at the Merger Effective Time on the Closing Date, as such terms are defined in the Business Combination Agreement the (“Effective Date”)

RECITALS

(A)	Prior to the Effective Date, Parent was, indirectly through certain of its Subsidiaries, including the Company, engaged in the business of online gaming, gambling, casino, slots, poker, bingo, sports betting, betting exchanges, lottery operations, racing and pari-mutuel activities (such business, at any time, the “Online Gaming Business”).

(B)	Pursuant to the Transaction Documents, as defined in the Business Combination Agreement (as defined below), Codere Online Luxembourg, S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg (“Holdco”), will at, or prior to, the Effective Date, acquire all of the issued and outstanding equity interests in the Company and the Company’s Subsidiaries.

(C)	Parent recognizes and acknowledges that, as a controlling person of Holdco, Parent will indirectly receive significant and substantial consideration in connection with the transactions contemplated by the Business Combination Agreement and this Agreement.

(D)	Parent is the owner of certain trademarks (including logos and designs), domain names and related applications and registrations in a number of jurisdictions around the world, which are currently used in connection with the Online Gaming Business, and the Company desires to obtain, and Parent is willing to grant, certain rights to enable the Company to use the Licensed Marks (as defined below).

(E)	In connection with the closing of the transactions contemplated by the Business Combination Agreement, Parent and the Company deem it to be appropriate and in their mutual best interests that the parties hereto enter into this Relationship and License Agreement pursuant to the terms and conditions set forth herein.

Now, therefore, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1.	Interpretation

1.1.	Definitions

In this Agreement, except where the context otherwise requires, the following terms will have the following meanings:

“Affiliate” means, with respect to a Person, any other Person that, now or in the future, directly or indirectly, through one or more intermediaries, controls or is controlled by such Person, or is under common control of a third Person. For the avoidance of doubt, a Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise, all the foregoing in accordance with, as and further set out in, Article 42 of the Spanish Commercial Code;

“Applicable Percentage” shall mean the amount, expressed as a percentage of Net Win, which reflects at all times the minimum consideration permitted pursuant to applicable transfer pricing requirements for the license granted by Parent to the Company and its Sublicensees in Section 2.1 and 2.2, as determined in good faith and agreed to by Parent and the Company in writing from time to time, and which, for the avoidance of doubt, will be 0% of Net Win as of the Effective Date;

“Beneficial Owner” shall mean any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security, and/or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security, and/or (iii) the right to become the beneficial owner of such securities as set forth in (i) or (ii) above (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise. The term “Beneficially Own” shall have a correlative meaning;

“Business Combination Agreement” means the Business Combination Agreement, dated June 21, 2021, among Parent, the Company and the other parties thereto, regulating a series of related transactions whereby, among other things, Holdco will acquire the Company and its Subsidiaries;

“Business Day” means every day except a Saturday or Sunday, or a legal holiday in the City of New York, the Grand Duchy of Luxembourg or Madrid on which banking institutions are authorized or required by Law to close;

“Consented Potential Opportunity” has the meaning assigned thereto in Section 5.1.4 hereof;

“Company” has the meaning assigned thereto in the preamble;

“Company’s Executive Management” means, with respect to the Company, the senior managers of the Company;

“Company Group” means Holdco, the Company and their direct and indirect Subsidiaries, including any Subsidiary of the Company formed or acquired after the Effective Date, as described in Section 2.2;

“Company Indemnified Party” has the meaning assigned thereto in Section 10.1 hereof;

“Current Territory” means any jurisdiction in which any member of the Company Group conducts the Company Group’s Online Gaming Business as of the Effective Date;

“Designated Territory” has the meaning assigned thereto in Section 2.1 hereof;

“Effective Date” has the meaning assigned thereto in the preamble;

“Existing Domain Names” has the meaning assigned thereto in Section 2.7 hereof;

“Existing Licensed Marks” has the meaning assigned thereto in Section 2.1 hereof;

“Fees” has the meaning assigned thereto in Section 8.1 hereof;

“Governing Body” means (i) with respect to a corporation, the board of directors of such corporation, (ii) with respect to a limited liability company, the manager(s) or managing member(s) of such limited liability company, (iii) with respect to a limited partnership, the board, committee or other body of the general partner of such partnership that serves a similar function or the general partner itself (or if any such general partner is itself a limited partnership, the board, committee or other body of such general partner’s general partner that serves a similar function or such general partner’s partner) and (iv) with respect to any other Person, the body of such Person that serves a similar function, and in the case of each of (i) through (iv) includes any committee or other subdivision of such body and any Person to whom such body has delegated any power or authority, including any officer and managing director;

“Governing Instruments” means (i) the certificate of incorporation and bylaws in the case of a corporation, (ii) the articles of formation and operating agreement in the case of a limited liability company, (iii) the partnership agreement in the case of a partnership, and (iv) any other similar governing document under which an entity was organized, formed or created and/or operates;

“Governmental Authority” means any (i) international, national, supra-national (including the European Union), multinational, federal, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, agency or instrumentality, domestic or foreign (ii) self-regulatory organization or stock exchange, (iii) subdivision, agent, commission, board, or authority of any of the foregoing, or (iv) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

“Holdco” has the meaning assigned thereto in the preamble;

“Indemnified Party” has the meaning assigned thereto in Section 10.3.1 hereof;

“Indemnifying Party” has the meaning assigned thereto in Section 10.3.1 hereof;

“Laws” means any and all applicable (i) laws, constitutions, treaties, statutes, codes, ordinances, principles of common law and equity, rules, regulations and municipal bylaws whether domestic, foreign or international, (ii) judicial, arbitral, administrative, ministerial, departmental and regulatory judgments, orders, writs, injunctions, decisions, and awards of any Governmental Authority, and (iii) policies, practices and guidelines of any Governmental Authority which, although not actually having the force of law, are considered by such Governmental Authority as requiring compliance as if having the force of law, and the term “applicable,” with respect to such Laws and in the context that refers to one or more Persons, means such Laws that apply to such Person or Persons or its or their business, undertaking, property or securities at the relevant time and that emanate from a Governmental Authority having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities;

“Lien” means any lien, security interest, mortgage, deeds of trust, pledge, adverse claim, reservation, lease, sublease, exclusive license, covenants, easements, usufruct, right-of-way, servitudes, collateral assignments, conditional sale or other sale agreements, title retention agreements, hypothecations, pre-emptive right, community property interest, collateral assignment, charge, option, warrant, rights of first offer, rights of first refusal, proxies, voting trusts or similar agreements, or title or transfer restrictions under any equity holder or similar agreement (including, without limitation, any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer or any other restriction attributable of ownership of any asset);

“Licensed Marks” has the meaning assigned thereto in Section 2.1 hereof;

“Loss” has the meaning assigned thereto in Section 10.1 hereof;

“Net Win” means all gross amounts wagered of the Company and each Sublicensee (for only such periods of time that the Company and each of such Sublicensees has used the Licensed Marks in any capacity), less: (i) player wins, (ii) player bonuses, (iii) promotional bets and (iv) applicable gaming taxes;

“Online Gaming Business” has the meaning assigned thereto in the recitals;

“Parent” has the meaning assigned thereto in the preamble;

“Parent Group” means Parent and its direct and indirect Subsidiaries at any time (other than any member of the Company Group);

“Parent Indemnified Party” has the meaning assigned thereto in Section 10.2 hereof;

“Permit” means any consent, license, approval, registration, permit, authorizations, registrations, findings of suitability, franchises, entitlements, communications, waivers and exemptions granted by a Governmental Authority;

“Permitted Activity” means (i) any business of regulated gambling and gaming and related services accessible exclusively through physical retail or other offline channel; (ii) any Restricted Activity, which (a) is accessory to any business of regulated gambling and gaming and related services accessible exclusively through physical retail or other offline channel or any analogous business that the Parent Group acquires (collectively, an “Accessory Activity”), and (b) generates, or is reasonably expected to generate, an annual turnover of less than 5% of the turnover of the Company Group in the same fiscal year in each of the jurisdictions were the Accessory Activity will be conducted; and (iii) any Potential Opportunity, which (a) is an Accessory Activity, and (b) generates, or is reasonably expected to generate, an annual turnover of less than 5% of the turnover of the Company Group globally in the same fiscal year;

“Permitted Domain Name” has the meaning assigned thereto in Section 2.7 hereof;

“Person” means any natural person, partnership, limited partnership, limited liability partnership, joint venture, syndicate, sole proprietorship, company or corporation (with or without share capital), limited liability corporation, unlimited liability company, joint stock company, unincorporated association or entity, business entity, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or Governmental Authority however designated or constituted and pronouns have a similarly extended meaning;

“Potential Opportunity” has the meaning assigned thereto in Section 5.1.4 hereof;

“Promotional Material” means all material used in the promotion of, or otherwise in connection with, the Company Group’s Online Gaming Business (whether written or recorded in any other medium) and includes artwork, advertising materials, display materials, packaging materials, brochures, posters and internal and external signage;

“Quarter” means a calendar quarter ending on the last day of March, June, September or December;

“Rejected Potential Opportunity” has the meaning assigned thereto in Section 5.1.4 hereof;

“Request” has the meaning assigned thereto in Section 5.1.4 hereof;

“Restricted Activity” has the meaning assigned thereto in Section 5.1.1 hereof;

“Sublicensee” has the meaning assigned thereto in Section 2.2 hereof;

“Subsidiary” means, with respect to any Person, any other Person that, now or in the future, is directly or indirectly controlled by such Person, including (i) any trust in which such Person holds all of the beneficial interests and (ii) any partnership, limited liability company or similar entity in which such Person holds all of the interests other than the interests of any general partner, managing member or similar Person. For the avoidance of doubt, a Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise, all the foregoing in accordance with, as and further set out in, Article 42 of the Spanish Commercial Code;

“Term” has the meaning assigned thereto in Section 11.1 hereof;

“Territory” means any jurisdiction in which (i) any member of the Company Group conducts the Company Group’s Online Gaming Business from time to time, (ii) the Governing Body of Holdco has expressly decided to expand Company Group’s Online Gaming Business, or (iii) the Company Group has taken actual formal steps towards obtaining the required Permits to conduct the Online Gaming Business in such jurisdiction. For the avoidance of doubt, as at the date of this Agreement, the “Territory” means Spain, Italy, Mexico, Brazil, United States of America, Colombia, Panama, Argentina, Malta and Israel.

“Third Party Claim” has the meaning assigned thereto in Section 10.3.2 hereof;

“URL” means universal resource locator, the computer internet address of a website; and

“World Wide Information Distribution Medium” is a means of simultaneously (or nearly simultaneously) distributing information in an electronic format to all or most countries in the world and which permits contemporaneous (or nearly contemporaneous) access to that information in those countries, and includes the internet.

1.2.	Headings

The inclusion of headings in this Agreement are for convenience of reference only and will not affect the construction or interpretation hereof.

1.3.	Interpretation

Unless otherwise expressly provided for herein, this Agreement shall be interpreted in accordance with (i) the general interpretation and construction provisions included in Sections 1,281, 1,282, 1,283, 1,284, 1,285 and 1,286 of the Spanish Civil Code (Código Civil); and (ii) the specific rules of construction set forth below:

1.3.1.	words importing the singular shall include the plural and vice versa, words importing gender shall include all genders or the neuter, and words importing the neuter shall include all genders;

1.3.2.	the words “include”, “includes”, “including”, or any variations thereof, when following any general term or statement, are not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement;

1.3.3.	references to any Person include such Person’s successors and permitted assigns;

1.3.4.	any reference to a statute, regulation, policy, rule or instrument shall include, and shall be deemed to be a reference also to, all amendments made to such statute, regulation, policy, rule or instrument and to any statute, regulation, policy, rule or instrument that may be passed which has the effect of supplementing or superseding the statute, regulation, policy, rule or instrument so referred to;

1.3.5.	any reference to this Agreement or any other agreement, document or instrument shall be construed as a reference to this Agreement or, as the case may be, such other agreement, document or instrument as the same may have been, or may from time to time be, amended, varied, replaced, amended and restated, supplemented or otherwise modified;

1.3.6.	in the event that any day on which any amount is to be determined or any action is required to be taken hereunder is not a Business Day, then such amount shall be determined or such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day; and

1.3.7.	except where otherwise expressly provided, all amounts in this Agreement are stated and shall be paid in euro.

2.	Grant of License

2.1.	License

Subject to the terms and conditions of this Agreement, Parent hereby grants to the Company, and the Company hereby accepts, during the Term, an exclusive (except as otherwise set forth herein and without prejudice to Parent’s right to engage in any Permitted Activity), sublicensable (solely as set forth in Section 2.2), and non-transferable (except as set forth in Section 12.2.2) license and authority to use any and all marks set forth in Schedule A (the “Existing Licensed Marks” and such other marks of Parent that Parent shall have specifically authorized the Company in writing to use pursuant to a written notice acknowledged by the Company in the form of Exhibit A hereto, together with the Existing Licensed Marks, the “Licensed Marks”) within the Territory (provided that such license is only granted with respect to jurisdictions outside the Current Territory to the extent that the Licensed Marks are registered in jurisdictions outside of the Current Territory), in connection with the operation of the Company Group’s Online Gaming Business.

In the event that the Company notifies Parent in writing, during the Term, that it or any member of the Company Group intends to carry out the Online Gaming Business in a jurisdiction which is outside the Current Territory but within the Territory, Parent shall cause the Licensed Mark to be registered, at Parent’s sole cost and expense, in such jurisdiction (each such jurisdiction, a “Designated Territory”), provided that, if registration of any of the Licensed Marks in any Designated Territory is not legal or otherwise permitted under the Law of the Designated Territory or cannot be performed by Parent without unreasonable or unusual efforts, Parent and the Company shall reasonably cooperate in good faith to reach a satisfactory solution to the failure to register any Licensed Marks in such Designated Jurisdiction.

During the Term, neither Parent nor any member of the Parent Group shall market, promote, sell or provide any product or service bearing the Licensed Marks or grant any license to any member of the Parent Group or any other Person to use the Licensed Marks, except to the extent such actions are not prohibited by Section 5 or are a Permitted Activity.

2.2.	Sublicensing

The Company shall have no right to sublicense the Licensed Marks without Parent’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, except that the Company may sublicense the Licensed Marks to a member of the Company Group (each, a “Sublicensee”) without requiring Parent’s prior written approval. Any Sublicensee shall have no right to further sublicense such right except to another member of the Company Group. The Company shall (i) be responsible for ensuring that each Sublicensee shall be in strict compliance with the terms and conditions of this Agreement, and (ii) assume all responsibilities for any breach of any terms or conditions of this Agreement by each Sublicensee and for any acts and omissions of each Sublicensee relating to the Licensed Marks. Any sublicense granted to any entity that ceases to be a member of the Company Group during the Term of this Agreement shall terminate immediately upon such cessation unless Parent and the Company agree otherwise.

The parties hereto acknowledge that, for the avoidance of doubt, any Subsidiary of the Company formed or acquired after the Effective Date that is not a Subsidiary of the Company on the Effective Date may become a Sublicensee of the Company under this Agreement. In the event that such Subsidiary has a contract with an Affiliate of Parent for the licensing of certain or all of the Licensed Marks and such contract is not terminated at the time of the acquisition of the Subsidiary by the Company Group, (i) the parties to such contract shall terminate such contract with respect to the Licensed Marks and (ii) the Subsidiary shall automatically become a Sublicensee with respect to the Licensed Marks that are expressly covered by the scope of such contract.

2.3.	Use of Licensed Marks

The Company undertakes to Parent during the Term, and without limiting its other obligations under this Agreement (i) not to use the Licensed Marks in any manner which may prejudice or would be likely to prejudice the rights of Parent in and to the Licensed Marks, (ii) to give any information as to its use of the Licensed Marks which Parent may reasonably require, and (iii) to protect the reputation and goodwill of the Licensed Marks and not conduct the Company Group’s Online Gaming Business in any way that may adversely reflect upon such reputation or be contrary to good business practice or any applicable Law.

The Company shall use, and permit the use by its Sublicensees of, the Licensed Marks only in form stipulated by Parent and shall conform to and observe, and shall procure that such Sublicensees conform to and observe, such standards as Parent from time to time prescribes, including standards relative to the quality, design, identity, size, position, appearance, marking and color of the Licensed Marks, and the manner, disposition and use of the Licensed Marks and accompanying designations, on any document or other media including, without limitation, any Promotional Material. The standards, directions and specifications set or given by Parent pursuant to this Section 2.3 shall be reasonable having regard to the Company’s or any Sublicensees’ use of the Licensed Marks and must not be changed capriciously or without giving the Company prior written notice as set forth in Section 2.6.

2.4.	Use with Other Marks, Etc.

The Company shall not use and shall cause its Sublicensees not to use any of the Licensed Marks with any other trademarks or in any company name, trade name, URL or domain names in any manner likely to jeopardize the exclusiveness or distinctiveness of any of the Licensed Marks or have an adverse effect on the goodwill, or the value of, any of the Licensed Marks; it being understood that the use of the Licensed Mark “Codere” in the Company’s company name, trade name URL and domain name shall be deemed not to deceive or cause confusion in trade or jeopardize the exclusiveness or distinctiveness of any of the Licensed Marks.

2.5.	Internet Usage

Parent acknowledges and agrees that if the Company publishes, disseminates or otherwise uses any of the Licensed Marks by means of a World Wide Information Distribution Medium, including in the Company’s company name, such conduct may have the effect of causing those Licensed Marks to be published outside the Territory. In such cases only, and subject to the Company not being in breach of this Agreement or it otherwise infringing the rights in the Licensed Marks, Parent waives its right to make any claim against the Company in respect of such use of the Licensed Marks during the Term.

2.6.	Licensed Marks

In the event that Parent changes, or intends to change, the use of any Licensed Mark in connection with the operation of Parent’s business, Parent shall notify the Company in writing. Upon the Company’s receipt of such notice, the Company shall, and shall cause each Sublicensee to, at its own cost and expense, within ninety (90) days (or six (6) months, if in the reasonable judgment of the Company such change of any Licensed Mark is unreasonable or unnecessary) after the date of such notice, change such Licensed Mark to the applicable new Licensed Mark, in all instances where the Company or any Sublicensee is using such Licensed Mark and in the Company’s or Sublicensee’s company name accordingly, provided that the Company and each Sublicensee shall be entitled to exhaust their existing supply of printed Promotional Materials before implementing such changes to the use of such Licensed Mark in any printed Promotional Materials.

In the event that Parent ceases, or intends to cease, the use of any Licensed Mark in connection with the operation of Parent’s business, Parent shall notify the Company in writing. Upon the Company’s receipt of such notice, the Company may, at its discretion, continue the use of such Licensed Mark during the Term of this Agreement as such Licensed Mark was used immediately prior to the notification date.

2.7.	Website Links; Domain Names

2.7.1.	The Company shall maintain a website for its business and shall include a link on the homepage of such website to Parent’s website (as identified by Parent), which link shall be comparable in prominence to other links included on such homepage. Parent has registered, or caused the registration of, the domain names set forth on Schedule B (the “Existing Domain Names”) and hereby assigns all of Parent’s right, title and interest in and to Parent’s Existing Domain Names to the Company and undertakes to use its best efforts to assign the rights, title and interest in and to any Existing Domain Names identified on Schedule B as not being owned by Parent to the Company promptly following the Effective Date. Parent grants the Company the right to register, maintain and use at Company’s sole cost and expense any domain name comprising any Licensed Marks or similar to the Existing Domain Names (to the extent assigned to the Company as specifically set forth in the preceding sentence) in connection with the operation of the Company Group’s Online Gaming Business (a “Permitted Domain Name”). Parent will defend the Company against any allegations, claims or demands (actual or threatened) against the Company or any of its Sublicensees for infringement of any rights of third parties by reason of the Company or Sublicensees use of Existing Domain Names (to the extent assigned to the Company as specifically set forth in this Section 2.7.1) or Permitted Domain Names.

2.7.2.	The Company will assign the Existing Domain Names and Permitted Domain Names registered by the Company pursuant to Section 2.7.1 back to Parent in less than one (1) year in case of expiration or termination of this Agreement.

2.8.	Reservation of Rights; No Implied Licenses

All rights to the Licensed Marks not expressly granted by Parent to the Company in this Agreement are hereby expressly reserved to Parent. Except as expressly provided in this Agreement, neither party grants to the other party any right, title or interest in, or a license to use, any intellectual property belonging to such party, whether by implication, estoppel or otherwise.

2.9.	Quality Supervision

2.9.1.	All services performed under the Licensed Marks and all products to which the Licensed Marks are applied shall at all times be in compliance with applicable Laws, and such services performed or products supplied shall in each case be effected in a manner so as not to harm the reputation and goodwill of the Licensed Marks.

2.9.2.	Parent shall have the right to inspect any designation, document or other media including any Promotional Material, and any facilities or records, used or maintained by the Company in connection with the performance of any services or supply of goods under one or more of the Licensed Marks upon providing the Company with one (1) week prior written notice. Such inspection shall only be permitted during the Company’s normal business hours. If at any time Parent should find that the use by the Company or any Sublicensees of one or more of the Licensed Marks is not in full compliance with Parent’s quality standards or other specifications as set forth herein or established in connection herewith, Parent shall promptly notify the Company in writing, describing in detail the non-compliance, and as soon as practicable, but in no event later than thirty (30) days thereafter, the Company will take the necessary steps to correct any such deficiencies and to fully comply with Parent’s quality standards and other specifications.

2.9.3.	Without limiting any of its other obligations under this Agreement, the Company must, if requested in writing by Parent, ensure that there appears on all written Promotional Material in which any Licensed Mark is being used, a written statement to the effect that the relevant Licensed Mark is a registered trademark of Parent and is used by the Company or any Sublicensees under license.

3.	Ownership of Intellectual Property

3.1.	Parent’s Ownership Acknowledged

The Company acknowledges and agrees that: (i) all right, title and interest in and to the Licensed Marks is and shall be owned solely and exclusively by Parent; (ii) all use of the Licensed Marks by the Company, and all goodwill arising therefrom, shall inure to the exclusive benefit of Parent; and (iii) the Company shall not at any time acquire any rights in the Licensed Marks, or associated goodwill, by virtue of any use it may make thereof.

3.2.	No Adverse Actions

The Company shall not: (i) attack, challenge, oppose, petition to cancel, or initiate legal action or proceedings in connection with any of the Licensed Marks; (ii) apply for or seek to register any of the Licensed Marks or any trademarks, service marks, trade names, domain names, or other designations that incorporate, or are confusingly similar to, any of the Licensed Marks (except as expressly permitted in Section 2.7.1 with respect to Permitted Domain Names), unless approved in writing by Parent; (iii) use any of the Licensed Marks in any manner in breach of this Agreement; (iv) file any document with any Governmental Authority or take any other action that would reasonably be expected to adversely affect Parent’s ownership of any of the Licensed Marks; (v) do, or allow to be done, any action or omission in derogation of any of the rights of Parent in or to any of the Licensed Marks; or (vi) use any of the Licensed Marks in any manner, or take or allow any action, that might diminish, dilute or adversely affect the reputation of any of the Licensed Marks, the goodwill associated with any of the Licensed Marks or Parent.

3.3.	Filing, Prosecution and Maintenance

3.3.1.	Parent shall file, prosecute, defend and maintain applications and registrations for the Licensed Marks in good standing (which, for the avoidance of doubt, includes, without limitation, the payment of applicable maintenance fees, filing of all required filings, including renewals, declarations of use, responses to office actions and/or disclosure of any required information where required pursuant to the applicable Laws or by any Governmental Authority). The Company shall reasonably cooperate with and assist Parent in filing, prosecuting and maintaining applications and registrations for, and Parent’s rights in, the Licensed Marks, provided that Parent shall reimburse the Company for any out of pocket expenses incurred by the Company in connection with providing such cooperation within thirty (30) days after the Company’s delivery of an invoice to Parent documenting such expenses, subject to Section 3.3.3 with respect to any expenses in connection with new or additional registrations requested by the Company.

3.3.2.	Parent shall endeavor in good faith to inform the Company of its intention to abandon or cease (including by intentional failure to pay renewal or other maintenance fees or actively informing any relevant trademark registry of an intention to abandon, cease or surrender) any application or registration for the Licensed Marks in the Territory. In such event, the Company may opt to pay the renewal or other maintenance fees or take any other action required to maintain such application or registration with respect to the Licensed Marks on Parent’s behalf. Parent shall retain ownership of all right, title and interest in such application or registration.

3.3.3.	If the Company believes that new or additional registrations for the Licensed Marks are required in any jurisdictions within the Territory or would otherwise be beneficial to the Company in the Territory, it shall notify Parent in writing and request that Parent file such new or additional applications. Upon receipt of such written request, Parent shall file such applications within a reasonable period of time, unless, in the reasonable judgment of Parent, such new or additional registrations are not registrable or such applications are otherwise not legally permitted, in which case Parent shall notify the Company of that decision. All costs incurred by Parent in connection with the filing, prosecution and maintenance of such new or additional application or registration shall be at the Company’s sole cost and expense. Parent shall retain ownership of all right, title and interest in any such application or registration.

4.	Infringement of Proprietary Rights

4.1.	Infringement of Proprietary Rights

Each party hereto shall immediately notify the other party hereto of any unauthorized or improper use by any Person in the Territory of any Licensed Mark that is reasonably expected, directly or indirectly, to have a material adverse effect on the Licensed Mark or on such other party’s rights over such Licensed Mark, and all particulars relating to such infringement, upon the notifying party having knowledge of same.

4.2.	Action by Parent

Parent may, and shall at the Company’s reasonable request, take any action, legal or otherwise, to halt or otherwise in connection with any infringement of Parent’s or the Company’s rights to the Licensed Marks. Parent may require the Company to lend its name to such proceedings and provide reasonable assistance. The Company may, with the prior written consent of Parent (or without the prior written consent of Parent if Parent does not initiate proceedings or otherwise take action within ninety (90) days after the Company’s written request to Parent), initiate proceedings or otherwise take action with respect to any unauthorized use of the Licensed Marks (at Parent’s cost); provided that the Company keeps Parent fully and promptly informed of the conduct and progress of such action or proceedings; and provided, further, that the Company shall not conduct any settlement negotiations or take any step to terminate such proceedings without Parent’s prior written consent. Any damages or settlement amounts recovered for the Licensed Marks in any such action or proceeding shall first be used to reimburse each party hereto for their respective costs incurred in the enforcement action, and then shall belong solely and exclusively to the party that initiated such enforcement action, provided that any amounts recovered with respect to an action initiated by Parent at the Company’s request with respect to the Territory shall belong to the Company.

5.	Relationship between Parent and the Company Group

5.1.	Other Activities

5.1.1.	Within the Territory, Parent shall not, and shall cause any other member of the Parent Group not to, and shall not grant any right to any third party to, individually or as a principal, owner, officer, director, manager, employee, shareholder, promoter, consultant, contractor, partner, member, joint venturer, agent, equity owner, lender or in any other capacity whatsoever, directly or indirectly:

(i)	engage or invest in, operate, control, fund, assist, participate in the operation, control or funding, or render services or advice to any Person (other than the Company Group) that owns or operates, any Online Gaming Business;

(ii)	advise, request, induce, attempt to induce or otherwise divert any customer, supplier, licensee or other business relation of any member of the Company Group to curtail, limit or cease doing business with any member of the Company Group or in any way interfere with the relationship between any such customer, supplier, joint venture partner, licensee or business relation and any member of the Company Group;

(iii)	directly or indirectly own, acquire, attempt to acquire or solicit the acquisition, or participate in the ownership, acquisition, attempt to acquire or solicitation of the acquisition, of (A) any direct or indirect interests in any Online Gaming Business (other than the Company Group) or (B) any interest in any Person (other than the Company Group) with direct or indirect interests in any Online Gaming Business;

(iv)	interfere with any of the direct or indirect interests in the Online Gaming Business or any other business of any members of the Company Group;

(v)	license, sublicense, sell or otherwise transfer or confer rights with respect to the Licensed Marks and/or other similar or identical marks to any Person (other than the Company Group) operating the Online Gaming Business; and/or

(vi)	in any way attempt to do any of the foregoing or assist any other Person to do or attempt to do any of the foregoing.

(any of the foregoing, a “Restricted Activity”).

5.1.2.	Parent acknowledges and agrees that (i) the geographic, activity and time limitations of the provisions contained in this Agreement are fair, reasonable, necessary and properly required for the adequate and legitimate protection of the business interests of the Company Group and (ii) Parent fully understands the nature and purpose of such restrictions and expressly accepts them.

5.1.3.	Parent also acknowledges and agrees that, in the event that any geographic, activity or time limitation set forth in this Agreement is deemed to be unreasonable or excessively broad by a court of competent jurisdiction, Parent shall submit to the reduction of either said geographic, activity or time limitation to such geographic, activity or period as the court shall deem reasonable and such offending provision will be construed by limiting or reducing it, so as to be valid and enforceable to the extent compatible with applicable Laws or the determination by a court of competent jurisdiction.

5.1.4.	Parent shall submit a written request (a “Request”) to the Governing Body of the Company regarding any action or activity the Parent Group proposes to take in a jurisdiction that is outside the Territory that would be a Restricted Activity, but for the fact that such activity is not conducted within the Territory (a “Potential Opportunity”), other than a Permitted Activity. Each Request shall describe the Potential Opportunity in reasonable detail, including the parties and jurisdictions involved, the proposed action or activity and the related economic and other terms thereof. The Governing Body of the Company shall refer the Request to the Governing Body of Holdco, which shall adopt and submit to the Company a resolution either consenting to Parent’s undertaking of the Potential Opportunity, in which case Parent shall not be prohibited from taking the action or activity to the extent set forth in the Request (a “Consented Potential Opportunity”), or prohibiting Parent’s undertaking of the Potential Opportunity because such Potential Opportunity will instead be undertaken by the Company (a “Rejected Potential Opportunity”), in compliance with Holdco’s conflict of interest, related-party transaction or similar internal policies and procedures in effect from time to time, which, in any case, for the avoidance of doubt, shall require the affirmative vote of the majority of members of the Governing Body of Holdco, excluding non-independent directors of Holdco appointed by Parent. Holdco’s Governing Body’s resolution shall be binding on the Company, which shall promptly inform Parent of Holdco’s Governing Body’s determination; provided, however, that if the Company does not inform Parent of a determination within sixty (60) Business Days following receipt of a Request, such Potential Opportunity shall thereafter be deemed a Consented Potential Opportunity; provided further that any Rejected Potential Opportunity which is not consummated or materially undertaken by the Company within six (6) months of Holdco’s Governing Body’s determination shall thereafter be deemed a Consented Potential Opportunity. Any Consented Potential Opportunity (including, for the avoidance of doubt, any Potential Opportunity that is deemed a Consented Potential Opportunity) shall thereafter be deemed a Permitted Activity for the purposes of this Agreement.

5.1.5.	Notwithstanding anything to the contrary set forth in Sections 5.1.1, the members of the Parent Group may at any time engage in any Permitted Activity.

6.	Cooperation

The parties hereto agree to use their best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws to consummate or implement expeditiously the transactions contemplated by this Agreement, including filings with appropriate Governmental Authorities and the receipt of any necessary governmental approvals in respect of the transactions contemplated hereby.

7.	Independent Contractor, No Partnership or Joint Venture

Nothing in this Agreement shall be construed to establish a joint venture, partnership, agency, employment or other business relationship between the parties hereto. Neither party is authorized or empowered to act for or represent the other party. Each party hereto agrees not to do or authorize any act which would imply apparent authority to act for any other party.

8.	Fees and Expenses

8.1.	Fees

As consideration for the license granted by Parent to the Company and its Sublicensees in Section 2.1, the Company shall pay to Parent in the manner hereinafter provided for the duration of the Term a royalty equal to the Applicable Percentage of the Net Win (the “Fees”). If the Company and Parent are unable to reach an agreement on the applicable transfer pricing requirements in connection with the Applicable Percentage, the then-applicable Applicable Percentage shall remain in effect until the earlier of (i) the Company terminates the Agreement pursuant to Section 11.3 or (ii) Parent and the Company reach an agreement on the Applicable Percentage or fee arrangement and provided, in each case, that the Company shall thereafter indemnify and hold harmless, and cause each other Sublicensee to indemnify and hold harmless, the Parent Group for, and up to, the amount of any tax liabilities incurred by, or imposed on, the Parent Group by a court or tax authority of competent jurisdiction pursuant to a final and non-appealable judgement for any tax periods ending thereafter as a result of any failure of the Applicable Percentage to reflect the minimum applicable transfer pricing requirements.

8.2.	Computation and Payment of Quarterly Fees Amount

The Company shall deliver to Parent each Quarter a detailed written statement of the Fees due to Parent for the prior Quarter (or, in the case of the first completed Quarter after the Effective Date, partial Quarter) based on the Net Win for such Quarter (or partial Quarter). The Company will compute the Fees for each Quarter as soon as practicable following the end of the Quarter with respect to which such payment is due, but in any event no later than forty-five (45) Business Days following the end of such Quarter and will send the corresponding detailed written statement of the Fees due to the Parent. The Company Group shall remit the corresponding payment within fifteen (15) days after the statement date. Any dispute relating to the computation of the Fees for any Quarter shall be resolved in accordance with Section 12.4 hereof. Parent shall have the right at its sole cost and expense to cause an independent certified public accountant firm reasonably acceptable to the Company to examine and inspect the books and records of the Company and any Sublicensees for the purpose of determining the accuracy of statements rendered by the Company. Such inspection shall only be permitted during the Company’s normal business hours.

8.3.	Expenses

Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

9.	Representations and Warranties of Parent and the Company

9.1.	Representations and Warranties of Parent

Parent hereby represents and warrants to the Company that, as of the date hereof and as of the Effective Date:

9.1.1.	it is validly organized and existing under the Laws of the Kingdom of Spain;

9.1.2.	Schedule A contains a true, correct and complete list of the Licensed Marks;

9.1.3.	(i) it is the sole, exclusive and lawful owner of all Licensed Marks, free and clear of all Liens, (ii) it has the full right, ability and authority to license to the Company and any Sublicensees all of the rights granted to Company hereunder, and (iii) the Company has the ability to use and exploit the Licensed Marks as set forth hereunder, without breaching any agreement to which Parent is a party;

9.1.4.	the Licensed Marks (i) have not been abandoned, cancelled or adjudged invalid or unenforceable in whole or in part, (ii) have been maintained effective by all requisite filings, renewals and payments and (iii) are subsisting and in full force and effect and, to the Company’s knowledge, valid and enforceable;

9.1.5.	there is no other existing license, and Parent has not granted any such license, to any member of the Parent Group or any Person, to use during the Term hereof the Licensed Marks, except to the extent such license is not prohibited by Section 5 or is a Permitted Activity;

9.1.6.	there are no actions, claims, suits, legal proceedings or formal investigations pending, or, to the knowledge of Parent, threatened, against or affecting Parent before any court, arbitrator or Governmental Authority (i) contesting the validity, use, ownership, enforceability or registrability of any Licensed Marks; or (ii) alleging that the Licensed Marks infringe, misappropriate or conflict with any marks or intellectual property of any Person;

9.1.7.	to the knowledge of Parent, the use of the Licensed Marks by the Company and its Sublicensees in accordance with this Agreement shall not infringe or otherwise violate any third-party intellectual property rights;

9.1.8.	it holds, and shall hold, such Permits as are necessary to perform its obligations hereunder and is not aware of, or shall inform the Company promptly upon knowledge of, any reason why such Permits might be cancelled;

9.1.9.	it has the power, capacity and authority to enter into this Agreement and to perform its obligations hereunder;

9.1.10.	it has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

9.1.11.	the execution and delivery of this Agreement by it and the performance by it of its obligations hereunder do not and will not contravene, breach or result in any default under its Governing Instruments, or under any mortgage, lease, agreement or other legally binding instrument, Permit or applicable Law to which it is a party or by which it or any of its properties or assets may be bound, except for any such contravention, breach or default which would not have a material adverse effect on the business, assets, financial condition or results of operations of Parent;

9.1.12.	no authorization, consent or approval, or filing with or notice to any Person is required in connection with the execution, delivery or performance by it of this Agreement;

9.1.13.	this Agreement constitutes a valid and legally binding obligation, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other Laws of general application limiting the enforcement of creditors’ rights and remedies generally and (ii) general principles of equity, including standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity;

9.1.14.	all Licensed Marks are duly registered in the jurisdictions set out in Schedule A. Parent has taken all actions necessary to be taken prior to the date hereof to prosecute and maintain the registration and registration applications of the Licensed Marks, including payment of applicable maintenance fees, filing of all required filings, including renewals, declarations of use, responses to office actions and disclosure of any required information and recording assignments where required pursuant to the applicable Laws or by any Governmental Authority. All registrations of Licensed Marks are subsisting and in good standing and are valid and enforceable;

9.1.15.	the Licensed Marks, along with the Company-Owned IP specified in the Business Combination Agreement constitutes all material Intellectual Property (as this term is defined in the Business Combination Agreement) right used in and necessary for the operation of the Online Gaming Business, and is sufficient for the conduct of such Online Gaming Business as currently conducted and contemplated to be conducted as of the date hereof; and

9.1.16.	no loss or expiration of any of the Licensed Marks is expected or threatened in writing, or other than upon expiration of its statutory term in the ordinary course, pending.

9.2.	Representations and Warranties of the Company

The Company hereby represents and warrants, on its behalf and on behalf of each of the other Sublicensees, to Parent that, as of the date hereof and as of the Effective Date:

9.2.1.	it is validly organized and existing under the Laws of the Kingdom of Spain;

9.2.2.	it, or the relevant Sublicensees, holds such Permits necessary to use the Licensed Marks granted to Company hereunder from time to time and is not aware of any reason why such Permits might be cancelled;

9.2.3.	it has the power, capacity and authority to enter into this Agreement and to perform its duties and obligations hereunder;

9.2.4.	it has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

9.2.5.	the execution and delivery of this Agreement by it and the performance by it of its obligations hereunder do not and will not contravene, breach or result in any default under its Governing Instruments, or under any mortgage, lease, agreement or other legally binding instrument, Permit or applicable Law to which it is a party or by which any of its properties or assets may be bound, except for any such contravention, breach or default which would not have a material adverse effect on the business, assets, financial condition or results of operations of the Company and the Sublicensees as a whole;

9.2.6.	no authorization, consent or approval, or filing with or notice to any Person is required in connection with the execution, delivery or performance by it of this Agreement; and

9.2.7.	this Agreement constitutes a valid and legally binding obligation, enforceable against it in accordance with its terms, subject to: (i) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other Laws of general application limiting the enforcement of creditors’ rights and remedies generally; and (ii) general principles of equity, including standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

10.	Liability and Indemnification

10.1.	Parent Indemnity

Parent agrees, to the fullest extent permitted by applicable Laws, to indemnify and hold harmless the Company and each Sublicensee, as applicable, and any of their respective directors, officers, agents, members, partners, stockholders and employees and other representatives of the Company Group (each, a “Company Indemnified Party”), on demand, and on an after-tax basis without any withholding or deduction, from and against any claims, liabilities, losses, damages, costs or expenses (including legal fees) payable to third parties (each, a “Loss”) incurred by any Company Indemnified Party in connection with (i) any falsehood, breach or inaccuracy of any representations and warranties included in Section 9.1, and/or (ii) any breach by Parent of any of its obligations, undertakings and covenants under this Agreement; provided that no Company Indemnified Party shall be so indemnified with respect to any Loss (i) arising as a result of breach by the Company of any of its representations and warranties in Section 9.2, (ii) arising as a result of the exercise of Parent’s rights and obligations under this Agreement, (iii) that is finally determined by a final and non-appealable judgment entered by a court of competent jurisdiction, or pursuant to a settlement agreement agreed to by such Company Indemnified Party, to have resulted from such Company Indemnified Party’s bad faith, fraud, willful misconduct or gross negligence or, in the case of a criminal matter, conduct undertaken with knowledge that the conduct was unlawful, or (iv) that involves a claim for which Parent is entitled to indemnification from the Company pursuant to Section 10.2.

10.2.	Company Indemnity

The Company agrees, to the fullest extent permitted by applicable Laws, to indemnify and hold harmless, and to cause each other Sublicensee to indemnify and hold harmless, each member of the Parent Group and any directors, officers, agents, members, partners, stockholders and employees and other representatives of the Parent Group (each, a “Parent Indemnified Party”), on demand, and on an after-tax basis without any withholding or deduction, from and against any Losses incurred by any Parent Indemnified Party in connection with (i) any falsehood, breach or inaccuracy of any representations and warranties included in Section 9.2, (ii) any breach by the Company of any of its obligations, undertakings and covenants under this Agreement, and/or (iii) any and all actions, suits, investigations, proceedings or claims, whether arising under statute or action of a Governmental Authority or otherwise and in connection with the business, investments and activities of the Company and any Sublicensees or in respect of or arising from this Agreement or the use by the Company and any of its Sublicensees of the Licensed Marks by Company and any Sublicensees; provided that no Parent Indemnified Party shall be so indemnified with respect to any Loss (i) arising as a result of breach by Parent of any of its representations and warranties in Section 9.1, (ii) arising as a result of the exercise of the Company’s rights and obligations under this Agreement, (iii) that is finally determined by a final and non-appealable judgment entered by a court of competent jurisdiction, or pursuant to a settlement agreement agreed to by such Parent Indemnified Party, to have resulted from such Parent Indemnified Party’s bad faith, fraud, willful misconduct or gross negligence or, in the case of a criminal matter, conduct undertaken with knowledge that the conduct was unlawful, or (iv) that involves a claim for which the Company is entitled to indemnification from Parent pursuant to Section 10.1.

10.3.	Indemnification Procedure

10.3.1.	Any party entitled to indemnification under Section 10.1 or Section 10.2 (an “Indemnified Party”) shall promptly provide written notice to the party obliged to provide indemnification (the “Indemnifying Party”) of any facts or circumstances that, in its reasonable opinion, give rise to an indemnifiable Loss, provided that the failure to notify such Indemnifying Party shall not relieve such Indemnifying Party from any Loss that it may have hereunder except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. Each notification shall state, with respect to such particular claim: (i) the obligations, covenants or undertakings set forth in this Agreement which have been breached; (ii) a description of the claim; (iii) the nature and to the extent reasonably practicable, the amount of the Loss; and (iv) to the extent already available to an Indemnified Party, any supporting documentation to its claim. The Indemnifying Party shall have ten (10) Business Days from the date of receipt of notification of such claim to respond to the Indemnified Party, indicating whether it accepts or rejects, totally or partially, such indemnification claim. If the Indemnifying Party does not provide a response within such ten (10) Business Days, it shall be understood that the Indemnifying Party accepts such claim. If the Indemnifying Party accepts such claim, it shall become final and binding and the Indemnifying Party shall pay to the Indemnified Party the amount determined in the relevant notification of claim within five (5) Business Days, by means of a wire transfer of immediately available funds without any withholding, deductions or commissions. If the Indemnifying Party rejects such claim, the parties shall resolve the dispute in the Courts set forth in Section 12.8.

10.3.2.	If Parent, the Company, any Parent Indemnified Parties, any Company Indemnified Parties or any of their respective Affiliates receives notice of any pending or threatened claims, actions, proceedings or investigations asserted by a third party (a “Third Party Claim”) which may give rise to indemnification as an Indemnified Party under this Agreement, the following rules shall apply:

(i)	Such Indemnified Party shall submit a notice of claim to the Indemnifying Party within ten (10) Business Days from the receipt of the Third Party Claim (and in any event, to the extent possible, before the expiration of the first one-third (1/3) of the term resulting from the applicable Laws to respond, appeal or oppose such Third Party Claim). Such notice of claim shall include (a) a copy of the Third Party Claim; (b) if available, the value or an estimation of the Third Party Claim (as identified therein); (c) any deadline to reply to the Third Party Claim. Upon the Indemnifying Party´s written request the Indemnified Party shall furnish any other documentation which may be deemed reasonably necessary in order to enable the Indemnifying Party’s defense against such Third Party Claim and that may be available to the Indemnified Party. If the Indemnified Party is Parent, Parent shall also indicate whether it desires to assume the defense of such Third Party Claim (subject to paragraph (ii) below);

(ii)	Parent may, but shall not be obligated to, assume the defense of such Third Party Claim (for the avoidance of doubt, whether Parent is the Indemnified Party or the Indemnifying Party), by providing written notice to the Company within the earlier of (a) ten (10) days of receiving written notice of such Third Party Claim; or (b) before the expiration of the first two-thirds (2/3) of the term resulting from the applicable Laws to respond, appeal or oppose such Third Party Claim. Notwithstanding the foregoing, if Parent does not expressly elect to assume the defense of a Third Party Claim within such deadline, the Company shall have the right to assume the defense of such Third Party Claim. However, in the event of any Third Party Claim against a Company Indemnified Party for equitable or injunctive relief or with respect to potential criminal liability of a Company Indemnified Party, Parent shall not be entitled to assume the defense of such Third Party Claim with respect to the Company Indemnified Party, and the Company shall have the right to assume such defense with respect to the Company Indemnified Party.

(iii)	If Parent assumes the defense of any Third Party Claim under the terms of the paragraph (ii) above, it shall not, without the prior written consent of the Company, enter into any settlement or compromise or consent to the entry of any judgment with respect to such Third Party Claim if such settlement, compromise or judgment (a) involves a finding or admission of wrongdoing, fault, culpability or a failure to act by a Company Indemnified Party, (b) does not include an unconditional written release by the claimant or plaintiff from all liability in respect of such Third Party Claim or (c) imposes equitable remedies or any obligation on any Company Indemnified Party other than solely for the payment of monetary damages for which such Company Indemnified Party will be indemnified hereunder. If the Company assumes the defense of any Third Party Claim, the Company shall not, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise any action or consent to the entry of any judgment.

(iv)	Without prejudice to the foregoing, any Indemnified Party shall retain the right to employ its own counsel and to participate in the defense of any Third Party Claim (regardless of which party leads the defense pursuant to paragraph (iii) above), but such Indemnified Party shall bear and shall be solely responsible for the costs and expenses in connection with such participation, unless (x) the Indemnified Party receives the written opinion of counsel that representation of such Indemnified Party and the Indemnifying Party by the same counsel presents a conflict of interest under applicable standards of professional conduct or (y) the Indemnified Party receives the written opinion of counsel that there may be legal defenses available to such Indemnified Party which are different from or in addition to the defenses available to the Indemnifying Party, and in the reasonable judgment of such counsel it is advisable for such Indemnified Party to employ separate counsel.

10.3.3.	The parties agree that payments in respect of Losses shall be made by wire transfer of immediately available funds to one or more accounts designated for such purposes by the Indemnified Party. Consequently, in the event that any amounts are due and payable by the Indemnifying Party to one or more Indemnified Parties under the terms of this Section 10, the Indemnifying Party shall pay to each Indemnified Party a sum equal to the amount which, if received by such Indemnified Party, would be necessary to put such Indemnified Party into the financial position it would have had if no such Losses had been incurred or suffered by such Indemnified Party (including legal expenses). The Company shall have the right to set off any amounts for which the Company is entitled to indemnification hereunder against any amounts payable by the Company or any member of the Company Group to Parent under Section 8.

10.3.4.	Furthermore, if any indemnification payments pursuant to this Section 10 are taxable, the Indemnifying Party shall pay to the Indemnified Party such additional amounts to ensure that the amount received by each Indemnified Party, as applicable, less taxes, is equal to the full amount of indemnification that would otherwise be payable pursuant to this Section 10.

10.3.5.	The parties hereto expressly acknowledge and agree that the right to indemnity provided in this Section 10 shall be in addition to and not in derogation of any other liability which any Indemnifying Party in any particular case may have or of any other right to indemnity or contribution which any Indemnified Party may have by statute or otherwise at Law.

10.3.6.	The indemnity provided in this Section 10 shall survive for a period of five (5) years following the termination or purported termination of, this Agreement.

10.3.7.	Parent and the Company hereby acknowledge and agree that (i) Parent shall be responsible for any breaches of this Agreement by any member of the Parent Group, and (ii) the Company shall be responsible for any breaches of this Agreement by any member of the Company Group, including any Sublicensee. Parent and the Company hereby acknowledge and agree that (i) Parent may enforce any of the covenants in this Section 10 on behalf of itself and/or any of the Parent Indemnified Parties, and (ii) the Company may enforce any of the covenants in this Section 10 on behalf of itself and/or any member of the Company Group, including any Sublicensee.

11.	Term and Termination

11.1.	Term

This Agreement shall become effective on the Effective Date and shall continue in effect indefinitely, unless (i) terminated under Section 11.2 or 11.3 or (ii) the parties hereto otherwise mutually agree in writing (the “Term”).

11.2.	Termination by either party

Either party to this Agreement may terminate this Agreement at any time without payment of any termination fee (but without prejudice to any liability that it may have incurred pursuant to the terms and conditions of this Agreement):

(i)	if the other party defaults in the performance or observance of any material term, condition or agreement contained in this Agreement in a manner that results in material harm to the non-defaulting party or its group, and such default continues uncured or unremedied for a period of ninety (90) days after written notice thereof specifying such default and requesting that the same be remedied in such 90-day period;

(ii)	if a non-affiliated third party or a group of non-affiliated third parties acting in concert with each other, directly or indirectly, acquires in one transaction or a series of related transactions or otherwise becomes the Beneficial Owner of more than fifty percent (50)% of the share capital of Holdco or the Company at the time of such transaction (or series of related transactions); or

(iii)	if the Company Group, directly or indirectly sells, transfers, or conveys to a non-affiliated third party or a group of non-affiliated third parties acting in concert with each other, directly or indirectly, all or substantially all of the assets of (including shares owned by) the Company Group, on a consolidated basis;

provided however that neither Holdco, Parent, and/or one or more of Parent’s future or current Affiliates, successors, assigns or any entity acquiring all or substantially all of the assets and/or businesses of Parent, whether by operation of law or otherwise, shall be deemed to be “non-affiliated third parties” for purposes of Sections 11.2(ii) or 11.2(iii).

For the avoidance of doubt, Parent’s mere failure to control or own, directly or indirectly, a majority of the share capital of Holdco or the Company will not satisfy the condition in Section 11.2(ii) unless a non-affiliated third party or a group of non-affiliated third parties acting in concert with each other, directly or indirectly, acquires in one transaction or a series of related transactions or otherwise becomes the Beneficial Owner of more than fifty percent (50)% of the share capital of Holdco or the Company at the time of such transaction (or series of related transactions).

11.3.	Termination by the Company

The Company may terminate this Agreement at any time, upon prior written notice of termination to Parent.

11.4.	Effect of Termination and Survival Upon Termination

Termination of this Agreement shall be effective:

(i)	in case that the Company terminates this Agreement pursuant to Section 11.3, on the date which is ninety (90) days after the date of the written notice submitted by the terminating party pursuant to Section 12.10;

(ii)	in case of termination as a consequence of a default pursuant to Section 11.2(i) above, on the date which is ninety (90) days after the date of the written notice submitted by the terminating party pursuant to Section 12.10, unless the default is cured within such 90-day period;

(iii)	in case that either Party terminates this Agreement pursuant to either Sections 11.2(ii) or 11.2(iii), on the date which is two (2) years after the date of the written notice submitted by the terminating party pursuant to Section 12.10;

and all of the foregoing dates, shall be deemed to be an effective date of termination of this Agreement as per and for the purposes of Section 11.5 below.

If this Agreement is terminated pursuant to this Section 11 (but other than as per Section 11.2(i)), such termination will be without any further liability or obligation of any party hereto, except as provided in Section 1, Section 2.7.2, Section 5, Section 10, Section 11.5 and Section 11.6 hereof and except for any liabilities incurred by the parties prior to the termination date.

11.5.	Action Upon Termination

11.5.1.	From and after the effective date of the termination of this Agreement, Parent shall not be entitled to receive the Fees under this Agreement, but will be paid all Fees accruing to and including the date of termination (including such day).

11.5.2.	On the effective date of the termination of this Agreement, the Company shall and shall cause each of its Sublicensees to (i) cease using the Licensed Marks or any derivation thereof in any form and (ii) remove the Licensed Marks or any derivation thereof or any other words associated therewith from its company name including the translation of the Licensed Marks or any derivation thereof in English or any other languages and whether written in Roman script or any other script. The Company shall and shall cause each of its Sublicensees to take such actions as are necessary and appropriate to (i) change its company name to a name that does not include the Licensed Marks, (ii) amend its Governing Instruments accordingly and (iii) have, or cause to have, such name change and such amended Governing Instruments approved by all necessary government, regulatory, securities exchange and other officials. If under the Law of the Territory such a meeting cannot be convened immediately, the meeting shall be convened as soon as such Law permits. Any costs associated with the change of name and logo of the Company and its Sublicensees shall be for the account of the Company. Should the Company or any of its Sublicensees fail to cease using the Licensed Marks or change its company name in accordance with this Section 11.5.2, the Company agrees and hereby specifically consents to Parent obtaining a decree of a court having jurisdiction over the Company and/or such Sublicensee ordering the Company and/or such Sublicensee to stop the use of the Licensed Marks in any form. Said consent is based on a recognition by the Company that a monetary payment would be inadequate remedy for Parent. Nevertheless, it is understood between the parties hereto that, in addition to the injunctive relief mentioned above, Parent shall be entitled to any other relief which may be deemed proper and customary, whether at law or equity, as of the time such relief is sought.

11.5.3.	On the effective date of the termination of this Agreement, (i) Parent shall forthwith deliver to the Company’s Executive Management all property and documents of the Company or any Sublicensees then in the custody of the Parent Group and (ii) the Company shall forthwith deliver to Parent all property and documents of Parent then in the custody of the Company Group.

11.5.4.	If Parent terminates this Agreement pursuant to either Sections 11.2(ii) or 11.2(iii), for a period of five (5) years after the effective date of the termination of this Agreement, the Parent Group shall not use the Licensed Marks, or otherwise license, sublicense, sell or otherwise transfer or confer rights with respect to the Licensed Marks to any Person, in connection with the operation of any Online Gaming Business (either by Parent or any third party) within any of the jurisdictions that comprise the Territory as of the effective date of the termination of this Agreement.

11.6.	Preservation of Remedies

Termination of this Agreement is without prejudice to the rights of either party with regard to a breach by the other party of this Agreement, or any obligation surviving termination or expiration of this Agreement. Full legal remedies remain available for any such breach or continuing obligation, including the right to recover damages or to secure other appropriate relief.

12.	General Provisions

12.1.	Amendment, Waiver

12.1.1.	Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

12.1.2.	No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

12.2.	Assignment

12.2.1.	This Agreement shall not be assigned by Parent without the prior written consent of the Company, except pursuant to Section 2.2 or in the case of assignment to a Person that is Parent’s successor by merger, consolidation or purchase of assets, in which case the successor shall be bound under this Agreement and by the terms of the assignment in the same manner as Parent is bound under this Agreement. In addition, provided that Parent provides prior written notice to the Company for informational purposes only, nothing contained in this Agreement shall preclude any pledge, hypothecation or other transfer or assignment of Parent’ rights under this Agreement, including any amounts payable to Parent under this Agreement, to a bona fide lender as security.

12.2.2.	This Agreement shall not be assigned by the Company without the prior written consent of Parent, except in the case of assignment by the Company to a Person that is its successor by merger, consolidation or purchase of assets, in which case the successor shall be bound under this Agreement and by the terms of the assignment in the same manner as the Company is bound under this Agreement.

12.2.3.	Any purported assignment of this Agreement in violation of this Section 12.2 shall be null and void.

12.3.	Failure to Pay When Due

If payment in full in respect of any statement of the Fees due to Parent is not received by the Parent Group from the Company Group as provided in Section 8.2 (except for any amount in good faith disputed as provided in Section 12.4), Parent shall have the right, after giving sixty (60) days’ prior written notice thereof to the Company, to suspend the use of all or any portion of the Licensed Marks until such time as the Company Group has paid in full all amounts then overdue.

12.4.	Disputes and Resolution

Within sixty (60) days following the receipt of the applicable statement of the Fees due to Parent in accordance with Section 8.2, Parent shall notify the Company in writing of any amounts paid by the Company Group (or required to be paid by the Company Group) that are in dispute and reasonably detail the basis therefor. Upon receipt of such notice, the Company will research the items in question in a reasonably prompt manner and cooperate with Parent to resolve any such dispute. The disputed Fees shall be paid to Parent within fifteen (15) days after settlement of such dispute to the extent owed to Parent.

12.5.	Invalidity of Provisions

Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction will not affect the validity or enforceability of any other provision hereof. To the extent permitted by applicable Law, the parties hereto waive any provision of Law which renders any provision of this Agreement invalid or unenforceable in any respect. The parties hereto will engage in good faith negotiations to replace any provision which is declared invalid or unenforceable with a valid and enforceable provision, the economic effect of which comes as close as possible to that of the invalid or unenforceable provision which it replaces.

12.6.	Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter of this Agreement. There are no warranties, conditions, or representations (including any that may be implied by statute) and there are no agreements in connection with such subject matter except as specifically set forth or referred to in this Agreement. No reliance is placed on any warranty, representation, opinion, advice or assertion of fact made either prior to, contemporaneous with, or after entering into this Agreement, by any party to this Agreement or its directors, officers, employees or agents, to any other party to this Agreement or its directors, officers, employees or agents, except to the extent that the same has been reduced to writing and included as a term of this Agreement, and none of the parties to this Agreement has been induced to enter into this Agreement by reason of any such warranty, representation, opinion, advice or assertion of fact. Accordingly, there will be no liability, either in tort or in contract, assessed in relation to any such warranty, representation, opinion, advice or assertion of fact, except to the extent contemplated above.

12.7.	Limitation of Liability

NOTWITHSTANDING ANYTHING ELSE SET OUT HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST PROFITS) ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT, WHETHER THE CLAIM FOR SUCH DAMAGES IS BASED ON WARRANTY, CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF SUCH PARTY IS ADVISED OF, KNOWS OF OR SHOULD KNOW OF THE POSSIBILITY OR LIKELIHOOD OF SAME.

12.8.	Governing Law and Choice of Court

This Agreement shall be governed by and construed in accordance with the internal Laws of the Kingdom of Spain (Derecho común español). This Agreement, and any disputes arising out of or in connection with it, its subject matter, existence, negotiation, validity, termination or enforceability (including non-contractual disputes or claims) and including all matters of constructions, interpretation, validity and performance will in all respects be finally settled by the Courts of the City of Madrid.

12.9.	Enurement

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

12.10.	Notices

Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail if sent during normal business hours of the recipient; but if not, then on the next Business Day, or (iii) one Business Day after it is sent to the recipient by overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the addresses specified below, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by giving prior written notice of the change to the sending party as provided herein. Notices and other communications will be addressed as follows:

If to the Company:

Servicios de Juego Online S.A.U.
Oscar Iglesias Sánchez
Oscar.iglesias@codere.com
Avenida de Bruselas 26, 28108, Alcobendas, Madrid
+34 913 542 836

With a copy to:

DD3 Acquisition Corp. II
Pedregal 24, Piso 3, Colonia Molino del Rey
Delegación Miguel Hidalgo
México C.P. 11040
Attn: Martín Werner and Daniel Salim
Email: martin.werner@dd3.mx and daniel.salim@dd3.mx

If to Parent:

Codere Newco, S.A.U.
Attn: Ángel Corzo Uceda
Avenida de Bruselas 26, 28108, Alcobendas, Madrid
Ángel.corzo@codere.com
Tel: +34 913 542 836

12.11.	Further Assurances

Each of the parties hereto will promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party hereto may reasonably require from time to time for the purpose of giving effect to this Agreement and will use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Agreement.

12.12.	Counterparts

This Agreement may be signed in counterparts and each of such counterparts will constitute an original document and such counterparts, taken together, will constitute one and the same instrument.

(Signature pages follow)

In witness whereof, the parties have executed this Agreement as of the date first written above.

Servicios de Juego Online S.A.U. as Company

By:	/s/ Óscar Iglesias Sánchez
	Name:	Óscar Iglesias Sánchez
	Title:	Director

By:	/s/ Ángel Corzo Uceda
	Name:	Ángel Corzo Uceda
	Title:	Director

Codere Newco, S.A.U. as Parent

By:	/s/ Vicente Di Loreto
	Name:	Vicente Di Loreto
	Title:	Authorized Signatory

[Signature page to Relationship and License Agreement]

Exhibit A

NEW MARK NOTICE

[Date]

Servicios de Juego Online S.A.U.
[Address of Company]

Re: Relationship and License Agreement dated June 21, 2021

Pursuant to the captioned Agreement, you are hereby notified that effective as of the date hereof the undersigned consents to the inclusion of the proprietary [service name] [logo] [insert or attach an exhibit] (the “New Mark”), as a “Licensed Mark” for the purposes of the Agreement. You may only use the New Mark subject to and in accordance with the Agreement.

In connection herewith, the undersigned hereby repeats and restates, as of the date hereof, the representation appearing in Section 2.3 of the Agreement with respect to the New Mark.

Sincerely,

[NAME OF LICENSOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

[NAME OF LICENSEE]

By:
Name:
Title:

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Dibujo / Diseño Industrial Nacional**

05046 AR

Países: Argentina

Fecha solicitud: 26/04/2019 **Fecha vencimiento:** 26/04/2024

Titulares: CODERE NEWCO, S.A.U.

Número de resultados encontrados: 290 **Página:** 1/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Diseño Comunitario**

005881158 EM
1

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)
Fecha solicitud: 11/12/2018 **Fecha vencimiento:** 11/12/2023
Titulares: CODERE NEWCO, S.A.U.

006340733 EM
1

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)
Fecha solicitud: 27/03/2019 **Fecha vencimiento:** 27/03/2024
Titulares: CODERE NEWCO, S.A.U.

Número de resultados encontrados: 290 **Página:** 2/86

Fecha: 02/03/2020

Número de resultados encontrados: 290 **Página:** 3/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

001963297 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)
Clase(s): Concedidos: 9, 35
Fecha solicitud: 20/11/2000 **Fecha vencimiento:** 20/11/2020
Fecha sol. renov.: 31/05/2010
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

CODERE

9 Distribuidores automáticos y mecanismos para aparatos de previo pago; máquinas recreativas.
35 Servicios de representación, exclusivas, importación y gestión de negocios comerciales relacionados con máquinas recreativas, con aparatos automáticos, con distribuidores automáticos y con mecanismos para aparatos de previo pago.

002231009 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)
Clase(s): Concedidos: 41
Fecha solicitud: 24/05/2001 **Fecha vencimiento:** 24/05/2021
Fecha sol. renov.: 06/05/2011
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

CODERE

41 Servicios de explotación de salas de juego, de bingos y de casinos; servicios de esparcimiento.

005354329 EM

CODERE NETWORK

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)
Clase(s): Concedidos: 9, 28, 35, 38, 41, 42
Fecha solicitud: 19/09/2006 **Fecha vencimiento:** 19/09/2026
Fecha sol. renov.: 02/06/2016
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

9 Aparatos e instrumentos científicos, náuticos, geodésicos, fotográficos, cinematográficos, ópticos, de pesar, de medida, de señalización, de control (inspección), de socorro (salvamento) y de enseñanza; aparatos e instrumentos para la conducción, la distribución, la transformación, la acumulación, la regulación o el mando de la corriente eléctrica; aparatos para el registro, transmisión o reproducción de sonido o imágenes; soportes de registro magnéticos, discos acústicos; distribuidores automáticos y mecanismos para aparatos accionados con monedas; cajas registradoras, máquinas calculadoras, equipo para el tratamiento de la información y ordenadores; extintores; cadenas de quevedos; estuches para quevedos; monturas para quevedos; Alfombrillas de ratón; cordones para quevedos; dibujos animados; encendedores de cigarrillos para automóviles; estuches para gafas; estuches para lentes de contacto; imanes; imanes decorativos; monturas de gafas; planchas eléctricas; publicaciones electrónicas descargables; reposamuñecas para ordenador; aparatos de soldadura por arco eléctrico; dispositivos de mando para ascensores; dispositivos eléctricos para atraer y eliminar insectos; aparatos de corte por arco eléctrico; aparatos eléctricos para desmaquillar; aparatos de galvanización; aparatos de galvanoplastia; hierros de soldadura eléctricos; dispositivos eléctricos de apertura de puertas; aparatos de soldadura eléctrica; soldar embalajes de materias plásticas (aparatos eléctricos para -).
28 Juegos, juguetes; artículos de gimnasia y de deporte no comprendidos en otras clases; decoraciones para árboles de Navidad; confetis; soportes para árboles de Navidad; Árboles de Navidad de materiales sintéticos; Artículos de cotillón.
35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina; ventas en pública subasta; alquiler de distribuidores automáticos.
38 Telecomunicaciones.
41 Educación; formación; entretenimiento; actividades deportivas y culturales; publicación de libros; publicación de textos que no sean publicitarios; publicación electrónica de libros y periódicos en línea; suministro de publicaciones electrónicas en línea no descargables; Interpretación del lenguaje de señas.
42 Servicios científicos y tecnológicos así como servicios de investigación y diseño relativos a ellos; servicios de análisis e investigación industrial; Diseño y desarrollo de ordenadores y software; servicios jurídicos.

Número de resultados encontrados: 290 **Página:** 4/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

005660303 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)
Clase(s): Concedidos: 35, 38, 41, 43
Fecha solicitud: 02/02/2007 **Fecha vencimiento:** 02/02/2027
Fecha sol. renov.: 27/01/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Servicios de publicidad, marketing, estudios de mercado y servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento.
38 Telecomunicaciones.
41 Servicios de organización de loterías, apuestas y juegos de azar; servicios de explotación de salas de juego y casinos; servicios de entretenimiento, diversión y esparcimiento.
43 Servicios de bar, cafetería, restaurante, y, en general, servicios de restauración (alimentación) y hospedaje temporal.

005698717 EM **TURFF**

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)
Clase(s): Limitados: 35. Concedidos: 35, 43
Fecha solicitud: 19/02/2007 **Fecha vencimiento:** 19/02/2027
Fecha sol. renov.: 09/02/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina; Alquiler de distribuidores automáticos; ventas en pública subasta.
43 Servicios de restauración (alimentación); hospedaje temporal.

005710454 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)
Clase(s): Limitados: 35, 41. Concedidos: 35, 38, 41, 43
Fecha solicitud: 23/02/2007 **Fecha vencimiento:** 23/02/2027
Fecha sol. renov.: 22/02/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.
35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina; Alquiler de distribuidores automáticos; ventas en pública subasta.
38 Telecomunicaciones.
41 Educación; formación; esparcimiento; actividades deportivas y culturales.
41 Educación; formación; esparcimiento; actividades deportivas y culturales; Caligrafía (Servicios de -); composición de página(Servicios de -) que no sean con fines publicitarios; interpretación del lenguaje de los signos; microedición; publicación de libros; publicación de textos que no sean publicitarios; publicación electrónica de libros y periódicos en línea; suministro de publicaciones electrónicas en línea no descargables; traducción (Servicios de -).
43 Servicios de restauración (alimentación); hospedaje temporal.

Número de resultados encontrados: 290 **Página:** 5/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

006305486 EM

BINGO RE

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 28, 35, 38, 41, 43

Fecha solicitud: 24/09/2007 **Fecha vencimiento:** 24/09/2027

Fecha sol. renov.: 22/06/2017

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Aparatos e instrumentos científicos, náuticos, geodésicos, fotográficos, cinematográficos, ópticos, de pesar, de medida, de señalización, de control (inspección), de socorro (salvamento) y de enseñanza; aparatos e instrumentos para la conducción, distribución, transformación, acumulación, regulación o control de la electricidad; aparatos para el registro, transmisión, reproducción del sonido o imágenes; soportes de registro magnéticos, discos acústicos; distribuidores automáticos y mecanismos para aparatos de previo pago; cajas registradoras, máquinas calculadoras, equipos para el tratamiento de la información y ordenadores; extintores; Alfombrillas de ratón; arco eléctrico (aparatos de soldadura por-); ascensores (dispositivos de mando para -); atraer y eliminar insectos (dispositivos eléctricos para -); bigudíes electrotérmicos; cadenas para quevedos; cordones para quevedos; corte por arco eléctrico (aparatos de -); desmaquillar (aparatos eléctricos para -); dibujos animados; dispositivos de cierre eléctricos para puertas; encendedores de cigarrillos para automóviles; estuches para gafas; estuches para lentes de contacto; estuches para quevedos; galvanización (aparatos de -); galvanoplastia (aparatos de -); hierros de soldar eléctricos; imanes; imanes decorativos; limpieza (dispositivos de -) para discos acústicos; monturas de gafas; monturas de quevedos; planchas eléctricas; publicaciones electrónicas descargables; puertas (dispositivos eléctricos para abrir -); reposamuñecas para ordenador; soldadores eléctricos; soldadura eléctrica (aparatos de -); soldar embalajes de materias plásticas (aparatos eléctricos para -).
28 Juegos, juguetes; artículos de gimnasia y deporte no comprendidos en otras clases; decoraciones para árboles de Navidad; Árboles de Navidad de materiales sintéticos; confetis; cotillón (Artículos de -); soportes para árboles de Navidad; tiovivos.
35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina; Alquiler de distribuidores automáticos; ventas en pública subasta.

38 Telecomunicaciones.
41 Educación; formación; esparcimiento; actividades deportivas y culturales; Caligrafía (Servicios de -); composición de página (Servicios de -) que no sean con fines publicitarios; interpretación del lenguaje de los signos; microedición; publicación de libros; publicación de textos que no sean publicitarios; publicación electrónica de libros y periódicos en línea; suministro de publicaciones electrónicas en línea no descargables; traducción (Servicios de -).

43 Servicios de restauración (alimentación); hospedaje temporal.

Número de resultados encontrados: 290 **Página:** 6/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

006305577 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 28, 35, 38, 41, 43

Fecha solicitud: 24/09/2007 **Fecha vencimiento:** 24/09/2027

Fecha sol. renov.: 22/06/2017

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Aparatos e instrumentos científicos, náuticos, geodésicos, fotográficos, cinematográficos, ópticos, de pesar, de medida, de señalización, de control (inspección), de socorro (salvamento) y de enseñanza; aparatos e instrumentos para la conducción, distribución, transformación, acumulación, regulación o control de la electricidad; aparatos para el registro, transmisión, reproducción del sonido o imágenes; soportes de registro magnéticos, discos acústicos; distribuidores automáticos y mecanismos para aparatos de previo pago; cajas registradoras, máquinas calculadoras, equipos para el tratamiento de la información y ordenadores; extintores; Alfombrillas de ratón; arco eléctrico (aparatos de soldadura por-); ascensores (dispositivos de mando para -); atraer y eliminar insectos (dispositivos eléctricos para -); bigudíes electrotérmicos; cadenas para quevedos; cordones para quevedos; corte por arco eléctrico (aparatos de -); desmaquillar (aparatos eléctricos para -); dibujos animados; dispositivos de cierre eléctricos para puertas; encendedores de cigarrillos para automóviles; estuches para gafas; estuches para lentes de contacto; estuches para quevedos; galvanización (aparatos de -); galvanoplastia (aparatos de -); hierros de soldar eléctricos; imanes; imanes decorativos; limpieza (dispositivos de -) para discos acústicos; monturas de gafas; monturas de quevedos; planchas eléctricas; publicaciones electrónicas descargables; puertas (dispositivos eléctricos para abrir -); reposamuñecas para ordenador; soldadores eléctricos; soldadura eléctrica (aparatos de -); soldar embalajes de materias plásticas (aparatos eléctricos para -).
28 Juegos, juguetes; artículos de gimnasia y deporte no comprendidos en otras clases; decoraciones para árboles de Navidad; Árboles de Navidad de materiales sintéticos; confetis; cotillón (Artículos de -); soportes para árboles de Navidad; tiovivos.
35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina; Alquiler de distribuidores automáticos; ventas en pública subasta.
38 Telecomunicaciones.
41 Educación; formación; esparcimiento; actividades deportivas y culturales; Caligrafía (Servicios de -); composición de página (Servicios de -) que no sean con fines publicitarios; interpretación del lenguaje de los signos; microedición; publicación de libros; publicación de textos que no sean publicitarios; publicación electrónica de libros y periódicos en línea; suministro de publicaciones electrónicas en línea no descargables; traducción (Servicios de -).
43 Servicios de restauración (alimentación); hospedaje temporal.

008894321 EM **GREEN PLAY**

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 28, 41, 43

Fecha solicitud: 18/02/2010 **Fecha vencimiento:** 18/02/2030

Fecha sol. renov.: 14/02/2020

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Hardware y software, en particular para casinos y salas de juegos de azar, para máquinas automáticas de juegos de azar, máquinas tragaperras, juegos de lotería por vídeo o juegos de azar a través de Internet.
28 Equipos para casinos, en concreto mesas de ruleta, ruedas de ruleta; juegos de casino, máquinas automáticas de juegos de azar y máquinas de juegos de azar, en particular, para uso industrial en casinos y salas de juegos de azar, con o sin pago de premios, o juegos de azar a través de Internet, máquinas tragaperras o aparatos de juegos de apuestas electrónicos con o sin posibilidad de premio; carcasas para máquinas tragaperras, máquinas automáticas de juegos de azar y máquinas de juegos de azar; máquinas tragaperras y aparatos electrotécnicos o electrónicos de juegos de azar, máquinas automáticas de juegos de azar, máquinas de juegos de azar, máquinas tragaperras accionadas mediante la introducción de monedas, fichas, billetes, boletos o medios electrónicos, magnéticos o biométricos de almacenamiento, en particular para su uso profesional en casinos y salas de juegos de azar con o sin pago de premios; cajas para tragaperras, aparatos de juegos de azar, máquinas automáticas de juegos de azar y máquinas de juegos de azar que funcionan mediante la introducción de monedas, fichas, billetes o con medios de almacenamiento electrónicos, magnéticos o biométricos; aparatos eléctricos, electrónicos o mecánicos para efectuar juegos de bingo, de lotería o juegos de lotería por vídeo y para oficinas de apuestas, conectados en red o no; máquinas tragaperras.
41 Explotación de casinos o casinos de juego, así como explotación de oficinas de apuestas, oficinas de bingo y/u oficinas de lotería; explotación de centros y salas de juego y/o casinos en línea en Internet y plataformas de apuestas.
43 Servicios de restauración (alimentación); hospedaje temporal.

Número de resultados encontrados: 290 **Página:** 7/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

009267295 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 28, 35, 38, 41, 43

Fecha solicitud: 22/07/2010 **Fecha vencimiento:** 22/07/2020

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Aparatos e instrumentos científicos, náuticos, geodésicos, fotográficos, cinematográficos, ópticos, de pesar, de medida, de señalización, de control (inspección), de socorro (salvamento) y de enseñanza; aparatos e instrumentos para la conducción, distribución, transformación, acumulación, regulación o control de la electricidad; aparatos para el registro, transmisión, reproducción del sonido o imágenes; soportes de registro magnéticos, discos acústicos; distribuidores automáticos y mecanismos para aparatos de previo pago; cajas registradoras, máquinas calculadoras, equipos para el tratamiento de la información y ordenadores; extintores; Alfombrillas de ratón; arco eléctrico (aparatos de soldadura por-); ascensores (dispositivos de mando para -); atraer y eliminar insectos (dispositivos eléctricos para -); bigudíes electrotérmicos; cadenas para quevedos; cordones para quevedos; corte por arco eléctrico (aparatos de -); desmaquillar (aparatos eléctricos para -); dibujos animados; dispositivos de cierre eléctricos para puertas; encendedores de cigarrillos para automóviles; estuches para gafas; estuches para lentes de contacto; estuches para quevedos; galvanización (aparatos de -); galvanoplastia (aparatos de -); hierros de soldar eléctricos; imanes; imanes decorativos; limpieza (dispositivos de -) para discos acústicos; monturas de gafas; monturas de quevedos; planchas eléctricas; publicaciones electrónicas descargables; puertas (dispositivos eléctricos para abrir -); reposamuñecas para ordenador; soldadores eléctricos; soldadura eléctrica (aparatos de -); soldar embalajes de materias plásticas (aparatos eléctricos para -).
28 Juegos, juguetes; artículos de gimnasia y deporte no comprendidos en otras clases; decoraciones para árboles de Navidad; Árboles de Navidad de materiales sintéticos; confetis; cotillón (Artículos de -); soportes para árboles de Navidad; tiovivos.
35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina; Alquiler de distribuidores automáticos; ventas en pública subasta.
38 Telecomunicaciones.
41 Educación; formación; esparcimiento; actividades deportivas y culturales; Caligrafía (Servicios de -); composición de página (Servicios de -) que no sean con fines publicitarios; interpretación del lenguaje de los signos; microedición; publicación de libros; publicación de textos que no sean publicitarios; publicación electrónica de libros y periódicos en línea; suministro de publicaciones electrónicas en línea no descargables; traducción (Servicios de -).
43 Servicios de restauración (alimentación); hospedaje temporal.

Número de resultados encontrados: 290 **Página:** 9/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

010288785 EM **CODERE FAIR PLAY**

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 28, 35, 37, 41, 42, 43

Fecha solicitud: 23/09/2011 **Fecha vencimiento:** 23/09/2021

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Aparatos e instrumentos científicos, náuticos, geodésicos, fotográficos, cinematográficos, ópticos, de pesaje, de medición, de señalización, de control (inspección), de salvamento y de enseñanza; Aparatos e instrumentos de conducción, distribución, transformación, acumulación, regulación o control de la electricidad; Aparatos de grabación, transmisión o reproducción de sonido o imágenes; Soportes de registro magnéticos, discos acústicos; Distribuidores automáticos y mecanismos para aparatos de previo pago; Cajas registradoras, máquinas de calcular, equipos de procesamiento de datos y ordenadores; Extintores; Alfombrillas de ratón; arco eléctrico (aparatos de soldadura por-); ascensores (dispositivos de mando para -); atraer y eliminar insectos (dispositivos eléctricos para -); bigudíes electrotérmicos; cadenas para quevedos; cordones para quevedos; corte por arco eléctrico (aparatos de -); desmaquillar (aparatos eléctricos para -); dibujos animados; dispositivos de cierre eléctricos para puertas; encendedores de cigarrillos para automóviles; estuches para gafas; estuches para lentes de contacto; estuches para quevedos; galvanización (aparatos de -); galvanoplastia (aparatos de -); hierros de soldar eléctricos; imanes; imanes decorativos; limpieza (dispositivos de -) para discos acústicos; monturas de gafas; monturas de quevedos; planchas eléctricas; publicaciones electrónicas descargables; puertas (dispositivos eléctricos para abrir -); reposamuñecas para ordenador; soldadores eléctricos; soldadura eléctrica (aparatos de -); soldar embalajes de materias plásticas (aparatos eléctricos para -).
28 Juegos y juguetes; Artículos de gimnasia y deporte no comprendidos en otras clases; Adornos para árboles de Navidad; Árboles de Navidad de materiales sintéticos; confetis; cotillón (Artículos de -); soportes para árboles de Navidad; tiovivos.
35 Publicidad; Gestión de negocios comerciales; Administración comercial; Trabajos de oficina con exclusión de todos aquellos servicios relacionados con la comercialización, venta, dispensación, refino, exploración, extracción o distribución de petróleo o productos derivados del petróleo.

37 Servicios de construcción; Servicios de reparación; Servicios de instalación; Explotación de canteras; extracción minera; perforación de pozos.
41 Educación; Formación; Servicios de entretenimiento; Actividades deportivas y culturales; Caligrafía (Servicios de -); composición de página (Servicios de -) que no sean con fines publicitarios; interpretación del lenguaje de los signos; microedición; publicación de libros; publicación de textos que no sean publicitarios; publicación electrónica de libros y periódicos en línea; suministro de publicaciones electrónicas en línea no descargables; traducción (Servicios de -).
42 Servicios científicos y tecnológicos, así como servicios de investigación y diseño en estos ámbitos; Servicios de análisis e investigación industriales; Diseño y desarrollo de equipos informáticos y de software.
43 Servicios de restauración (alimentación); Hospedaje temporal; con exclusión de aquellos servicios prestados en tiendas de conveniencia anexas a las estaciones de servicio.

Número de resultados encontrados: 290 **Página:** 10/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

010288801 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 28, 35, 37, 41, 42, 43

Fecha solicitud: 23/09/2011 **Fecha vencimiento:** 23/09/2021

Titulares: CODERE NEWCO, S.A.U.

fair play

Productos / Servicios:

9 Aparatos e instrumentos científicos, náuticos, geodésicos, fotográficos, cinematográficos, ópticos, de pesaje, de medición, de señalización, de control (inspección), de salvamento y de enseñanza; Aparatos e instrumentos de conducción, distribución, transformación, acumulación, regulación o control de la electricidad; Aparatos de grabación, transmisión o reproducción de sonido o imágenes; Soportes de registro magnéticos, discos acústicos; Distribuidores automáticos y mecanismos para aparatos de previo pago; Cajas registradoras, máquinas de calcular, equipos de procesamiento de datos y ordenadores; Extintores; Alfombrillas de ratón; arco eléctrico (aparatos de soldadura por-); ascensores (dispositivos de mando para -); atraer y eliminar insectos (dispositivos eléctricos para -); bigudíes electrotérmicos; cadenas para quevedos; cordones para quevedos; corte por arco eléctrico (aparatos de -); desmaquillar (aparatos eléctricos para -); dibujos animados; dispositivos de cierre eléctricos para puertas; encendedores de cigarrillos para automóviles; estuches para gafas; estuches para lentes de contacto; estuches para quevedos; galvanización (aparatos de -); galvanoplastia (aparatos de -); hierros de soldar eléctricos; imanes; imanes decorativos; limpieza (dispositivos de -) para discos acústicos; monturas de gafas; monturas de quevedos; planchas eléctricas; publicaciones electrónicas descargables; puertas (dispositivos eléctricos para abrir -); reposamuñecas para ordenador; soldadores eléctricos; soldadura eléctrica (aparatos de -); soldar embalajes de materias plásticas (aparatos eléctricos para -).
28 Juegos y juguetes; Artículos de gimnasia y deporte no comprendidos en otras clases; Adornos para árboles de Navidad; Árboles de Navidad de materiales sintéticos; confetis; cotillón (Artículos de -); soportes para árboles de Navidad; tiovivos.
35 Publicidad; Gestión de negocios comerciales; Administración comercial; Trabajos de oficina, con exclusión de todos aquellos servicios relacionados con la comercialización, venta, dispensación, refino, exploración, extracción o distribución de petróleo o productos derivados del petróleo; Alquiler de distribuidores automáticos; ventas en pública subasta.
37 Servicios de construcción; Servicios de reparación; Servicios de instalación; Explotación de canteras; extracción minera; perforación de pozos.
41 Educación; Formación; Servicios de entretenimiento; Actividades deportivas y culturales; Caligrafía (Servicios de -); composición de página (Servicios de -) que no sean con fines publicitarios; interpretación del lenguaje de los signos; microedición; publicación de libros; publicación de textos que no sean publicitarios; publicación electrónica de libros y periódicos en línea; suministro de publicaciones electrónicas en línea no descargables; traducción (Servicios de -).
42 Servicios de restauración (alimentación); Hospedaje temporal; con exclusión de aquellos servicios prestados en tiendas de conveniencia anexas a las estaciones de servicio.
43 Servicios de restauración (alimentación); hospedaje temporal; con exclusión de aquellos servicios prestados en tiendas de conveniencia anexas a las estaciones de servicio.

Número de resultados encontrados: 290 **Página:** 11/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

010288851 EM **CODERE**

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 28, 35, 37, 41, 42, 43

Fecha solicitud: 23/09/2011 **Fecha vencimiento:** 23/09/2021

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Aparatos e instrumentos científicos, náuticos, geodésicos, fotográficos, cinematográficos, ópticos, de pesaje, de medición, de señalización, de control (inspección), de salvamento y de enseñanza; Aparatos e instrumentos de conducción, distribución, transformación, acumulación, regulación o control de la electricidad; Aparatos de grabación, transmisión o reproducción de sonido o imágenes; Soportes de registro magnéticos, discos acústicos; Distribuidores automáticos y mecanismos para aparatos de previo pago; Cajas registradoras, máquinas de calcular, equipos de procesamiento de datos y ordenadores; Extintores; Alfombrillas de ratón; arco eléctrico (aparatos de soldadura por-); ascensores (dispositivos de mando para -); atraer y eliminar insectos (dispositivos eléctricos para -); bigudíes electrotérmicos; cadenas para quevedos; cordones para quevedos; corte por arco eléctrico (aparatos de -); desmaquillar (aparatos eléctricos para -); dibujos animados; dispositivos de cierre eléctricos para puertas; encendedores de cigarrillos para automóviles; estuches para gafas; estuches para lentes de contacto; estuches para quevedos; galvanización (aparatos de -); galvanoplastia (aparatos de -); hierros de soldar eléctricos; imanes; imanes decorativos; limpieza (dispositivos de -) para discos acústicos; monturas de gafas; monturas de quevedos; planchas eléctricas; publicaciones electrónicas descargables; puertas (dispositivos eléctricos para abrir -); reposamuñecas para ordenador; soldadores eléctricos; soldadura eléctrica (aparatos de -); soldar embalajes de materias plásticas (aparatos eléctricos para -).
28 Juegos y juguetes; Artículos de gimnasia y deporte no comprendidos en otras clases; Adornos para árboles de Navidad; Árboles de Navidad de materiales sintéticos; confetis; cotillón (Artículos de -); soportes para árboles de Navidad; tiovivos.
35 Publicidad; Gestión de negocios comerciales; Administración comercial; Trabajos de oficina; Alquiler de distribuidores automáticos; ventas en pública subasta.
37 Servicios de construcción; Servicios de reparación; Servicios de instalación; Explotación de canteras; extracción minera; perforación de pozos.
41 Educación; Formación; Servicios de entretenimiento; Actividades deportivas y culturales; Caligrafía (Servicios de -); composición de página (Servicios de -) que no sean con fines publicitarios; interpretación del lenguaje de los signos; microedición; publicación de libros; publicación de textos que no sean publicitarios; publicación electrónica de libros y periódicos en línea; suministro de publicaciones electrónicas en línea no descargables; traducción (Servicios de -).
42 Servicios científicos y tecnológicos, así como servicios de investigación y diseño en estos ámbitos; Servicios de análisis e investigación industriales; Diseño y desarrollo de equipos informáticos y de software.
43 Servicios de restauración (alimentación); Hospedaje temporal.

010349637 EM **CANOE**

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Limitados: 35. Concedidos: 9, 28, 35, 37, 41, 42, 43

Fecha solicitud: 18/10/2011 **Fecha vencimiento:** 18/10/2021

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Aparatos e instrumentos científicos, geodésicos, fotográficos, cinematográficos, ópticos, de pesaje, de medición, de señalización, de control (inspección), y de enseñanza; Aparatos e instrumentos de conducción, distribución, transformación, acumulación, regulación o control de la electricidad; Aparatos de grabación, transmisión o reproducción de sonido o imágenes; Soportes de registro magnéticos, discos acústicos; Distribuidores automáticos y mecanismos para aparatos de previo pago; Cajas registradoras, máquinas de calcular, equipos de procesamiento de datos y ordenadores; Extintores.

28 Juegos; Adornos para árboles de Navidad.

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina; alquiler de distribuidores automáticos; ventas en pública subasta.
35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina;

LA EUIPO de conformidad con declarac art. 28 añade a esta clase:

Alquiler de distribuidores automáticos; ventas en pública subasta.
37 Servicios de construcción; servicios de reparación de todo tipo de máquinas relacionadas con los juegos de azar y las apuestas deportivas, incluyendo, ruletas, máquinas tragaperras y máquinas recreativas, máquinas expendedoras de apuestas; Servicios de instalación.

41 Educación; Formación; Servicios de entretenimiento; Actividades deportivas y culturales relacionadas con el sector del juego de azar y las apuestas deportivas.

42 Servicios científicos y tecnológicos, así como servicios de investigación y diseño en estos ámbitos; servicios de análisis e investigación industriales; diseño y desarrollo de equipos informáticos y de software.
43 Servicios de restauración (alimentación); hospedaje temporal.

Número de resultados encontrados: 290 **Página:** 12/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

010939486 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)
Clase(s): Concedidos: 9, 41, 42
Fecha solicitud: 05/06/2012 **Fecha vencimiento:** 05/06/2022
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

Apprende

9 Aparatos e instrumentos científicos, náuticos, geodésicos, fotográficos, cinematográficos, ópticos, de pesaje, de medición, de señalización, de control (inspección), de salvamento y de enseñanza; Aparatos e instrumentos de conducción, distribución, transformación, acumulación, regulación o control de la electricidad; Aparatos de grabación, transmisión o reproducción de sonido o imágenes; Soportes de registro magnéticos, discos acústicos; Discos compactos, DVD y otros soportes de grabación digitales; Mecanismos para aparatos de previo pago; Cajas registradoras, máquinas de calcular, equipos de procesamiento de datos, ordenadores; Software; Extintores. con exclusión de cualquier producto relacionado con la enseñanza o aprendizaje de idiomas y cursos de lenguas.

41 Educación; formación; servicios de entretenimiento; actividades deportivas y culturales; con exclusión de cualquier servicio relacionado con la enseñanza o aprendizaje de idiomas y cursos de lenguas.

42 Servicios científicos y tecnológicos, así como servicios de investigación y diseño en estos ámbitos; servicios de análisis e investigación industriales; diseño y desarrollo de equipos informáticos y de software.

010950608 EM **CODERE APUESTAS**

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)
Clase(s): Concedidos: 9, 28, 35, 37, 38, 41, 42, 43
Fecha solicitud: 08/06/2012 **Fecha vencimiento:** 08/06/2022
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

9 Aparatos e instrumentos científicos, náuticos, geodésicos, fotográficos, cinematográficos, ópticos, de pesaje, de medición, de señalización, de control (inspección), de salvamento y de enseñanza; Aparatos e instrumentos de conducción, distribución, transformación, acumulación, regulación o control de la electricidad; Aparatos de grabación, transmisión o reproducción de sonido o imágenes; Soportes de registro magnéticos, discos acústicos; Discos compactos, DVD y otros soportes de grabación digitales; Mecanismos para aparatos de previo pago; Cajas registradoras, máquinas de calcular, equipos de procesamiento de datos, ordenadores; Software; Extintores; Acústicos (Dispositivos de limpieza para discos -); alfombrillas de ratón; archivos de imagen descargables; archivos de música descargables; cadenas para quevedos; cordones para quevedos; correas para teléfonos celulares; dibujos animados; estuches para gafas; estuches para lentes de contacto; estuches para quevedos; imanes; imanes decorativos; monturas de gafas; monturas de quevedos; publicaciones electrónicas descargables; reposamuñecas para ordenador; tonos de llamada descargables para teléfonos móviles.
28 Juegos y juguetes; Artículos de gimnasia y deporte no comprendidos en otras clases; Adornos para árboles de Navidad; Árboles de Navidad de materiales sintéticos; confetis; cotillón (Artículos de -); sombreros de cotillón de papel; soportes para árboles de Navidad; tiovivos.
35 Publicidad; Gestión de negocios comerciales; Administración comercial; Trabajos de oficina; Alquiler de distribuidores automáticos; ventas en pública subasta.
37 Servicios de construcción; Servicios de reparación; Servicios de instalación; Explotación de canteras; extracción minera; perforación de pozos; perforación de pozos profundos de gas y petróleo.
38 Telecomunicaciones.
41 Educación; Formación; Servicios de entretenimiento; Actividades deportivas y culturales; Caligrafía (Servicios de -); composición de página (Servicios de -) que no sean con fines publicitarios; interpretación del lenguaje de los signos; microedición; publicación de libros; publicación de textos que no sean publicitarios; publicación electrónica de libros y periódicos en línea; servicios de interpretación lingüística; suministro de publicaciones electrónicas en línea no descargables; traducción (Servicios de -).
42 Servicios científicos y tecnológicos, así como servicios de investigación y diseño en estos ámbitos; Servicios de análisis e investigación industriales; Diseño y desarrollo de equipos informáticos y de software.
43 Servicios de restauración (alimentación); hospedaje temporal.

Número de resultados encontrados: 290 **Página:** 13/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

011202041 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 28, 35, 37, 38, 41, 42, 43

Fecha solicitud: 20/09/2012 **Fecha vencimiento:** 20/09/2022

Titulares: CODERE NEWCO, S.A.U.

TU VICTORIA

Productos / Servicios:

9 Aparatos e instrumentos científicos, náuticos, geodésicos, fotográficos, cinematográficos, ópticos, de pesaje, de medición, de señalización, de control (inspección), de salvamento y de enseñanza; aparatos e instrumentos de conducción, distribución, transformación, acumulación, regulación o control de la electricidad; aparatos de grabación, transmisión o reproducción de sonido o imágenes; soportes de registro magnéticos, discos acústicos; discos compactos, DVD y otros soportes de grabación digitales; mecanismos para aparatos de previo pago; cajas registradoras, máquinas de calcular, equipos de procesamiento de datos, ordenadores; software; extintores.
28 Juegos y juguetes; artículos de gimnasia y deporte no comprendidos en otras clases; adornos para árboles de Navidad.
35 Servicios de publicidad, marketing, estudios de mercado y servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento.
37 Servicios de construcción; servicios de reparación; servicios de instalación.
38 Telecomunicaciones.
41 Servicios de organización de loterías, apuestas y juegos de azar; servicios de explotación de salas de juego y casinos; servicios de entretenimiento, diversión y esparcimiento.
42 Servicios científicos y tecnológicos, así como servicios de investigación y diseño en estos ámbitos; servicios de análisis e investigación industriales; diseño y desarrollo de equipos informáticos y de software.
43 Servicios de bar, cafetería, restaurante, y, en general, servicios de restauración (alimentación) y hospedaje temporal.

011293461 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 16, 41

Fecha solicitud: 25/10/2012 **Fecha vencimiento:** 25/10/2022

Titulares: CODERE NEWCO, S.A.U.

esj Estudios sobre Juego

Productos / Servicios:

9 Aparatos e instrumentos de enseñanza; Soportes de registro magnéticos, discos acústicos;
Discos compactos, DVD y otros soportes de grabación digitales; Software; Audiovisual (aparatos de enseñanza -); Discos compactos [audio y video]; Discos magnéticos; Disquetes; Programas de sistemas operativos informáticos grabados; Programas informáticos grabados; Programas informáticos (software descargable); Publicaciones electrónicas (descargables).
16 Fotografías; Artículos de papelería; Material de instrucción o material didáctico (excepto aparatos); Almanaques; Catálogos; Circulares; Prospectos; Publicaciones impresas;
Publicaciones periódicas; Revistas [publicaciones periódicas].
41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos (servicios de -) disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios; Organización y dirección de conferencias; Organización y dirección de congresos; Organización y dirección de seminarios; Organización y dirección de simposios; Organización y dirección de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.

Número de resultados encontrados: 290 **Página:** 14/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

011828845 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 28, 35, 38, 41, 43

Fecha solicitud: 20/05/2013 **Fecha vencimiento:** 20/05/2023

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Aparatos e instrumentos de medición y de enseñanza; Soportes de registro magnéticos ,discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras, máquinas de calcular, equipos de procesamiento de datos, ordenadores; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Lectores de casetes; Lectores de discos compactos; Lectores de DVD; Lectores [hardware]; Lectores ópticos; Programas de juegos informáticos; Programas de sistemas operativos informáticos grabados; Programas informáticos grabados; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Teclados de ordenador.
28 Equipos para casino, en concreto mesas de ruleta, ruedas de ruleta; juegos de casino, máquinas automáticas de juegos de azar y máquinas de juegos de azar, en particular, para uso industrial en casinos y salas de juegos de azar, con o sin pago de premios, o juegos de azar a través de Internet, máquinas tragaperras o aparatos de juegos de apuestas electrónicos con o sin posibilidad de premio; carcasas para máquinas tragaperras, máquinas automáticas de juegos de azar y máquinas de juegos de azar, máquinas tragaperras y aparatos electrotécnicos o electrónicos de juegos de azar, máquinas automáticas de juegos de azar, máquinas de juegos de azar, máquinas tragaperras accionadas mediante la introducción de monedas, fichas billetes, boletos o medios electrónicos; magnéticos o biométricos de almacenamiento, en particular para su uso profesional en casinos y salas de juegos de azar con o sin pago de premios; cajas para tragaperras, aparatos de juegos de azar, máquinas automáticas de juegos de azar y máquinas de juegos de azar que funcionan mediante la introducción de monedas, fichas, billetes o con medios de almacenamiento electrónicos, magnéticos o biométricos; aparatos eléctricos, electrónicos o mecánicos para efectuar juegos de bingo, de lotería o juegos de lotería por vídeo y para oficinas de apuestas, conectados en red o no, máquinas tragaperras.
35 Servicios de venta al por mayor y al detalle, venta a través de redes mundiales de informática, por catálogo, por correo, teléfono, radio y televisión, y a través de otros medios electrónicos de equipos para casino, en concreto mesas de ruleta, ruedas de ruleta; juegos de casino, máquinas automáticas de juegos de azar y máquinas de juegos de azar, en particular, para uso industrial en casinos y salas de juegos de azar, con o sin pago de premios, o juegos de azar a través de Internet, máquinas tragaperras o aparatos de juegos de apuestas electrónicos con o sin posibilidad de premio; carcasas para máquinas tragaperras, máquinas automáticas de juegos de azar y máquinas de juegos de azar, máquinas tragaperras y aparatos electrotécnicos o electrónicos de juegos de azar, máquinas automáticas de juegos de azar, máquinas de juegos de azar, máquinas tragaperras accionadas mediante la introducción de monedas, fichas billetes, boletos o medios electrónicos; magnéticos o biométricos de almacenamiento, en particular para su uso profesional en casinos y salas de juegos de azar con o sin pago de premios; cajas para tragaperras, aparatos de juegos de azar, máquinas automáticas de juegos de azar y máquinas de juegos de azar que funcionan mediante la introducción de monedas, fichas, billetes o con medios de almacenamiento electrónicos, magnéticos o biométricos; aparatos eléctricos, electrónicos o mecánicos para efectuar juegos de bingo, de lotería o juegos de lotería por vídeo y para oficinas de apuestas, conectados en red o no, máquinas tragaperras; Servicios de publicidad, marketing, estudios de mercado y servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento.
38 Telecomunicaciones;Acceso de usuario (Servicios de -) a redes informáticas mundiales; Agencias de prensa; Alquiler de aparatos de fax; Alquiler de aparatos de telecomunicación; Alquiler de aparatos para el envio de mensajes; Alquiler de módems; Alquiler de teléfonos; Alquiler de tiempo de acceso a redes informáticas mundiales; Buzón de voz (Servicios de -); Comunicaciones por redes de fibra óptica; Comunicaciones por terminales de ordenador; Comunicaciones telefónicas; Comunicaciones telegráficas; Conexión telemática a una red informática mundial (Servicios de -); Correo electrónico; Emisiones de televisión; Encaminamiento (Servicios de -) y enlace para telecomunicaciones; Envío de mensajes; Facilitación de acceso a bases de datos; Facilitación de foros de discusión [chats] en Internet; Información sobre telecomunicaciones; Provisión de canales de telecomunicación para servicios de televenta; Provisión de foros en línea; Radiobúsqueda (servicios de -) [radio, teléfono u otros medios de comunicación electrónica]; Radiodifusión; Radiotelefonía móvil; Servicios de difusión inalámbrica; Servicios de videoconferencia; Tablones de anuncios electrónicos (servicios de -) [telecomunicaciones]; Teleconferencia (Servicios de -); Teledifusión por cable; Telefónicos (Servicios -); Telegráficos (Servicios -); Télex (Servicios de -); Transmisión de archivos digitales; Transmisión de faxes; Transmisión de mensajes e imágenes asistida por ordenador; Transmisión de tarjetas de felicitación en línea; Transmisión de telegramas; Transmisión por satélite.
41 Explotación de casinos o casinos de juego, asi como explotación de oficinas de apuestas, oficinas de bingo y/u oficinas de lotería; explotación de centros y salas de juego y/o casinos en línea en Internet y plataformas de apuestas.
43 Servicios de restauración (alimentación); Hospedaje temporal;Agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Alquiler de aparatos de cocción; Alquiler de aparatos de iluminación que no sean para decorados de teatro ni para estudios de televisión; Alquiler de carpas; Alquiler de construcciones transportables; Alquiler de dispensadores de agua potable; Alquiler de salas de reunión; Alquiler de sillas, mesas, mantelería y cristalería; Bar (Servicios de -); Bares de comidas rápidas [snack-bars]; Cafés-restaurantes; Cafeterias; Campamentos de vacaciones (servicios de -) [hospedaje]; Casas de vacaciones; Catering (Servicios de -); Comedores; Explotación de campings; Guarderías infantiles; Hotelería (Servicios de -); Motel (Servicios de -); Pensiones; Reserva de alojamiento temporal; Reserva de hoteles; Reserva de pensiones; Residencias para animales; Residencias para la tercera edad; Restauración [comidas]; Restaurantes de autoservicio.

016942682 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Número de resultados encontrados: 290 **Página:** 15/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

Clase(s): Concedidos: 9, 28, 35, 38, 41, 42, 43

Fecha solicitud: 03/07/2017 **Fecha vencimiento:** 03/07/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Ordenadores; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Lectores de casetes; Lectores de discos compactos; Lectores de DVD; Lectores [hardware]; Lectores ópticos; Programas de juegos informáticos; Programas de sistemas operativos informáticos grabados; Programas informáticos grabados; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Teclados de ordenador; procesadores de aplicaciones; aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.
28 Ruletas; Fichas de ruleta; Conjuntos de ruleta; Mesas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Tragaperras; Máquinas de juegos tragaperras; Máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Cartones de bingo; Marcadores de bingo; Fichas para juegos de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Billetes de lotería impresos; Lotería de tarjetas para rascar; Billetes de lotería para rascar; Billetes de lotería para raspar; Máquinas automáticas de juego; Máquinas de juego con pantalla LCD; Máquinas de juego automáticas accionadas con monedas; Máquinas de juegos recreativos accionadas con monedas; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Juegos accionados con monedas; Aparatos de juegos informáticos; Máquinas de juego recreativas accionadas con monedas; Equipos de juegos que funcionan con billetes; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida video para utilizar con televisores.
35 : Servicios de venta al por menor de ruletas; Servicios de venta al por menor de fichas de ruleta; Servicios de venta al por menor de conjuntos de ruleta; Servicios de venta al por menor de mesas de ruleta; Servicios de venta al por mayor de mesas de ruleta; Servicios de venta al por menor de mesas de juegos de azar; Servicios de venta al por mayor de mesas de juegos de azar; Servicios de venta al por menor de máquinas para la práctica de juegos de habilidad o azar; Servicios de venta al por mayor de máquinas para la práctica de juegos de habilidad o azar; Servicios de venta al por menor de tragaperras; Servicios de venta al por mayor de tragaperras; Servicios de venta al por menor de máquinas de juegos tragaperras; Servicios de venta al por mayor de máquinas de juegos tragaperras; Servicios de venta al por menor de máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Servicios de venta al por mayor de máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Servicios de venta al por menor de fichas para juegos de apuestas; Servicios de venta al por mayor de fichas para juegos de apuestas; Servicios de venta al por menor de máquinas para juegos de apuestas; Servicios de venta al por mayor de máquinas para juegos de apuestas; Servicios de venta al por menor de juegos electrónicos; Servicios de venta al por mayor de juegos electrónicos; Servicios de venta al por menor de máquinas recreativas para salas de juegos electrónicos; Servicios de venta al por mayor de máquinas recreativas para salas de juegos electrónicos; Servicios de venta al por menor de máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Servicios de venta al por mayor de máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Servicios de venta al por menor de aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Servicios de venta al por mayor de aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Servicios de venta al por menor de juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Servicios de venta al por mayor de juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Servicios de venta al por menor de juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Servicios de venta al por mayor de juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Servicios de venta al por menor de cartones de bingo; Servicios de venta al por mayor de cartones de bingo; Servicios de venta al por menor de marcadores de bingo; Servicios de venta al por mayor de marcadores de bingo; Servicios de venta al por menor de fichas para juegos de bingo; Servicios de venta al por mayor de fichas para juegos de bingo; Servicios de venta al por menor de equipos para jugar al bingo; Servicios de venta al por mayor de equipos para jugar al bingo; Servicios de venta al por menor de ruedas de lotería; Servicios de venta al por mayor de ruedas de lotería; Servicios de venta al por menor de billetes de lotería; Servicios de venta al por mayor de billetes de lotería; Servicios de venta al por menor de billetes de lotería impresos; Servicios de venta al por mayor de billetes de lotería impresos; Servicios de venta al por menor de lotería de tarjetas para rascar; Servicios de venta al por mayor de lotería de tarjetas para rascar; Servicios de venta al por menor de billetes de lotería para rascar; Servicios de venta al por mayor de billetes de lotería para rascar; Servicios de venta al por menor de billetes de lotería para raspar; Servicios de venta al por mayor de billetes de lotería para raspar; Servicios de venta al por menor de máquinas automáticas de juego; Servicios de venta al por mayor de máquinas automáticas de juego; Servicios de venta al por menor de máquinas de juego con pantalla LCD; Servicios de venta al por mayor de máquinas de juego con pantalla LCD; Servicios de venta al por menor de máquinas de juego automáticas accionadas con monedas; Servicios de venta al por mayor de máquinas de juego automáticas accionadas con monedas; Servicios de venta al por menor de máquinas de juegos recreativos accionadas con monedas; Servicios de venta al por mayor de máquinas de juegos recreativos accionadas con monedas; Servicios de venta al por menor de máquinas de videojuegos electrónicos para salas de juego; Servicios de venta al por mayor de máquinas de videojuegos electrónicos para salas de juego; Servicios de venta al por menor de máquinas de juegos y de diversiones accionadas con monedas; Servicios de venta al por mayor de máquinas de juegos y de diversiones

Número de resultados encontrados: 290 **Página:** 16/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

accionadas con monedas; Servicios de venta al por menor de fichas [marcadores] para juegos; Servicios de venta al por mayor de fichas [marcadores] para juegos; Servicios de venta al por menor de juegos de previo pago; Servicios de venta al por mayor de juegos de previo pago; Servicios de venta al por menor de juegos accionados con monedas; Servicios de venta al por mayor de juegos accionados con monedas; Servicios de venta al por menor de aparatos de juegos informáticos; Servicios de venta al por mayor de aparatos de juegos informáticos; Servicios de venta al por menor de máquinas de juego recreativas accionadas con monedas; Servicios de venta al por mayor de máquinas de juego recreativas accionadas con monedas; Servicios de venta al por menor de equipos de juegos que funcionan con billetes; Servicios de venta al por mayor de equipos de juegos que funcionan con billetes; Servicios de venta al por menor de juegos creados para ser utilizados con receptores de televisión; Servicios de venta al por mayor de juegos creados para ser utilizados con receptores de televisión; Servicios de venta al por menor de aparatos de juego con salida vídeo para utilizar con televisores; Servicios de venta al por mayor de aparatos de juego con salida video para utilizar con televisores; Servicios de venta al por menor de mecanismos para aparatos de previo pago; Servicios de venta al por mayor de mecanismos para aparatos de previo pago; Servicios de venta al por menor de software; Servicios de venta al por mayor de software; Servicios de venta al por menor de programas de juegos informáticos; Servicios de venta al por mayor de programas de juegos informáticos; Servicios de venta al por menor de programas de sistemas operativos informáticos grabados; Servicios de venta al por mayor de programas de sistemas operativos informáticos grabados; Servicios de venta al por menor de programas informáticos grabados; Servicios de venta al por mayor de programas informáticos grabados; Servicios de venta al por menor de programas informáticos [software descargable]; Servicios de venta al por mayor de programas informáticos [software descargable]; Servicios de venta al por menor de software [programas grabados]; Servicios de venta al por mayor de software [programas grabados]; Servicios de venta al por menor de procesadores de aplicaciones; Servicios de venta al por mayor de procesadores de aplicaciones; Servicios de venta al por menor de aplicaciones informáticas descargables; Servicios de venta al por mayor de aplicaciones informáticas descargables; Servicios de venta al por menor de software y aplicaciones para dispositivos móviles; Servicios de venta al por mayor de software y aplicaciones para dispositivos móviles; Servicios de venta al por menor de software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por mayor de software de aplicaciones informáticas con juegos y juegos de azar; Servicios de publicidad relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Marketing relacionado con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento.

38 Telecomunicaciones; Servicios de acceso de usuario a una red informática mundial y a sitios en línea que contienen información sobre una gran variedad de temas; Agencias de prensa; Alquiler de aparatos de fax; Alquiler de aparatos de telecomunicación; Alquiler de aparatos para el envío de mensajes; Alquiler de módems; Alquiler de teléfonos; Alquiler de tiempo de acceso a redes informáticas mundiales; Servicios de buzón de voz; Comunicaciones por redes de fibra óptica; Comunicaciones por terminales de ordenador; Comunicaciones telefónicas; Comunicaciones telegráficas; Servicios de conexión telemática a una red informática mundial; Correo electrónico; Emisiones de televisión; Encaminamiento (Servicios de -) y enlace para telecomunicaciones; Envío de mensajes; Facilitación de acceso a bases de datos; Facilitación de foros de discusión [chats] en Internet; Información sobre telecomunicaciones; Provisión de canales de telecomunicación para servicios de televenta; Provisión de foros en línea; Servicios de radiobúsqueda [radio, teléfono u otros medios de comunicación electrónica]; Radiodifusión; Radiotelefonía móvil; Servicios de difusión inalámbrica; Servicios de videoconferencia; Servicios de tablones de anuncios electrónicos [telecomunicaciones]; Teleconferencia (Servicios de -); Teledifusión por cable; Servicios telegráficos; Servicios telefónicos; Servicios de télex; Transmisión de archivos digitales; Transmisión de faxes; Transmisión de mensajes e imágenes asistida por ordenador; Transmisión de tarjetas de felicitación en línea; Transmisión de telegramas; Transmisión por satélite

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos (servicios de -) disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios; Organización y dirección de conferencias; Organización y dirección de congresos; Organización y dirección de seminarios; Organización y dirección de simposios; Organización y dirección de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.

42 Servicios científicos y tecnológicos; Servicios de investigación; Servicios de diseño; Servicios de análisis industriales; Servicios de investigación industrial; diseño de ordenadores; desarrollo de ordenadores; diseño de software; desarrollo de software.

43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Alquiler de aparatos de cocción; Alquiler de aparatos de iluminación que no sean para decorados de teatro ni para estudios de televisión; Alquiler de carpas; Alquiler de construcciones transportables; Alquiler de dispensadores de agua potable; Alquiler de salas de reunión; Alquiler de sillas, mesas, mantelería y cristalería; Bar (Servicios de -); Bares de comidas rápidas [snack-bars]; Servicios de cafés-restaurantes; Servicios de cafeterías; Campamentos de vacaciones (servicios de -) [hospedaje]; Servicios de casas de vacaciones; Servicios de catering; Servicios de comedores; Explotación de campings; Guarderías infantiles; Hotelería (Servicios de -); Motel (Servicios de -); Servicios de pensiones; Reserva de alojamiento temporal; Reserva de hoteles; Reserva de pensiones; Servicios de residencias para animales; Servicios de residencias para la tercera edad; Restauración [comidas]; Servicios de restaurantes de autoservicio

017243734 EM

Paises: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 28, 35, 38, 41, 42, 43

Fecha solicitud: 26/09/2017 **Fecha vencimiento:** 26/09/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

Número de resultados encontrados: 290 **Página:** 17/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

codere

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Ordenadores; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Lectores de casetes; Lectores de discos compactos; Lectores de DVD; Lectores [hardware]; Lectores ópticos; Programas de juegos informáticos; Programas de sistemas operativos informáticos grabados; Programas informáticos grabados; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Teclados de ordenador; procesadores de aplicaciones; aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.

28 Ruletas; Fichas de ruleta; Conjuntos de ruleta; Mesas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Tragaperras; Máquinas de juegos tragaperras; Máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Cartones de bingo; Marcadores de bingo; Fichas para juegos de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Billetes de lotería impresos; Lotería de tarjetas para rascar; Billetes de lotería para rascar; Billetes de lotería para raspar; Máquinas automáticas de juego; Máquinas de juego con pantalla LCD; Máquinas de juego automáticas accionadas con monedas; Máquinas de juegos recreativos accionadas con monedas; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Juegos accionados con monedas; Aparatos de juegos informáticos; Máquinas de juego recreativas accionadas con monedas; Equipos de juegos que funcionan con billetes; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida vídeo para utilizar con televisores.

35 Servicios de venta al por menor de ruletas; Servicios de venta al por menor de fichas de ruleta; Servicios de venta al por menor de conjuntos de ruleta; Servicios de venta al por menor de mesas de ruleta; Servicios de venta al por mayor de mesas de ruleta; Servicios de venta al por menor de mesas de juegos de azar; Servicios de venta al por mayor de mesas de juegos de azar; Servicios de venta al por menor de máquinas para la práctica de juegos de habilidad o azar; Servicios de venta al por mayor de máquinas para la práctica de juegos de habilidad o azar; Servicios de venta al por menor de tragaperras; Servicios de venta al por mayor de tragaperras; Servicios de venta al por menor de máquinas de juegos tragaperras; Servicios de venta al por mayor de máquinas de juegos tragaperras; Servicios de venta al por menor de máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Servicios de venta al por mayor de máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Servicios de venta al por menor de fichas para juegos de apuestas; Servicios de venta al por mayor de fichas para juegos de apuestas; Servicios de venta al por menor de máquinas para juegos de apuestas; Servicios de venta al por mayor de máquinas para juegos de apuestas; Servicios de venta al por menor de juegos electrónicos; Servicios de venta al por mayor de juegos electrónicos; Servicios de venta al por menor de máquinas recreativas para salas de juegos electrónicos; Servicios de venta al por mayor de máquinas recreativas para salas de juegos electrónicos; Servicios de venta al por menor de máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Servicios de venta al por mayor de máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); ervicios de venta al por menor de aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Servicios de venta al por mayor de aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Servicios de venta al por menor de juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Servicios de venta al por mayor de juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Servicios de venta al por menor de juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Servicios de venta al por mayor de juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Servicios de venta al por menor de cartones de bingo; Servicios de venta al por mayor de cartones de bingo; Servicios de venta al por menor de marcadores de bingo; Servicios de venta al por mayor de marcadores de bingo; Servicios de venta al por menor de fichas para juegos de bingo; Servicios de venta al por mayor de fichas para juegos de bingo; Servicios de venta al por menor de equipos para jugar al bingo; Servicios de venta al por mayor de equipos para jugar al bingo; Servicios de venta

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Fecha: 02/03/2020

GONZALEZ-BUENO SLP

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad Marca de la Unión Europea

al por menor de ruedas de lotería; Servicios de venta al por mayor de ruedas de lotería; Servicios de venta al por menor de billetes de lotería; Servicios de venta al por mayor de billetes de lotería; Servicios de venta al por menor de billetes de lotería impresos; Servicios de venta al por mayor de billetes de lotería impresos; Servicios de venta al por menor de lotería de tarjetas para rascar; Servicios de venta al por mayor de lotería de tarjetas para rascar; Servicios de venta al por menor de billetes de lotería para rascar; Servicios de venta al por mayor de billetes de lotería para rascar; Servicios de venta al por menor de billetes de lotería para raspar; Servicios de venta al por mayor de billetes de lotería para raspar; Servicios de venta al por menor de máquinas automáticas de juego; Servicios de venta al por mayor de máquinas automáticas de juego; Servicios de venta al por menor de máquinas de juego con pantalla LCD; Servicios de venta al por mayor de máquinas de juego con pantalla LCD; Servicios de venta al por menor de máquinas de juego automáticas accionadas con monedas; Servicios de venta al por mayor de máquinas de juego automáticas accionadas con monedas; Servicios de venta al por menor de máquinas de juegos recreativos accionadas con monedas; Servicios de venta al por mayor de máquinas de juegos recreativos accionadas con monedas; Servicios de venta al por menor de máquinas de videojuegos electrónicos para salas de juego; Servicios de venta al por mayor de máquinas de videojuegos electrónicos para salas de juego; Servicios de venta al por menor de máquinas de juegos y de diversiones accionadas con monedas; Servicios de venta al por mayor de máquinas de juegos y de diversiones accionadas con monedas; Servicios de venta al por menor de fichas [marcadores] para juegos; Servicios de venta al por mayor de fichas [marcadores] para juegos; Servicios de venta al por menor de juegos de previo pago; Servicios de venta al por mayor de juegos de previo pago; Servicios de venta al por menor de juegos accionados con monedas; Servicios de venta al por mayor de juegos accionados con monedas; Servicios de venta al por menor de aparatos de juegos informáticos; Servicios de venta al por mayor de aparatos de juegos informáticos; Servicios de venta al por menor de máquinas de juego recreativas accionadas con monedas; Servicios de venta al por mayor de máquinas de juego recreativas accionadas con monedas; Servicios de venta al por menor de equipos de juegos que funcionan con billetes; Servicios de venta al por mayor de equipos de juegos que funcionan con billetes; Servicios de venta al por menor de juegos creados para ser utilizados con receptores de televisión; Servicios de venta al por mayor de juegos creados para ser utilizados con receptores de televisión; Servicios de venta al por menor de aparatos de juego con salida video para utilizar con televisores; Servicios de venta al por mayor de aparatos de juego con salida video para utilizar con televisores; Servicios de venta al por menor de mecanismos para aparatos de previo pago; Servicios de venta al por mayor de mecanismos para aparatos de previo pago; Servicios de venta al por menor de software; Servicios de venta al por mayor de software; Servicios de venta al por menor de programas de juegos informáticos; Servicios de venta al por mayor de programas de juegos informáticos; Servicios de venta al por menor de programas de sistemas operativos informáticos grabados; Servicios de venta al por mayor de programas de sistemas operativos informáticos grabados; Servicios de venta al por menor de programas informáticos grabados; Servicios de venta al por mayor de programas informáticos grabados; Servicios de venta al por menor de programas informáticos [software descargable]; Servicios de venta al por mayor de programas informáticos [software descargable]; Servicios de venta al por menor de software [programas grabados]; Servicios de venta al por mayor de software [programas grabados]; Servicios de venta al por menor de procesadores de aplicaciones; Servicios de venta al por mayor de procesadores de aplicaciones; Servicios de venta al por menor de aplicaciones informáticas descargables; Servicios de venta al por mayor de aplicaciones informáticas descargables; Servicios de venta al por menor de software y aplicaciones para dispositivos móviles; Servicios de venta al por mayor de software y aplicaciones para dispositivos móviles; Servicios de venta al por menor de software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por mayor de software de aplicaciones informáticas con juegos y juegos de

Número de resultados encontrados: 290 Página: 19/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

azar; Servicios de publicidad relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Marketing relacionado con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento.
38 Telecomunicaciones; Servicios de acceso de usuario a una red informática mundial y a sitios en línea que contienen información sobre una gran variedad de temas; Agencias de prensa; Alquiler de aparatos de fax; Alquiler de aparatos de telecomunicación; Alquiler de aparatos para el envío de mensajes; Alquiler de módems; Alquiler de teléfonos; Alquiler de tiempo de acceso a redes informáticas mundiales; Servicios de buzón de voz; Comunicaciones por redes de fibra óptica; Comunicaciones por terminales de ordenador; Comunicaciones telefónicas; Comunicaciones telegráficas; Servicios de conexión telemática a una red informática mundial; Correo electrónico; Emisiones de televisión; Encaminamiento (Servicios de -) y enlace para telecomunicaciones; Envío de mensajes; Facilitación de acceso a bases de datos; Facilitación de foros de discusión [chats] en Internet; Información sobre telecomunicaciones; Provisión de canales de telecomunicación para servicios de televenta; Provisión de foros en línea; Servicios de radiobúsqueda [radio, teléfono u otros medios de comunicación electrónica]; Radiodifusión; Radiotelefonía móvil; Servicios de difusión inalámbrica; Servicios de videoconferencia; Servicios de tablones de anuncios electrónicos [telecomunicaciones]; Teleconferencia (Servicios de -); Teledifusión por cable; Servicios telegráficos; Servicios telefónicos; Servicios de télex; Transmisión de archivos digitales; Transmisión de faxes; Transmisión de mensajes e imágenes asistida por ordenador; Transmisión de tarjetas de felicitación en línea; Transmisión de telegramas; Transmisión por satélite.
41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos (servicios de -) disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios; Organización y dirección de conferencias; Organización y dirección de congresos; Organización y dirección de seminarios; Organización y dirección de simposios; Organización y dirección de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.
42 Servicios científicos y tecnológicos; Servicios de investigación; Servicios de diseño; Servicios de análisis industriales; Servicios de investigación industrial; diseño de ordenadores; desarrollo de ordenadores; diseño de software; desarrollo de software.
43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Alquiler de aparatos de cocción; Alquiler de aparatos de iluminación que no sean para decorados de teatro ni para estudios de televisión; Alquiler de carpas; Alquiler de construcciones transportables; Alquiler de dispensadores de agua potable; Alquiler de salas de reunión; Alquiler de sillas, mesas, mantelería y cristalería; Bar (Servicios de -); Bares de comidas rápidas [snack-bars]; Servicios de cafésrestaurantes; Servicios de cafeterías; Campamentos de vacaciones (servicios de -) [hospedaje]; Servicios de casas de vacaciones; Servicios de catering; Servicios de comedores; Explotación de campings; Guarderías infantiles; Hotelería (Servicios de -); Motel (Servicios de -); Servicios de pensiones; Reserva de alojamiento temporal; Reserva de hoteles; Reserva de pensiones; Servicios de residencias para animales; Servicios de residencias para la tercera edad; Restauración [comidas]; Servicios de restaurantes de

Número de resultados encontrados: 290 **Página:** 20/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

autoservicio.

017752189 EM **FUNDACIÓN CODERE**

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Solicitados: 41, 42

Fecha solicitud: 30/01/2018 **Fecha vencimiento:** 30/01/2028

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

41 Servicios de educación; formación; servicios de entretenimiento; actividades deportivas y culturales; organización de talleres, conferencias, seminarios y exposiciones; servicios de edición de libros, revistas y publicaciones en papel; Publicación, Facilitación y suministro de publicaciones electrónicas en línea; todos ellos destinados principalmente al fomento y promoción del estudio, la investigación, la transparencia y la seguridad jurídica en la materia de los juegos de azar y al apoyo al desarrollo de la sociedad en el ámbito educacional
42 Servicios de investigación, análisis y desarrollo de asuntos relacionados con los juegos de azar, asuntos sociales y educación; servicios de realización de estudios técnicos en cuestiones relacionadas con los juegos de azar, asuntos sociales y educación.

017940426 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 28, 35, 38, 41, 42, 43

Fecha solicitud: 08/08/2018 **Fecha vencimiento:** 08/08/2028 codere

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Ordenadores; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Lectores de casetes; Lectores de discos compactos; Lectores de DVD; Lectores [hardware]; Lectores ópticos; Programas de juegos informáticos; Programas de sistemas operativos informáticos grabados; Programas informáticos grabados; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Teclados de ordenador; procesadores de aplicaciones; aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.
28 Ruletas; Fichas de ruleta; Conjuntos de ruleta; Mesas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Tragaperras; Máquinas de juegos tragaperras; Máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Cartones de bingo; Marcadores de bingo; Fichas para juegos de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Billetes de lotería impresos; Lotería de tarjetas para rascar; Billetes de lotería para rascar; Billetes de lotería para raspar; Máquinas automáticas de juego; Máquinas de juego con pantalla LCD; Máquinas de juego automáticas accionadas con monedas; Máquinas de juegos recreativos accionadas con monedas; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Juegos accionados con monedas; Aparatos de juegos informáticos; Máquinas de juego recreativas accionadas con monedas; Equipos de juegos que funcionan con billetes; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida video para utilizar con televisores.
35 Servicios de venta al por menor de ruletas; Servicios de venta al por menor de fichas de ruleta; Servicios de venta al por menor de conjuntos de ruleta; Servicios de venta al por menor de mesas de ruleta; Servicios de venta al por mayor de mesas de ruleta; Servicios de venta al por menor de mesas de juegos de azar; Servicios de venta al por mayor de mesas de juegos de azar; Servicios de venta al por menor de máquinas para la práctica de juegos de habilidad o azar; Servicios de venta al por mayor de máquinas para la práctica de juegos de habilidad o azar; Servicios de venta al por menor de tragaperras; Servicios de venta al por mayor de tragaperras; Servicios de venta al por menor de máquinas de juegos tragaperras; Servicios de venta al por mayor de máquinas de juegos tragaperras; Servicios de venta al por menor de máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Servicios de venta al por mayor de máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Servicios de venta al por menor de fichas para juegos de apuestas; Servicios de venta al por mayor de fichas para juegos de apuestas; Servicios de venta al por menor de máquinas para juegos de apuestas; Servicios de venta al por mayor de máquinas para juegos de apuestas; Servicios de venta al por menor de juegos electrónicos; Servicios de venta al por mayor de juegos electrónicos; Servicios de venta al por menor de máquinas recreativas para salas de juegos electrónicos; Servicios de venta al por mayor de máquinas recreativas para salas de juegos electrónicos; Servicios de venta al por menor de máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Servicios de venta al por mayor de máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Servicios de venta al por menor de aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Servicios de venta al por mayor de aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Servicios de venta al por menor de juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Servicios de venta al por mayor de juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Servicios de venta al por menor de juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Servicios de venta al por mayor de juegos

Número de resultados encontrados: 290 **Página:** 21/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Servicios de venta al por menor de cartones de bingo; Servicios de venta al por mayor de cartones de bingo; Servicios de venta al por menor de marcadores de bingo; Servicios de venta al por mayor de marcadores de bingo; Servicios de venta al por menor de fichas para juegos de bingo; Servicios de venta al por mayor de fichas para juegos de bingo; Servicios de venta al por menor de equipos para jugar al bingo; Servicios de venta al por mayor de equipos para jugar al bingo; Servicios de venta al por menor de ruedas de lotería; Servicios de venta al por mayor de ruedas de lotería; Servicios de venta al por menor de billetes de lotería; Servicios de venta al por mayor de billetes de lotería; Servicios de venta al por menor de billetes de lotería impresos; Servicios de venta al por mayor de billetes de lotería impresos; Servicios de venta al por menor de lotería de tarjetas para rascar; Servicios de venta al por mayor de lotería de tarjetas para rascar; Servicios de venta al por menor de billetes de lotería para rascar; Servicios de venta al por mayor de billetes de lotería para rascar; Servicios de venta al por menor de billetes de lotería para raspar; Servicios de venta al por mayor de billetes de lotería para raspar; Servicios de venta al por menor de máquinas automáticas de juego; Servicios de venta al por mayor de máquinas automáticas de juego; Servicios de venta al por menor de máquinas de juego con pantalla LCD; Servicios de venta al por mayor de máquinas de juego con pantalla LCD; Servicios de venta al por menor de máquinas de juego automáticas accionadas con monedas; Servicios de venta al por mayor de máquinas de juego automáticas accionadas con monedas; Servicios de venta al por menor de máquinas de juegos recreativos accionadas con monedas; Servicios de venta al por mayor de máquinas de juegos recreativos accionadas con monedas; Servicios de venta al por menor de máquinas de videojuegos electrónicos para salas de juego; Servicios de venta al por mayor de máquinas de videojuegos electrónicos para salas de juego; Servicios de venta al por menor de máquinas de juegos y de diversiones accionadas con monedas; Servicios de venta al por mayor de máquinas de juegos y de diversiones accionadas con monedas; Servicios de venta al por menor de fichas [marcadores] para juegos; Servicios de venta al por mayor de fichas [marcadores] para juegos; Servicios de venta al por menor de juegos de previo pago; Servicios de venta al por mayor de juegos de previo pago; Servicios de venta al por menor de juegos accionados con monedas; Servicios de venta al por mayor de juegos accionados con monedas; Servicios de venta al por menor de aparatos de juegos informáticos; Servicios de venta al por mayor de aparatos de juegos informáticos; Servicios de venta al por menor de máquinas de juego recreativas accionadas con monedas; Servicios de venta al por mayor de máquinas de juego recreativas accionadas con monedas; Servicios de venta al por menor de equipos de juegos que funcionan con billetes; Servicios de venta al por mayor de equipos de juegos que funcionan con billetes; Servicios de venta al por menor de juegos creados para ser utilizados con receptores de televisión; Servicios de venta al por mayor de juegos creados para ser utilizados con receptores de televisión; Servicios de venta al por menor de aparatos de juego con salida vídeo para utilizar con televisores; Servicios de venta al por mayor de aparatos de juego con salida vídeo para utilizar con televisores; Servicios de venta al por menor de mecanismos para aparatos de previo pago; Servicios de venta al por mayor de mecanismos para aparatos de previo pago; Servicios de venta al por menor de software; Servicios de venta al por mayor de software; Servicios de venta al por menor de programas de juegos informáticos; Servicios de venta al por mayor de programas de juegos informáticos; Servicios de venta al por menor de programas de sistemas operativos informáticos grabados; Servicios de venta al por mayor de programas de sistemas operativos informáticos grabados; Servicios de venta al por menor de programas informáticos grabados; Servicios de venta al por mayor de programas informáticos grabados; Servicios de venta al por menor de programas informáticos [software descargable]; Servicios de venta al por mayor de programas informáticos [software descargable]; Servicios de venta al por menor de software [programas grabados]; Servicios de venta al por mayor de software [programas grabados]; Servicios de venta al por menor de procesadores de aplicaciones; Servicios de venta al por mayor de procesadores de aplicaciones; Servicios de venta al por menor de aplicaciones informáticas descargables; Servicios de venta al por mayor de aplicaciones informáticas descargables; Servicios de venta al por menor de software y aplicaciones para dispositivos móviles; Servicios de venta al por mayor de software y aplicaciones para dispositivos móviles; Servicios de venta al por menor de software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por mayor de software de aplicaciones informáticas con juegos y juegos de azar; Servicios de publicidad relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Marketing relacionado con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento.

38 Telecomunicaciones; Servicios de acceso de usuario a una red informática mundial y a sitios en línea que contienen información sobre una gran variedad de temas; Agencias de prensa; Alquiler de aparatos de fax; Alquiler de aparatos de telecomunicación; Alquiler de aparatos para el envío de mensajes; Alquiler de módems; Alquiler de teléfonos; Alquiler de tiempo de acceso a redes informáticas mundiales; Servicios de buzón de voz; Comunicaciones por redes de fibra óptica; Comunicaciones por terminales de ordenador; Comunicaciones telefónicas; Comunicaciones telegráficas; Servicios de conexión telemática a una red informática mundial; Correo electrónico; Emisiones de televisión; Encaminamiento (Servicios de -) y enlace para telecomunicaciones; Envío de mensajes; Facilitación de acceso a bases de datos; Facilitación de foros de discusión [chats] en Internet; Información sobre telecomunicaciones; Provisión de canales de telecomunicación para servicios de televenta; Provisión de foros en línea; Servicios de radiobúsqueda [radio, teléfono u otros medios de comunicación electrónica]; Radiodifusión; Radiotelefonía móvil; Servicios de difusión inalámbrica; Servicios de videoconferencia; Servicios de tablones de anuncios electrónicos [telecomunicaciones]; Teleconferencia (Servicios de -); Teledifusión por cable; Servicios telegráficos; Servicios telefónicos; Servicios de télex; Transmisión de archivos digitales; Transmisión de faxes; Transmisión de mensajes e imágenes asistida por ordenador; Transmisión de tarjetas de felicitación en línea; Transmisión de telegramas; Transmisión por satélite.

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos (servicios de -) disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios; Organización y dirección de conferencias; Organización y dirección de congresos; Organización y dirección de seminarios; Organización y dirección de simposios; Organización y dirección de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.

42 Servicios científicos y tecnológicos; Servicios de investigación; Servicios de diseño; Servicios de análisis industriales; Servicios de investigación industrial; diseño de ordenadores; desarrollo de ordenadores; diseño de software; desarrollo de software.

Número de resultados encontrados: 290 **Página:** 22/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Alquiler de aparatos de cocción; Alquiler de aparatos de iluminación que no sean para decorados de teatro ni para estudios de televisión; Alquiler de carpas; Alquiler de construcciones transportables; Alquiler de dispensadores de agua potable; Alquiler de salas de reunión; Alquiler de sillas, mesas, mantelería y cristalería; Bar (Servicios de -); Bares de comidas rápidas [snack-bars]; Servicios de cafés-restaurantes; Servicios de cafeterías; Campamentos de vacaciones (servicios de -) [hospedaje]; Servicios de casas de vacaciones; Servicios de catering; Servicios de comedores; Explotación de campings; Guarderías infantiles; Hotelería (Servicios de -); Motel (Servicios de -); Servicios de pensiones; Reserva de alojamiento temporal; Reserva de hoteles; Reserva de pensiones; Servicios de residencias para animales; Servicios de residencias para la tercera edad; Restauración [comidas]; Servicios de restaurantes de autoservicio.

017940427 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 9, 28, 35, 38, 41, 42, 43

Fecha solicitud: 08/08/2018 **Fecha vencimiento:** 08/08/2028

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

codere

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Ordenadores; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Lectores de casetes; Lectores de discos compactos; Lectores de DVD; Lectores [hardware]; Lectores ópticos; Programas de juegos informáticos; Programas de sistemas operativos informáticos grabados; Programas informáticos grabados; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Teclados de ordenador; procesadores de aplicaciones; aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.
28 Ruletas; Fichas de ruleta; Conjuntos de ruleta; Mesas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Tragaperras; Máquinas de juegos tragaperras; Máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Cartones de bingo; Marcadores de bingo; Fichas para juegos de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Billetes de lotería impresos; Lotería de tarjetas para rascar; Billetes de lotería para rascar; Billetes de lotería para raspar; Máquinas automáticas de juego; Máquinas de juego con pantalla LCD; Máquinas de juego automáticas accionadas con monedas; Máquinas de juegos recreativos accionadas con monedas; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Juegos accionados con monedas; Aparatos de juegos informáticos; Máquinas de juego recreativas accionadas con monedas; Equipos de juegos que funcionan con billetes; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida video para utilizar con televisores.
35 Servicios de venta al por menor de ruletas; Servicios de venta al por menor de fichas de ruleta; Servicios de venta al por menor de conjuntos de ruleta; Servicios de venta al por menor de mesas de ruleta; Servicios de venta al por mayor de mesas de ruleta; Servicios de venta al por menor de mesas de juegos de azar; Servicios de venta al por mayor de mesas de juegos de azar; Servicios de venta al por menor de máquinas para la práctica de juegos de habilidad o azar; Servicios de venta al por mayor de máquinas para la práctica de juegos de habilidad o azar; Servicios de venta al por menor de tragaperras; Servicios de venta al por mayor de tragaperras; Servicios de venta al por menor de máquinas de juegos tragaperras; Servicios de venta al por mayor de máquinas de juegos tragaperras; Servicios de venta al por menor de máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Servicios de venta al por mayor de máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Servicios de venta al por menor de fichas para juegos de apuestas; Servicios de venta al por mayor de fichas para juegos de apuestas; Servicios de venta al por menor de máquinas para juegos de apuestas; Servicios de venta al por mayor de máquinas para juegos de apuestas; Servicios de venta al por menor de juegos electrónicos; Servicios de venta al por mayor de juegos electrónicos; Servicios de venta al por menor de máquinas recreativas para salas de juegos electrónicos; Servicios de venta al por mayor de máquinas recreativas para salas de juegos electrónicos; Servicios de venta al por menor de máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Servicios de venta al por mayor de máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Servicios de venta al por menor de aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Servicios de venta al por mayor de aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Servicios de venta al por menor de juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Servicios de venta al por mayor de juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Servicios de venta al por menor de juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Servicios de venta al por mayor de juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Servicios de venta al por menor de cartones de bingo; Servicios de venta al por mayor de cartones de bingo; Servicios de venta al por menor de marcadores de bingo; Servicios de venta al por mayor de marcadores de bingo; Servicios de venta al por menor de fichas para juegos de bingo; Servicios de venta al por mayor de fichas para juegos de bingo; Servicios de venta al por menor de equipos para jugar al bingo; Servicios de venta al por mayor de equipos para jugar al bingo; Servicios de venta al por menor de ruedas de lotería; Servicios de venta al por mayor de ruedas de lotería; Servicios de venta al por menor de billetes de lotería; Servicios de venta al por mayor de billetes de lotería; Servicios de venta al por menor de billetes de lotería impresos; Servicios de venta al por mayor de billetes de lotería impresos; Servicios de venta al por menor de lotería de tarjetas para rascar; Servicios de venta al por

Número de resultados encontrados: 290 **Página:** 23/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad Marca de la Unión Europea

mayor de lotería de tarjetas para rascar; Servicios de venta al por menor de billetes de lotería para rascar; Servicios de venta al por mayor de billetes de lotería para rascar; Servicios de venta al por menor de billetes de lotería para raspar; Servicios de venta al por mayor de billetes de lotería para raspar; Servicios de venta al por menor de máquinas automáticas de juego; Servicios de venta al por mayor de máquinas automáticas de juego; Servicios de venta al por menor de máquinas de juego con pantalla LCD; Servicios de venta al por mayor de máquinas de juego con pantalla LCD; Servicios de venta al por menor de máquinas de juego automáticas accionadas con monedas; Servicios de venta al por mayor de máquinas de juego automáticas accionadas con monedas; Servicios de venta al por menor de máquinas de juegos recreativos accionadas con monedas; Servicios de venta al por mayor de máquinas de juegos recreativos accionadas con monedas; Servicios de venta al por menor de máquinas de videojuegos electrónicos para salas de juego; Servicios de venta al por mayor de máquinas de videojuegos electrónicos para salas de juego; Servicios de venta al por menor de máquinas de juegos y de diversiones accionadas con monedas; Servicios de venta al por mayor de máquinas de juegos y de diversiones accionadas con monedas; Servicios de venta al por menor de fichas [marcadores] para juegos; Servicios de venta al por mayor de fichas [marcadores] para juegos; Servicios de venta al por menor de juegos de previo pago; Servicios de venta al por mayor de juegos de previo pago; Servicios de venta al por menor de juegos accionados con monedas; Servicios de venta al por mayor de juegos accionados con monedas; Servicios de venta al por menor de aparatos de juegos informáticos; Servicios de venta al por mayor de aparatos de juegos informáticos; Servicios de venta al por menor de máquinas de juego recreativas accionadas con monedas; Servicios de venta al por mayor de máquinas de juego recreativas accionadas con monedas; Servicios de venta al por menor de equipos de juegos que funcionan con billetes; Servicios de venta al por mayor de equipos de juegos que funcionan con billetes; Servicios de venta al por menor de juegos creados para ser utilizados con receptores de televisión; Servicios de venta al por mayor de juegos creados para ser utilizados con receptores de televisión; Servicios de venta al por menor de aparatos de juego con salida vídeo para utilizar con televisores; Servicios de venta al por mayor de aparatos de juego con salida vídeo para utilizar con televisores; Servicios de venta al por menor de mecanismos para aparatos de previo pago; Servicios de venta al por mayor de mecanismos para aparatos de previo pago; Servicios de venta al por menor de software; Servicios de venta al por mayor de software; Servicios de venta al por menor de programas de juegos informáticos; Servicios de venta al por mayor de programas de juegos informáticos; Servicios de venta al por menor de programas de sistemas operativos informáticos grabados; Servicios de venta al por mayor de programas de sistemas operativos informáticos grabados; Servicios de venta al por menor de programas informáticos grabados; Servicios de venta al por mayor de programas informáticos grabados; Servicios de venta al por menor de programas informáticos [software descargable]; Servicios de venta al por mayor de programas informáticos [software descargable]; Servicios de venta al por menor de software [programas grabados]; Servicios de venta al por mayor de software [programas grabados]; Servicios de venta al por menor de procesadores de aplicaciones; Servicios de venta al por mayor de procesadores de aplicaciones; Servicios de venta al por menor de aplicaciones informáticas descargables; Servicios de venta al por mayor de aplicaciones informáticas descargables; Servicios de venta al por menor de software y aplicaciones para dispositivos móviles; Servicios de venta al por mayor de software y aplicaciones para dispositivos móviles; Servicios de venta al por menor de software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por mayor de software de aplicaciones informáticas con juegos y juegos de azar; Servicios de publicidad relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Marketing relacionado con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento.

38 Telecomunicaciones; Servicios de acceso de usuario a una red informática mundial y a sitios en línea que contienen información sobre una gran variedad de temas; Agencias de prensa; Alquiler de aparatos de fax; Alquiler de aparatos de telecomunicación; Alquiler de aparatos para el envío de mensajes; Alquiler de módems; Alquiler de teléfonos; Alquiler de tiempo de acceso a redes informáticas mundiales; Servicios de buzón de voz; Comunicaciones por redes de fibra óptica; Comunicaciones por terminales de ordenador; Comunicaciones telefónicas; Comunicaciones telegráficas; Servicios de conexión telemática a una red informática mundial; Correo electrónico; Emisiones de televisión; Encaminamiento (Servicios de -) y enlace para telecomunicaciones; Envío de mensajes; Facilitación de acceso a bases de datos; Facilitación de foros de discusión [chats] en Internet; Información sobre telecomunicaciones; Provisión de canales de telecomunicación para servicios de televenta; Provisión de foros en línea; Servicios de radiobúsqueda [radio, teléfono u otros medios de comunicación electrónica]; Radiodifusión; Radiotelefonía móvil; Servicios de difusión inalámbrica; Servicios de videoconferencia; Servicios de tablones de anuncios electrónicos [telecomunicaciones]; Teleconferencia (Servicios de -); Teledifusión por cable; Servicios telegráficos; Servicios telefónicos; Servicios de télex; Transmisión de archivos digitales; Transmisión de faxes; Transmisión de mensajes e imágenes asistida por ordenador; Transmisión de tarjetas de felicitación en línea; Transmisión de telegramas; Transmisión por satélite.

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos (servicios de -) disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios; Organización y dirección de conferencias; Organización y dirección de congresos; Organización y dirección de seminarios; Organización y dirección de simposios; Organización y dirección de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.

42 Servicios científicos y tecnológicos; Servicios de investigación; Servicios de diseño; Servicios de análisis industriales; Servicios de investigación industrial; diseño de ordenadores; desarrollo de ordenadores; diseño de software; desarrollo de software.

43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Alquiler de aparatos de cocción; Alquiler de aparatos de iluminación que no sean para decorados de teatro ni para estudios de televisión; Alquiler de carpas; Alquiler de construcciones transportables; Alquiler de dispensadores de agua potable; Alquiler de salas de reunión; Alquiler de sillas, mesas, mantelería y cristalería; Bar (Servicios de -); Bares de comidas rápidas [snack-bars]; Servicios de cafés-restaurantes; Servicios de cafeterías; Campamentos de vacaciones (servicios de -) [hospedaje]; Servicios de casas de vacaciones; Servicios de catering; Servicios de comedores; Explotación de campings; Guarderías infantiles; Hotelería (Servicios de -); Motel (Servicios de -); Servicios de pensiones; Reserva de alojamiento temporal; Reserva de hoteles; Reserva de pensiones; Servicios de residencias para animales; Servicios de residencias para la

Número de resultados encontrados: 290 **Página:** 24/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca de la Unión Europea**

tercera edad; Restauración [comidas]; Servicios de restaurantes de autoservicio.

018130305 EM **CODERE AEROFOOTBALL**

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Solicitados: 28, 35, 41

Fecha solicitud: 30/09/2019 **Fecha vencimiento:** 30/09/2029

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

28 Juegos; Juguetes; Aparatos de videojuegos; Artículos de deporte y gimnasia.
35 Servicios de publicidad; Servicios de investigación y asesoramiento para negocios; Servicios de investigación de mercados; Servicios de análisis de negocios; Servicios de comunicaciones empresariales; Servicios de relaciones con medios de comunicación; Organización de demostraciones con finalidades comerciales; Organización de demostraciones con una finalidad publicitaria; Difusión de anuncios; Difusión de material publicitario [folletos, prospectos, impresos, muestras]; Distribución de muestras con fines publicitarios; Distribución de publicidad y anuncios comerciales; Asesoramiento en marketing; Alquiler de espacio, tiempo y materiales publicitarios; Servicios de promoción.
41 Servicios de entretenimiento; Actividades deportivas y culturales; Administración [organización] de competiciones; Celebración de exhibiciones para fines de entretenimiento; Organización de ceremonias de entrega de premios; Organización de competiciones; Organización de competiciones de fútbol; Organización de torneos deportivos; Organización y celebración de conferencias, congresos y simposios; Organización y dirección de competiciones deportivas; Servicios de apuestas colectivas de fútbol; Servicios de casino, juegos y apuestas; Servicios de información en línea sobre jugadores; Servicios de intercambio de apuestas; Servicios de juegos de azar para múltiples jugadores; Servicios de juegos de azar en línea; Servicios de resultados deportivos; Servicios en materia de apuestas deportivas; Actividades deportivas y recreativas; Arbitraje de competiciones deportivas.

018130311 EM

Países: Oficina de Propiedad Intelectual de la Unión Europea (EUIPO)

Clase(s): Concedidos: 28, 35, 41

Fecha solicitud: 30/09/2019 **Fecha vencimiento:** 30/09/2029

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

28 Juegos; Juguetes; Aparatos de videojuegos; Artículos de deporte y gimnasia.
35 Servicios de publicidad; Servicios de investigación y asesoramiento para negocios; Servicios de investigación de mercados; Servicios de análisis de negocios; Servicios de comunicaciones empresariales; Servicios de relaciones con medios de comunicación; Organización de demostraciones con finalidades comerciales; Organización de demostraciones con una finalidad publicitaria; Difusión de anuncios; Difusión de material publicitario [folletos, prospectos, impresos, muestras]; Distribución de muestras con fines publicitarios; Distribución de publicidad y anuncios comerciales; Asesoramiento en marketing; Alquiler de espacio, tiempo y materiales publicitarios; Servicios de promoción.
41 Servicios de entretenimiento; Actividades deportivas y culturales; Administración [organización] de competiciones; Celebración de exhibiciones para fines de entretenimiento; Organización de ceremonias de entrega de premios; Organización de competiciones; Organización de competiciones de fútbol; Organización de torneos deportivos; Organización y celebración de conferencias, congresos y simposios; Organización y dirección de competiciones deportivas; Servicios de apuestas colectivas de fútbol; Servicios de casino, juegos y apuestas; Servicios de información en línea sobre jugadores; Servicios de intercambio de apuestas; Servicios de juegos de azar para múltiples jugadores; Servicios de juegos de azar en línea; Servicios de resultados deportivos; Servicios en materia de apuestas deportivas; Actividades deportivas y recreativas; Arbitraje de competiciones deportivas.

Número de resultados encontrados: 290 **Página:** 25/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Internacional**

1498216 WO

AEROFOOTBALL

Países: , Brasil, Colombia, México

Clase(s): Solicitados: 28, 35, 41

Fecha solicitud: 02/10/2019 **Fecha vencimiento:** 02/10/2029

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

28 Juegos; Juguetes; Aparatos de videojuegos; Artículos de deporte y gimnasia.
35 Servicios de publicidad; Servicios de investigación y asesoramiento para negocios; Servicios de investigación de mercados; Servicios de análisis de negocios; Servicios de comunicaciones empresariales; Servicios de relaciones con medios de comunicación; Organización de demostraciones con finalidades comerciales; Organización de demostraciones con una finalidad publicitaria; Difusión de anuncios; Difusión de material publicitario [folletos, prospectos, impresos, muestras]; Distribución de muestras con fines publicitarios; Distribución de publicidad y anuncios comerciales; Asesoramiento en marketing; Alquiler de espacio, tiempo y materiales publicitarios; Servicios de promoción.
41 Servicios de entretenimiento; Actividades deportivas y culturales; Administración [organización] de competiciones; Celebración de exhibiciones para fines de entretenimiento; Organización de ceremonias de entrega de premios; Organización de competiciones; Organización de competiciones de fútbol; Organización de torneos deportivos; Organización y celebración de conferencias, congresos y simposios; Organización y dirección de competiciones deportivas; Servicios de apuestas colectivas de fútbol; Servicios de casino, juegos y apuestas; Servicios de información en línea sobre jugadores; Servicios de intercambio de apuestas; Servicios de juegos de azar para múltiples jugadores; Servicios de juegos de azar en línea; Servicios de resultados deportivos; Servicios en materia de apuestas deportivas; Actividades deportivas y recreativas; Arbitraje de competiciones deportivas.

1507943 WO **CODERE AEROFOOTBALL**

Países: , Brasil, Colombia, México

Clase(s): Solicitados: 28, 35, 41

Fecha solicitud: 12/12/2019 **Fecha vencimiento:**

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

28 Juegos; Juguetes; Aparatos de videojuegos; Artículos de deporte y gimnasia.
35 Servicios de publicidad; servicios de investigación y asesoramiento para negocios; servicios de investigación de mercados; servicios de análisis de negocios; servicios de comunicaciones empresariales; preparación y realización de planes y conceptos de medios de comunicación y publicitarios; organización de demostración de productos con finalidades comerciales; organización de demostración de productos con una finalidad publicitaria; difusión de anuncios; difusión de material publicitario [folletos, prospectos, impresos, muestras]; distribución de muestras con fines publicitarios; distribución de publicidad y anuncios comerciales; asesoramiento en marketing; alquiler de espacios publicitarios, tiempo publicitario y materiales publicitarios; servicios de promoción.
41 Servicios de entretenimiento; Actividades deportivas y culturales; Administración [organización] de competiciones; Celebración de exhibiciones para fines de entretenimiento; Organización de ceremonias de entrega de premios; Organización de competiciones; Organización de competiciones de fútbol; Organización de torneos deportivos; Organización y celebración de conferencias, congresos y simposios; Organización y dirección de competiciones deportivas; Servicios de apuestas colectivas de fútbol; Servicios de casino, juegos y apuestas; Servicios de información en línea sobre jugadores; Servicios de intercambio de apuestas; Servicios de juegos de azar para múltiples jugadores; Servicios de juegos de azar en línea; Servicios de resultados deportivos; Servicios en materia de apuestas deportivas; Actividades deportivas y recreativas; Arbitraje de competiciones deportivas.

Número de resultados encontrados: 290 **Página:** 26/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

2166247 AR — **BINGO BRONCE PLUS**

Países: Argentina
Clase(s): Concedidos: 9
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 26/06/2027
Fecha sol. renov.: 28/06/2017
Titulares: CODERE NEWCO, S.A.U.

2166248 AR — **BINGO BRONCE PLUS**

Países: Argentina
Clase(s): Concedidos: 28
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 26/06/2027
Fecha sol. renov.: 28/06/2017
Titulares: CODERE NEWCO, S.A.U.

2170409 AR — **EL TREBOL**

Países: Argentina
Clase(s): Concedidos: 9
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 18/07/2027
Fecha sol. renov.: 30/06/2017
Titulares: CODERE NEWCO, S.A.U.

2170410 AR — **EL TREBOL**

Países: Argentina
Clase(s): Concedidos: 28
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 18/07/2027
Fecha sol. renov.: 30/06/2017
Titulares: CODERE NEWCO, S.A.U.

2185146 AR — **A LA VANGUARDIA DEL JUEGO Y EL ENTRETENIMIENTO**

Países: Argentina
Clase(s): Concedidos: 16
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 01/10/2027
Fecha sol. renov.: 20/09/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

16 Papel y cartón; productos de imprenta; material de encuadernación; fotografías; artículos de papelería y artículos de oficina, excepto muebles; adhesivos (pegamentos) de papelería o para uso doméstico; material para artistas y material de dibujo; pinceles; material de instrucción y material didáctico; hojas, películas y bolsas de materias plásticas para embalar y empaquetar; caracteres de imprenta, clichés de imprenta.

2185147 AR — **A LA VANGUARDIA DEL JUEGO Y EL ENTRETENIMIENTO**

Países: Argentina
Clase(s): Concedidos: 35
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 01/10/2027
Fecha sol. renov.: 20/09/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

Número de resultados encontrados: 290 **Página:** 27/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

2185148 AR

A LA VANGUARDIA DEL JUEGO Y EL ENTRETENIMIENTO

Países: Argentina
Clase(s): Concedidos: 41
Fecha solicitud: 29/01/2006 **Fecha vencimiento:** 01/10/2027
Fecha sol. renov.: 20/09/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; servicios de entretenimiento; actividades deportivas y culturales.

2197194 AR

Países: Argentina
Clase(s): Concedidos: 43
Fecha solicitud: 05/05/2006 **Fecha vencimiento:** 21/11/2027
Fecha sol. renov.: 02/10/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

2200473 AR

A LA VANGUARDIA DEL JUEGO Y EL ENTRETENIMIENTO

Países: Argentina
Clase(s): Concedidos: 28
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 30/11/2027
Fecha sol. renov.: 03/10/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

28 Juegos y juguetes; aparatos de videojuegos; artículos de gimnasia y deporte; adornos para árboles de Navidad.

2217419 AR

Países: Argentina
Clase(s): Concedidos: 9
Fecha solicitud: 14/06/2005 **Fecha vencimiento:** 06/03/2028
Fecha sol. renov.: 14/02/2018
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

9 Aparatos e instrumentos científicos, de investigación, de navegación, geodésicos, fotográficos, cinematográficos, audiovisuales, ópticos, de pesaje, de medición, de señalización, de detección, de pruebas, de inspección, de salvamento y de enseñanza; aparatos e instrumentos de conducción, distribución, transformación, acumulación, regulación o control de la distribución o consumo de electricidad; aparatos e instrumentos de grabación, transmisión, reproducción o tratamiento de sonidos, imágenes o datos; soportes grabados o telecargables, software, soportes de registro y almacenamiento digitales o análogos vírgenes; mecanismos para aparatos que funcionan con monedas; cajas registradoras, dispositivos de cálculo; ordenadores y periféricos de ordenador; trajes de buceo, máscaras de buceo, tapones auditivos para buceo, pinzas nasales para submarinistas y nadadores, guantes de buceo, aparatos de respiración para la natación subacuática; extintores.

2218024 AR

Países: Argentina
Clase(s): Concedidos: 41
Fecha solicitud: 14/06/2005 **Fecha vencimiento:** 10/03/2028
Fecha sol. renov.: 14/02/2018
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; servicios de entretenimiento; actividades deportivas y culturales.

Número de resultados encontrados: 290 **Página:** 28/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

2382588 AR
Países: Argentina
Clase(s): Concedidos: 43
Fecha solicitud: 12/02/2007 **Fecha vencimiento:** 26/07/2020
Titulares: CODERE NEWCO, S.A.U.

VICTORIA

2416677 AR **CODERE**
Países: Argentina
Clase(s): Concedidos: 16
Fecha solicitud: 13/08/2007 **Fecha vencimiento:** 27/12/2020
Titulares: CODERE NEWCO, S.A.U.

2421186 AR **GRUPO CODERE**
Países: Argentina
Clase(s): Concedidos: 16
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 26/01/2021
Titulares: CODERE NEWCO, S.A.U.

2439529 AR
Países: Argentina
Clase(s): Concedidos: 9
Fecha solicitud: 08/06/2010 **Fecha vencimiento:** 20/05/2021
Titulares: CODERE NEWCO, S.A.U.

voluntariado corporativo
"La solidaridad es nuestro compromiso, sumate a construir el cambio"

2439531 AR
Países: Argentina
Clase(s): Concedidos: 16
Fecha solicitud: 08/06/2010 **Fecha vencimiento:** 20/05/2021
Titulares: CODERE NEWCO, S.A.U.

voluntariado corporativo
"La solidaridad es nuestro compromiso, sumate a construir el cambio"

2439533 AR
Países: Argentina
Clase(s): Concedidos: 28
Fecha solicitud: 08/06/2010 **Fecha vencimiento:** 20/05/2021
Titulares: CODERE NEWCO, S.A.U.

voluntariado corporativo
"La solidaridad es nuestro compromiso, sumate a construir el cambio"

2439535 AR
Países: Argentina
Clase(s): Concedidos: 35
Fecha solicitud: 08/06/2010 **Fecha vencimiento:** 20/05/2021
Titulares: CODERE NEWCO, S.A.U.

voluntariado corporativo
"La solidaridad es nuestro compromiso, sumate a construir el cambio"

Número de resultados encontrados: 290 **Página:** 29/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

2439536 AR
Países: Argentina
Clase(s): Solicitados: 38
Fecha solicitud: 08/06/2010 **Fecha vencimiento:** 24/05/2021
Titulares: CODERE NEWCO, S.A.U.

2439537 AR
Países: Argentina
Clase(s): Solicitados: 41
Fecha solicitud: 08/06/2010 **Fecha vencimiento:** 20/05/2021
Titulares: CODERE NEWCO, S.A.U.

2439904 AR
Países: Argentina
Clase(s): Concedidos: 42
Fecha solicitud: 08/06/2010 **Fecha vencimiento:** 20/05/2021
Titulares: CODERE NEWCO, S.A.U.

2439905 AR
Países: Argentina
Clase(s): Concedidos: 43
Fecha solicitud: 08/06/2010 **Fecha vencimiento:** 20/05/2021
Titulares: CODERE NEWCO, S.A.U.

2456995 AR
Países: Argentina
Clase(s): Concedidos: 41
Fecha solicitud: 19/05/2010 **Fecha vencimiento:** 19/08/2021
Titulares: CODERE NEWCO, S.A.U.

2456996 AR
Países: Argentina
Clase(s): Concedidos: 9
Fecha solicitud: 19/05/2010 **Fecha vencimiento:** 19/08/2021
Titulares: CODERE NEWCO, S.A.U.

2456997 AR
Países: Argentina
Clase(s): Concedidos: 28
Fecha solicitud: 09/05/2010 **Fecha vencimiento:** 19/08/2021
Titulares: CODERE NEWCO, S.A.U.

Número de resultados encontrados: 290 **Página:** 30/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

2459234 AR

Países: Argentina
Clase(s): Concedidos: 16
Fecha solicitud: 19/05/2010 **Fecha vencimiento:** 19/08/2021
Titulares: CODERE NEWCO, S.A.U.

2459889 AR

Países: Argentina
Clase(s): Concedidos: 9
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

2459890 AR

Países: Argentina
Clase(s): Concedidos: 16
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

2459891 AR

Países: Argentina
Clase(s): Concedidos: 28
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

2459892 AR

Países: Argentina
Clase(s): Concedidos: 35
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

2459894 AR

Países: Argentina
Clase(s): Concedidos: 41
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

2459895 AR

Países: Argentina
Clase(s): Concedidos: 42
Fecha solicitud: 18/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

Número de resultados encontrados: 290 **Página:** 31/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

2459896 AR
Países: Argentina
Clase(s): Concedidos: 43
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

comunidad codere

2459897 AR
Países: Argentina
Clase(s): Concedidos: 9
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

colaboradores codere

2459898 AR
Países: Argentina
Clase(s): Solicitados: 16
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

colaboradores codere

2459899 AR
Países: Argentina
Clase(s): Concedidos: 28
Fecha solicitud: 18/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

colaboradores codere

2459900 AR
Países: Argentina
Clase(s): Concedidos: 35
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

colaboradores codere

2459901 AR
Países: Argentina
Clase(s): Concedidos: 38
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

colaboradores codere

2459902 AR
Países: Argentina
Clase(s): Concedidos: 41
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

colaboradores codere

Número de resultados encontrados: 290 **Página:** 32/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

2459903 AR
Países: Argentina
Clase(s): Concedidos: 42
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

colaboradores
codere

2459904 AR
Países: Argentina
Clase(s): Concedidos: 43
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

colaboradores
codere

2501779 AR
Países: Argentina
Clase(s): Concedidos: 9
Fecha solicitud: 23/02/2011 **Fecha vencimiento:** 04/05/2022
Titulares: CODERE NEWCO, S.A.U.

2501780 AR
Países: Argentina
Clase(s): Concedidos: 16
Fecha solicitud: 23/02/2011 **Fecha vencimiento:** 04/05/2022
Titulares: CODERE NEWCO, S.A.U.

2501781 AR
Países: Argentina
Clase(s): Concedidos: 27
Fecha solicitud: 23/02/2011 **Fecha vencimiento:** 04/05/2022
Titulares: CODERE NEWCO, S.A.U.

2501782 AR
Países: Argentina
Clase(s): Concedidos: 28
Fecha solicitud: 23/02/2011 **Fecha vencimiento:** 04/05/2022
Titulares: CODERE NEWCO, S.A.U.

2501783 AR
Países: Argentina
Clase(s): Concedidos: 35
Fecha solicitud: 23/02/2011 **Fecha vencimiento:** 04/05/2022
Titulares: CODERE NEWCO, S.A.U.

Número de resultados encontrados: 290 **Página:** 33/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

2501784 AR

Países: Argentina
Clase(s): Concedidos: 38
Fecha solicitud: 23/02/2011 **Fecha vencimiento:** 04/05/2022
Titulares: CODERE NEWCO, S.A.U.

2501785 AR

Países: Argentina
Clase(s): Concedidos: 41
Fecha solicitud: 23/02/2011 **Fecha vencimiento:** 04/05/2022
Titulares: CODERE NEWCO, S.A.U.

2501786 AR

Países: Argentina
Clase(s): Concedidos: 42
Fecha solicitud: 23/02/2012 **Fecha vencimiento:** 04/05/2022
Titulares: CODERE NEWCO, S.A.U.

2552070 AR **CANOE**

Países: Argentina
Clase(s): Concedidos: 41
Fecha solicitud: 20/10/2011 **Fecha vencimiento:** 04/01/2023
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación, formación; servicios de entretenimiento; actividades deportivas y culturales.

2552071 AR **CANOE**

Países: Argentina
Clase(s): Concedidos: 43
Fecha solicitud: 20/10/2011 **Fecha vencimiento:** 04/01/2023
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

2559778 AR

Países: Argentina
Clase(s): Concedidos: 35
Fecha solicitud: 25/10/2010 **Fecha vencimiento:** 22/03/2023
Titulares: CODERE NEWCO, S.A.U.

verde codere

2559779 AR

Países: Argentina
Clase(s): Concedidos: 28
Fecha solicitud: 25/10/2010 **Fecha vencimiento:** 22/03/2023
Titulares: CODERE NEWCO, S.A.U.

verde codere

Número de resultados encontrados: 290 **Página:** 34/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

2559780 AR
Países: Argentina
Clase(s): Concedidos: 16
Fecha solicitud: 25/10/2010 **Fecha vencimiento:** 22/03/2023
Titulares: CODERE NEWCO, S.A.U.

2559781 AR
Países: Argentina
Clase(s): Concedidos: 9
Fecha solicitud: 25/10/2010 **Fecha vencimiento:** 22/03/2023
Titulares: CODERE NEWCO, S.A.U.

2559782 AR
Países: Argentina
Clase(s): Concedidos: 41
Fecha solicitud: 25/10/2010 **Fecha vencimiento:** 22/03/2023
Titulares: CODERE NEWCO, S.A.U.

2563567 AR
Países: Argentina
Clase(s): Concedidos: 43
Fecha solicitud: 19/05/2010 **Fecha vencimiento:** 11/04/2023
Titulares: CODERE NEWCO, S.A.U.

2563568 AR
Países: Argentina
Clase(s): Concedidos: 42
Fecha solicitud: 19/05/2010 **Fecha vencimiento:** 11/04/2023
Titulares: CODERE NEWCO, S.A.U.

2563569 AR
Países: Argentina
Clase(s): Concedidos: 38
Fecha solicitud: 19/05/2010 **Fecha vencimiento:** 11/04/2023
Titulares: CODERE NEWCO, S.A.U.

2597168 AR
Países: Argentina
Clase(s): Concedidos: 28
Fecha solicitud: 14/06/2005 **Fecha vencimiento:** 06/03/2028
Fecha sol. renov.: 14/02/2018
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

28 Juegos y juguetes; aparatos de videojuegos; artículos de gimnasia y deporte; adornos para árboles de Navidad.

Número de resultados encontrados: 290 **Página:** 35/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

2644098 AR — **CODERE**

Países: Argentina
Clase(s): Concedidos: 9
Fecha solicitud: 04/07/2003 **Fecha vencimiento:** 16/09/2023
Fecha sol. renov.: 04/09/2013
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

9 Juegos privados, bingos.

2693284 AR — **CODERE**

Países: Argentina
Clase(s): Concedidos: 41
Fecha solicitud: 04/07/2003 **Fecha vencimiento:** 16/09/2023
Fecha sol. renov.: 18/07/2013
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Todos, excepto organización de loterias, microfilmación, fotografia, impresionado (filmado) en cintas de video, interpretación del lenguaje por señas, organización de exposiciones con fines educativos y/o culturales, orientación profesional, reportajes fotográficos, reporteros (servicios de), traducción (servicios de)

2735103 AR — **TURFF**

Países: Argentina
Clase(s): Solicitados: 35
Fecha solicitud: 21/03/2007 **Fecha vencimiento:** 07/11/2029
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

2735105 AR — **TURFF**

Países: Argentina
Clase(s): Solicitados: 41
Fecha solicitud: 21/03/2007 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

2735106 AR — **TURFF**

Países: Argentina
Clase(s): Solicitados: 43
Fecha solicitud: 21/03/2007 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

2735107 AR

Países: Argentina
Clase(s): Solicitados: 35
Fecha solicitud: 21/03/2007 **Fecha vencimiento:** 07/11/2029
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

turff
BET & SPORTS BAR

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

Número de resultados encontrados: 290 **Página:** 36/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

2735109 AR

Países: Argentina
Clase(s): Solicitados: 41
Fecha solicitud: 21/03/2007 **Fecha vencimiento:** 07/11/2029
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

2735110 AR

Países: Argentina
Clase(s): Solicitados: 43
Fecha solicitud: 21/03/2007 **Fecha vencimiento:** 07/11/2029
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

3024238 AR

Países: Argentina
Clase(s): Concedidos: 38
Fecha solicitud: 19/08/2010 **Fecha vencimiento:** 02/09/2021
Titulares: CODERE NEWCO, S.A.U.

3512854 AR **CODERE**

Países: Argentina
Clase(s): Concedidos: 28
Fecha solicitud: 16/05/2005 **Fecha vencimiento:** 16/06/2026
Fecha sol. renov.: 09/06/2016
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

28 CALEIDOSCOPIOS, CHALECOS DE NATACION-CINTURONES DE NATACION, FLOTADORES PARA NADAR, JUEGOS AUTOMÁTICOS (MÁQUINAS) DE PREVIO PAGO, JUEGOS (APARATOS PARA), NAIPES (CARTAS PARA JUGAR), PAPEL PICADO.

3591735 AR **BINGO BRONCE PLUS**

Países: Argentina
Clase(s): Concedidos: 16
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

16 Papel, cartón y artículos de estas materias no comprendidos en otras clases; productos de imprenta; artículos de encuadernación; fotografías; papelería; adhesivos (pegamentos) para la papelería o la casa; material para artistas; pinceles; máquinas de escribir y artículos de oficina (excepto muebles); material de instrucción o de enseñanza (excepto aparatos); materias plásticas para embalaje (no comprendidas en otras clases); caracteres de imprenta; clichés.

3591736 AR **BINGO BRONCE PLUS**

Países: Argentina
Clase(s): Concedidos: 25
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

25 Vestidos, calzados, sombrerería.

Número de resultados encontrados: 290 **Página:** 37/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

3591737 AR **BINGO BRONCE PLUS**

Países: Argentina
Clase(s): Concedidos: 35
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina

3591738 AR **BINGO BRONCE PLUS**

Países: Argentina
Clase(s): Concedidos: 36
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

36 Seguros; negocios financieros; negocios monetarios; negocios inmobiliarios.

3591739 AR **BINGO BRONCE PLUS**

Países: Argentina
Clase(s): Concedidos: 38
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones

3591740 AR **BINGO BRONCE PLUS**

Países: Argentina
Clase(s): Concedidos: 41
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

3591741 AR **BINGO BRONCE PLUS**

Países: Argentina
Clase(s): Concedidos: 42
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

42 Servicios científicos y tecnológicos, así como servicios de investigación y diseño relativos a ellos; servicios de análisis y de investigación industrial; diseño y desarrollo de ordenadores y software.

3591742 AR **BINGO BRONCE PLUS**

Países: Argentina
Clase(s): Concedidos: 43
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

Número de resultados encontrados: 290 **Página:** 38/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

3591743 AR **BINGO CONSUELO PLUS**

Países: Argentina
Clase(s): Concedidos: 16
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

16 Papel, cartón y artículos de estas materias no comprendidos en otras clases; productos de imprenta; artículos de encuadernación; fotografías; papelería; adhesivos (pegamentos) para la papelería o la casa; material para artistas; pinceles; máquinas de escribir y artículos de oficina (excepto muebles); material de instrucción o de enseñanza (excepto aparatos); materias plásticas para embalaje (no comprendidas en otras clases); caracteres de imprenta; clichés.

3591744 AR **BINGO CONSUELO PLUS**

Países: Argentina
Clase(s): Concedidos: 25
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

25 Vestidos, calzados, sombrerería.

3591745 AR **BINGO CONSUELO PLUS**

Países: Argentina
Clase(s): Concedidos: 35
Fecha solicitud: 13/11/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

3591746 AR **BINGO CONSUELO PLUS**

Países: Argentina
Clase(s): Solicitados: 36
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

36 Seguros; negocios financieros; negocios monetarios; negocios inmobiliarios.

3591747 AR **BINGO CONSUELO PLUS**

Países: Argentina
Clase(s): Concedidos: 38
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones.

Número de resultados encontrados: 290 **Página:** 39/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

3591748 AR **BINGO CONSUELO PLUS**

Países: Argentina
Clase(s): Concedidos: 42
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

42 Servicios científicos y tecnológicos, así como servicios de investigación y diseño relativos a ellos; servicios de análisis y de investigación industrial; diseño y desarrollo de ordenadores y software.

3591749 AR **BINGO CONSUELO PLUS**

Países: Argentina
Clase(s): Concedidos: 43
Fecha solicitud: 13/01/2006 **Fecha vencimiento:** 30/03/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

3591750 AR **GRUPO CODERE**

Países: Argentina
Clase(s): Concedidos: 25
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 10/04/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

25 Vestidos, calzados, sombrerería.

3591751 AR **GRUPO CODERE**

Países: Argentina
Clase(s): Concedidos: 35
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 10/04/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

3591752 AR **GRUPO CODERE**

Países: Argentina
Clase(s): Concedidos: 36
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 10/04/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

36 Seguros; negocios financieros; negocios monetarios; negocios inmobiliarios.

3591753 AR **GRUPO CODERE**

Países: Argentina
Clase(s): Concedidos: 38
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 10/04/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones.

Número de resultados encontrados: 290 **Página:** 40/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

3591754 AR **GRUPO CODERE**

Países: Argentina
Clase(s): Concedidos: 41
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 10/04/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

3591755 AR **GRUPO CODERE**

Países: Argentina
Clase(s): Concedidos: 42
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 10/04/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

42 Servicios científicos y tecnológicos, así como servicios de investigación y diseño relativos a ellos; servicios de análisis y de investigación industrial; diseño y desarrollo de ordenadores y software.

3591756 AR **GRUPO CODERE**

Países: Argentina
Clase(s): Concedidos: 43
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 16/04/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

3591757 AR **EL TREBOL**

Países: Argentina
Clase(s): Concedidos: 38
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 10/04/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones.

3591758 AR **EL TREBOL**

Países: Argentina
Clase(s): Concedidos: 41
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 10/04/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

3591759 AR **EL TREBOL**

Países: Argentina
Clase(s): Concedidos: 42
Fecha solicitud: 03/01/2006 **Fecha vencimiento:** 10/04/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

42 Servicios científicos y tecnológicos, así como servicios de investigación y diseño relativos a ellos; servicios de análisis y de investigación industrial; diseño y desarrollo de ordenadores y software.

Número de resultados encontrados: 290 **Página:** 41/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

3650248 AR

Países: Argentina
Clase(s): Solicitados: 9
Fecha solicitud: 09/10/2017 **Fecha vencimiento:** 21/08/2029
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

codere

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Programas de juegos informáticos; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Procesadores de aplicaciones; Aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.

3650249 AR

Países: Argentina
Clase(s): Solicitados: 28
Fecha solicitud: 09/10/2017 **Fecha vencimiento:** 21/08/2029
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

codere

28 Ruletas; Fichas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Cartones de bingo; Marcadores de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Lotería de tarjetas para rascar; Máquinas automáticas de juego; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Aparatos de juegos informáticos; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida vídeo para utilizar con televisores.

3650251 AR

Países: Argentina
Clase(s): Solicitados: 41
Fecha solicitud: 09/10/2017 **Fecha vencimiento:** 21/08/2029
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

codere

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.

3650252 AR

Países: Argentina
Clase(s): Solicitados: 43
Fecha solicitud: 09/10/2017 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

codere

43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Servicios de bar, cafés, restaurantes; Servicios de catering.

Número de resultados encontrados: 290 **Página:** 42/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

3674122 AR

codere

Países: Argentina
Clase(s): Solicitados: 35
Fecha solicitud: 03/01/2018 **Fecha vencimiento:** 26/08/2029
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Servicios de venta al por mayor y al por menor de instrumentos y aparatos de medición, aparatos e instrumentos de instrucción y de enseñanza, soportes de registro magnéticos, discos acústicos, mecanismos para aparatos de previo pago, equipos de procesamiento de datos, software, ábacos, discos magnéticos, discos ópticos, discos ópticos compactos, disquetes, programas de juegos informáticos, programas informáticos [software descargable], software [programas grabados], tarjetas de circuitos impresos, tarjetas inteligentes, tarjetas magnéticas codificadas, procesadores de aplicaciones, aplicaciones informáticas descargables, software y aplicaciones para dispositivos móviles, software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por menor y al por mayor de ruletas, fichas de ruleta, mesas de juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos de apuestas, máquinas para juegos de apuestas, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal líquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, marcadores de bingo, equipos para jugar al bingo, ruedas de lotería, billetes de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos, juegos creados para ser utilizados con receptores de televisión, aparatos de juego con salida vídeo para utilizar con televisores; Servicios de publicidad relacionados con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Marketing relacionado con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoría empresarial relativa al establecimiento de franquicias; Servicios de ayuda a la explotación de un negocio en régimen de franquicia; Asesoría y consultoría empresarial relacionada con las franquicias; Servicios publicitarios de negocios relacionados con las franquicias.

3848128 AR **CODERE AEROFOOTBALL**

Países: Argentina
Clase(s): Solicitados: 28
Fecha solicitud: 30/10/2019 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

28 Juegos; Juguetes; Aparatos de videojuegos; Artículos de deporte y gimnasia.

3848129 AR **CODERE AEROFOOTBALL**

Países: Argentina
Clase(s): Solicitados: 35
Fecha solicitud: 30/10/2019 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Servicios de publicidad; Servicios de investigación y asesoramiento para negocios; Servicios de investigación de mercados; Servicios de análisis de negocios; Servicios de comunicaciones empresariales; Servicios de relaciones con medios de comunicación; Organización de demostraciones con finalidades comerciales; Organización de demostraciones con una finalidad publicitaria; Difusión de anuncios; Difusión de material publicitario [folletos, prospectos, impresos, muestras]; Distribución de muestras con fines publicitarios; Distribución de publicidad y anuncios comerciales; Asesoramiento en marketing; Alquiler de espacio, tiempo y materiales publicitarios; Servicios de promoción.

Número de resultados encontrados: 290 **Página:** 43/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

3848130 AR **CODERE AEROFOOTBALL**

Países: Argentina
Clase(s): Solicitados: 41
Fecha solicitud: 30/10/2019 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Servicios de entretenimiento; Actividades deportivas y culturales; Administración [organización] de competiciones; Celebración de exhibiciones para fines de entretenimiento; Organización de ceremonias de entrega de premios; Organización de competiciones; Organización de competiciones de fútbol; Organización de torneos deportivos; Organización y celebración de conferencias, congresos y simposios; Organización y dirección de competiciones deportivas; Servicios de apuestas colectivas de fútbol; Servicios de casino, juegos y apuestas; Servicios de información en línea sobre jugadores; Servicios de intercambio de apuestas; Servicios de juegos de azar para múltiples jugadores; Servicios de juegos de azar en línea; Servicios de resultados deportivos; Servicios en materia de apuestas deportivas; Actividades deportivas y recreativas; Arbitraje de competiciones deportivas.

3848131 AR

Países: Argentina
Clase(s): Solicitados: 28
Fecha solicitud: 30/10/2019 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

AEROFOOTBALL

28 Juegos; Juguetes; Aparatos de videojuegos; Artículos de deporte y gimnasia.

3848132 AR

Países: Argentina
Clase(s): Solicitados: 35
Fecha solicitud: 30/10/2019 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

AEROFOOTBALL

35 Servicios de publicidad; Servicios de investigación y asesoramiento para negocios; Servicios de investigación de mercados; Servicios de análisis de negocios; Servicios de comunicaciones empresariales; Servicios de relaciones con medios de comunicación; Organización de demostraciones con finalidades comerciales; Organización de demostraciones con una finalidad publicitaria; Difusión de anuncios; Difusión de material publicitario [folletos, prospectos, impresos, muestras]; Distribución de muestras con fines publicitarios; Distribución de publicidad y anuncios comerciales; Asesoramiento en marketing; Alquiler de espacio, tiempo y materiales publicitarios; Servicios de promoción.

3848133 AR

Países: Argentina
Clase(s): Solicitados: 41
Fecha solicitud: 30/10/2019 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

AEROFOOTBALL

41 Servicios de entretenimiento; Actividades deportivas y culturales; Administración [organización] de competiciones; Celebración de exhibiciones para fines de entretenimiento; Organización de ceremonias de entrega de premios; Organización de competiciones; Organización de competiciones de fútbol; Organización de torneos deportivos; Organización y celebración de conferencias, congresos y simposios; Organización y dirección de competiciones deportivas; Servicios de apuestas colectivas de fútbol; Servicios de casino, juegos y apuestas; Servicios de información en línea sobre jugadores; Servicios de intercambio de apuestas; Servicios de juegos de azar para múltiples jugadores; Servicios de juegos de azar en línea; Servicios de resultados deportivos; Servicios en materia de apuestas deportivas; Actividades deportivas y recreativas; Arbitraje de competiciones deportivas.

Número de resultados encontrados: 290 **Página:** 44/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

824046889 BR

Países: Brasil
Clase(s): Concedidos: 41
Fecha solicitud: 26/06/2001 **Fecha vencimiento:** 17/04/2027
Fecha sol. renov.: 30/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

CODERE

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

828181489 BR **TURFF**

Países: Brasil
Clase(s): Solicitados: 42
Fecha solicitud: 06/03/2006 **Fecha vencimiento:** 24/07/2028
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

42 Servicios científicos y tecnológicos así como servicios de investigación y diseño relativos a ellos; servicios de análisis y de investigación industrial; diseño y desarrollo de ordenadores y software.

828468788 BR

Países: Brasil
Clase(s): Concedidos: 35
Fecha solicitud: 28/06/2006 **Fecha vencimiento:** 26/10/2020
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

turff

35 Servicios de importación de máquinas y equipos de entretenimiento y con fines recreativos; importación de programas de ordenador y discos duros para actividades recreativas; gestión de actividades relacionadas con el entretenimiento en locales y clubes de hockey (funciones administrativas). 35. Import of machines and equipments for entertainment and leisure purposes; import of software and hardware for entertainment activities; management of activities relating to leisure in the premises of jockey clubs (administrative functions).

828468796 BR

Países: Brasil
Clase(s): Solicitados: 38
Fecha solicitud: 28/03/2006 **Fecha vencimiento:** 26/03/2029
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

turff

38 Telecomunicaciones

828468800 BR

Países: Brasil
Clase(s): Concedidos: 41
Fecha solicitud: 28/06/2006 **Fecha vencimiento:** 26/10/2020
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

turff

41 Servicios de operación de apuestas, entretenimiento (en hipódromos); actividades de ocio llevadas a cabo en los recintos de un club de hockey. 41. Operating bets, entertainment (in racetracks); activities of leisure carried out in the premises of a jockey club.

Número de resultados encontrados: 290 **Página:** 45/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

828468818 BR

Países: Brasil
Clase(s): Concedidos: 42
Fecha solicitud: 28/06/2006 **Fecha vencimiento:** 05/10/2020
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

42 Servicios de desarrollo de programas de ordenador y asesoría informática relacionada con actividades recreativas. 42. Development of software and consultancy on computer hardware relating to entertainment activities.

829040498 BR

Países: Brasil
Clase(s): Concedidos: 43
Fecha solicitud: 12/03/2007 **Fecha vencimiento:** 01/02/2021
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

829040501 BR **TURFF**

Países: Brasil
Clase(s): Concedidos: 43
Fecha solicitud: 12/03/2007 **Fecha vencimiento:** 01/02/2021
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

913507199 BR

Países: Brasil
Clase(s): Solicitados: 43
Fecha solicitud: 04/10/2017 **Fecha vencimiento:** 08/01/2029
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Servicios de bar, cafés, restaurantes; Servicios de catering.

913524557 BR

Países: Brasil
Clase(s): Solicitados: 9
Fecha solicitud: 06/10/2017 **Fecha vencimiento:** 26/12/2028
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Programas de juegos informáticos; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Procesadores de aplicaciones; Aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.

Número de resultados encontrados: 290 **Página:** 46/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

913524620 BR

Países: Brasil

Clase(s): Solicitados: 28

Fecha solicitud: 06/10/2017 **Fecha vencimiento:** 26/12/2028

Titulares: CODERE NEWCO, S.A.U.

codere

Productos / Servicios:

28 Ruletas; Fichas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Cartones de bingo; Marcadores de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Lotería de tarjetas para rascar; Máquinas automáticas de juego; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Aparatos de juegos informáticos; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida vídeo para utilizar con televisores.

913524786 BR

Países: Brasil

Clase(s): Solicitados: 41

Fecha solicitud: 06/10/2017 **Fecha vencimiento:** 26/12/2028

Titulares: CODERE NEWCO, S.A.U.

codere

Productos / Servicios:

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.

915183501 BR **CODERE**

Países: Brasil

Clase(s): Solicitados: 9

Fecha solicitud: 08/08/2018 **Fecha vencimiento:** 28/05/2029

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Programas de juegos informáticos; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Procesadores de aplicaciones; Aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos

915183510 BR **CODERE**

Países: Brasil

Clase(s): Solicitados: 28

Fecha solicitud: 08/08/2018 **Fecha vencimiento:** 28/05/2029

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

28 Ruletas; Fichas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Cartones de bingo; Marcadores de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Lotería de tarjetas para rascar; Máquinas automáticas de juego; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Aparatos de juegos informáticos; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida vídeo para utilizar con televisores

Número de resultados encontrados: 290 **Página:** 47/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

915183536 BR **CODERE**

Países: Brasil

Clase(s): Solicitados: 35

Fecha solicitud: 08/08/2018 **Fecha vencimiento:**

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

35 Servicios de venta al por mayor y al por menor de instrumentos y aparatos de medición, aparatos e instrumentos de instrucción y de enseñanza, soportes de registro magnéticos, discos acústicos, mecanismos para aparatos de previo pago, equipos de procesamiento de datos, software, ábacos, discos magnéticos, discos ópticos, discos ópticos compactos, disquetes, programas de juegos informáticos, programas informáticos [software descargable], software [programas grabados], tarjetas de circuitos impresos, tarjetas inteligentes, tarjetas magnéticas codificadas, procesadores de aplicaciones, aplicaciones informáticas descargables, software y aplicaciones para dispositivos móviles, software de aplicaciones informáticas con juegos; Servicios de venta al por menor y al por mayor de ruletas, fichas de ruleta, mesas de juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos, máquinas para juegos, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal líquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, marcadores de bingo, equipos para jugar al bingo, ruedas de lotería, billetes de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos, juegos creados para ser utilizados con receptores de televisión, aparatos de juego con salida vídeo para utilizar con televisores; Servicios de publicidad relacionados con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Marketing relacionado con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoría empresarial relativa al establecimiento de franquicias; Servicios de ayuda a la explotación de un negocio en régimen de franquicia; Asesoría y consultoría empresarial relacionada con las franquicias; Servicios publicitarios de negocios relacionados con las franquicias

915183676 BR **CODERE**

Países: Brasil

Clase(s): Solicitados: 41

Fecha solicitud: 08/08/2018 **Fecha vencimiento:** 28/05/2029

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables

915183706 BR **CODERE**

Países: Brasil

Clase(s): Solicitados: 43

Fecha solicitud: 08/08/2018 **Fecha vencimiento:** 28/05/2029

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Servicios de bar, cafés, restaurantes; Servicios de catering

770656 CL **TURFF**

Países: Chile

Clase(s): Concedidos: 35, 38, 41, 43

Fecha solicitud: 23/04/2007 **Fecha vencimiento:** 30/11/2027

Fecha sol. renov.: 22/06/2017

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.
38 Telecomunicaciones
41 Educación; formación; esparcimiento; actividades deportivas y culturales.
43 Servicios de restauración (alimentación); hospedaje temporal.

Número de resultados encontrados: 290 **Página:** 48/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

770657 CL

Países: Chile
Clase(s): Concedidos: 35, 38, 41, 43
Fecha solicitud: 23/04/2007 **Fecha vencimiento:** 30/11/2027
Fecha sol. renov.: 22/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

turff
BET & SPORTS BAR

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.
38 Telecomunicaciones
41 Educación; formación; esparcimiento; actividades deportivas y culturales.
43 Servicios de restauración (alimentación); hospedaje temporal.

989411 CL

Países: Chile
Clase(s): Concedidos: 41
Fecha solicitud: 04/07/2001 **Fecha vencimiento:** 07/02/2022
Fecha sol. renov.: 18/01/2012
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

CODERE

41 Salas de juegos, bingos y casinos; servicios de esparcimiento.

Número de resultados encontrados: 290 **Página:** 49/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

1275142 CL

Países: Chile
Clase(s): Solicitados: 9, 28, 35, 41, 43
Fecha solicitud: 03/11/2017 **Fecha vencimiento:** 28/05/2028
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

codere

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Programas de juegos informáticos; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Procesadores de aplicaciones; Aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.
28 Ruletas; Fichas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Cartones de bingo; Marcadores de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Lotería de tarjetas para rascar; Máquinas automáticas de juego; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Aparatos de juegos informáticos; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida vídeo para utilizar con televisores
35 Servicios de venta al por mayor y al por menor de instrumentos y aparatos de medición, aparatos e instrumentos de instrucción y de enseñanza, soportes de registro magnéticos, discos acústicos, mecanismos para aparatos de previo pago, equipos de procesamiento de datos, software, ábacos, discos magnéticos, discos ópticos, discos ópticos compactos, disquetes, programas de juegos informáticos, programas informáticos [software descargable], software [programas grabados], tarjetas de circuitos impresos, tarjetas inteligentes, tarjetas magnéticas codificadas, procesadores de aplicaciones, aplicaciones informáticas descargables, software y aplicaciones para dispositivos móviles, software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por menor y al por mayor de ruletas, fichas de ruleta, mesas de juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos de apuestas, máquinas para juegos de apuestas, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal líquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, marcadores de bingo, equipos para jugar al bingo, ruedas de lotería, billetes de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos, juegos creados para ser utilizados con receptores de televisión, aparatos de juego con salida vídeo para utilizar con televisores; Servicios de publicidad relacionados con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Marketing relacionado con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoria empresarial relativa al establecimiento de franquicias; Servicios de ayuda a la explotación de un negocio en régimen de franquicia; Asesoria y consultoria empresarial relacionada con las franquicias; Servicios publicitarios de negocios relacionados con las franquicias
41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en linea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en linea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.
43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Servicios de bar, cafés, restaurantes; Servicios de catering.

1288606 CL **CODERE**

Países: Chile
Clase(s): Solicitados: 41
Fecha solicitud: 08/08/2018 **Fecha vencimiento:** 27/12/2028
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Servicios de Juegos de azar o apuestas; Servicios de Juegos disponibles en línea a través de una red informática; Organización de loterias; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación en linea de libros y revistas en formato electrónico; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.

Número de resultados encontrados: 290 **Página:** 50/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

1337665 CL **CODERE AEROFOOTBALL**

Países: Chile
Clase(s): Solicitados: 28, 35, 41
Fecha solicitud: 30/09/2019 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

28 Juegos; Juguetes; Aparatos de videojuegos; Artículos de deporte y gimnasia.
35 Servicios de publicidad; servicios de investigación y asesoramiento para negocios; servicios de investigación de mercados; servicios de análisis de negocios; servicios de comunicaciones empresariales; preparación y realización de planes y conceptos de medios de comunicación y publicitarios; organización de demostración de productos con finalidades comerciales; organización de demostración de productos con una finalidad publicitaria; difusión de anuncios; difusión de material publicitario [folletos, prospectos, impresos, muestras]; distribución de muestras con fines publicitarios; distribución de publicidad y anuncios comerciales; asesoramiento en marketing; alquiler de espacios publicitarios, tiempo publicitario y materiales publicitarios; servicios de promoción.
41 Servicios de entretenimiento; organización de actividades deportivas y culturales; administración [organización] de competiciones; celebración de exhibiciones para fines de entretenimiento; organización de ceremonias de entrega de premios; organización de competiciones; organización de competiciones de fútbol; organización de torneos deportivos; organización y celebración de conferencias, congresos y simposios; organización y dirección de competiciones deportivas; servicios de apuestas colectivas de fútbol; servicios de casino, juegos y apuestas; servicios de información en línea sobre jugadores; servicios de intercambio de apuestas; servicios de juegos de azar para múltiples jugadores; servicios de juegos de azar en línea; suministro de información sobre resultados deportivos; servicios de apuestas deportivas; información sobre actividades deportivas y recreativas; arbitraje de competiciones deportivas.

1337667 CL

AEROFOOTBALL

Países: Chile
Clase(s): Solicitados: 28, 35, 41
Fecha solicitud: 30/09/2019 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

28 Juegos; Juguetes; Aparatos de videojuegos; Artículos de deporte y gimnasia.
35 Servicios de publicidad; servicios de investigación y asesoramiento para negocios; servicios de investigación de mercados; servicios de análisis de negocios; servicios de comunicaciones empresariales; preparación y realización de planes y conceptos de medios de comunicación y publicitarios; organización de demostración de productos con finalidades comerciales; organización de demostración de productos con una finalidad publicitaria; difusión de anuncios; difusión de material publicitario [folletos, prospectos, impresos, muestras]; distribución de muestras con fines publicitarios; distribución de publicidad y anuncios comerciales; asesoramiento en marketing; alquiler de espacios publicitarios, tiempo publicitario y materiales publicitarios; servicios de promoción.
41 Servicios de entretenimiento; organización de actividades deportivas y culturales; administración [organización] de competiciones; celebración de exhibiciones para fines de entretenimiento; organización de ceremonias de entrega de premios; organización de competiciones; organización de competiciones de fútbol; organización de torneos deportivos; organización y celebración de conferencias, congresos y simposios; organización y dirección de competiciones deportivas; servicios de apuestas colectivas de fútbol; servicios de casino, juegos y apuestas; servicios de información en línea sobre jugadores; servicios de intercambio de apuestas; servicios de juegos de azar para múltiples jugadores; servicios de juegos de azar en línea; suministro de información sobre resultados deportivos; servicios de apuestas deportivas; información sobre actividades deportivas y recreativas; arbitraje de competiciones deportivas.

248771 CO

Países: Colombia
Clase(s): Concedidos: 41
Fecha solicitud: 29/06/2001 **Fecha vencimiento:** 13/02/2022
Fecha sol. renov.: 24/01/2012
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Salas de juegos, bingos y casinos; servicios de esparcimiento.

Número de resultados encontrados: 290 **Página:** 51/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

343453 CO **TURFF**

Países: Colombia
Clase(s): Concedidos: 35
Fecha solicitud: 23/03/2007 **Fecha vencimiento:** 05/10/2027
Fecha sol. renov.: 14/07/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

343455 CO **TURFF**

Países: Colombia
Clase(s): Concedidos: 38
Fecha solicitud: 23/03/2007 **Fecha vencimiento:** 05/10/2027
Fecha sol. renov.: 14/07/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones

343457 CO **TURFF**

Países: Colombia
Clase(s): Concedidos: 41
Fecha solicitud: 23/03/2007 **Fecha vencimiento:** 05/10/2027
Fecha sol. renov.: 14/07/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

343458 CO **TURFF**

Países: Colombia
Clase(s): Concedidos: 43
Fecha solicitud: 23/03/2007 **Fecha vencimiento:** 05/10/2027
Fecha sol. renov.: 14/07/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

343459 CO

Países: Colombia
Clase(s): Concedidos: 35
Fecha solicitud: 23/03/2007 **Fecha vencimiento:** 05/10/2027
Fecha sol. renov.: 14/07/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

343461 CO

Países: Colombia
Clase(s): Concedidos: 38
Fecha solicitud: 23/03/2007 **Fecha vencimiento:** 05/10/2027
Fecha sol. renov.: 14/07/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones

Número de resultados encontrados: 290 **Página:** 52/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

343463 CO

Países: Colombia
Clase(s): Concedidos: 41
Fecha solicitud: 23/03/2007 **Fecha vencimiento:** 05/10/2027
Fecha sol. renov.: 14/07/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

343464 CO

Países: Colombia
Clase(s): Concedidos: 43
Fecha solicitud: 23/03/2007 **Fecha vencimiento:** 05/10/2027
Fecha sol. renov.: 14/07/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

Número de resultados encontrados: 290 **Página:** 53/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

594666 CO

Países: Colombia

Clase(s): Solicitados: 9, 28, 35, 41, 43

Fecha solicitud: 04/10/2017 **Fecha vencimiento:** 29/05/2028 codere

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Programas de juegos informáticos; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Procesadores de aplicaciones; Aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.
28 Ruletas; Fichas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Cartones de bingo; Marcadores de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Lotería de tarjetas para rascar; Máquinas automáticas de juego; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Aparatos de juegos informáticos; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida vídeo para utilizar con televisores.
35 Servicios de venta al por mayor y al por menor de instrumentos y aparatos de medición, aparatos e instrumentos de instrucción y de enseñanza, soportes de registro magnéticos, discos acústicos, mecanismos para aparatos de previo pago, equipos de procesamiento de datos, software, ábacos, discos magnéticos, discos ópticos, discos ópticos compactos, disquetes, programas de juegos informáticos, programas informáticos [software descargable], software [programas grabados], tarjetas de circuitos impresos, tarjetas inteligentes, tarjetas magnéticas codificadas, procesadores de aplicaciones, aplicaciones informáticas descargables, software y aplicaciones para dispositivos móviles, software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por menor y al por mayor de ruletas, fichas de ruleta, mesas de juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos de apuestas, máquinas para juegos de apuestas, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal líquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, marcadores de bingo, equipos para jugar al bingo, ruedas de lotería, billetes de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos, juegos creados para ser utilizados con receptores de televisión, aparatos de juego con salida vídeo para utilizar con televisores; Servicios de publicidad relacionados con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Marketing relacionado con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoria empresarial relativa al establecimiento de franquicias; Servicios de ayuda a la explotación de un negocio en régimen de franquicia; Asesoria y consultoria empresarial relacionada con las franquicias; Servicios publicitarios de negocios relacionados con las franquicias.
41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.
43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Servicios de bar, cafés, restaurantes; Servicios de catering.

Número de resultados encontrados: 290 **Página:** 54/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

615860 CO **CODERE**

Países: Colombia

Clase(s): Solicitados: 9, 28, 35, 41, 43

Fecha solicitud: 08/08/2018 **Fecha vencimiento:** 22/03/2029

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Programas de juegos informáticos; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Procesadores de aplicaciones; Aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar
28 Ruletas; Fichas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Cartones de bingo; Marcadores de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Lotería de tarjetas para rascar; Máquinas automáticas de juego; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Aparatos de juegos informáticos; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida vídeo para utilizar con televisores
35 Servicios de venta al por mayor y al por menor de instrumentos y aparatos de medición, aparatos e instrumentos de instrucción y de enseñanza, soportes de registro magnéticos, discos acústicos, mecanismos para aparatos de previo pago, equipos de procesamiento de datos, software, ábacos, discos magnéticos, discos ópticos, discos ópticos compactos, disquetes, programas de juegos informáticos, programas informáticos [software descargable], software [programas grabados], tarjetas de circuitos impresos, tarjetas inteligentes, tarjetas magnéticas codificadas, procesadores de aplicaciones, aplicaciones informáticas descargables, software y aplicaciones para dispositivos móviles, software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por menor y al por mayor de ruletas, fichas de ruleta, mesas de juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos de apuestas, máquinas para juegos de apuestas, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal líquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, marcadores de bingo, equipos para jugar al bingo, ruedas de lotería, billetes de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos, juegos creados para ser utilizados con receptores de televisión, aparatos de juego con salida vídeo para utilizar con televisores; Servicios de publicidad relacionados con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Marketing relacionado con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoría empresarial relativa al establecimiento de franquicias; Servicios de ayuda a la explotación de un negocio en régimen de franquicia; Asesoría y consultoría empresarial relacionada con las franquicias; Servicios publicitarios de negocios relacionados con las franquicias
41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables
43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Servicios de bar, cafés, restaurantes; Servicios de catering

171378 CR **TURFF**

Países: Costa Rica

Clase(s): Concedidos: 35

Fecha solicitud: 28/03/2007 **Fecha vencimiento:** 16/11/2027

Fecha sol. renov.: 23/06/2017

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

Número de resultados encontrados: 290 **Página:** 55/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

171379 CR — **TURFF**

Países: Costa Rica
Clase(s): Concedidos: 38
Fecha solicitud: 29/03/2007 **Fecha vencimiento:** 16/11/2027
Fecha sol. renov.: 23/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones

171380 CR — **TURFF**

Países: Costa Rica
Clase(s): Concedidos: 41
Fecha solicitud: 29/03/2007 **Fecha vencimiento:** 16/11/2027
Fecha sol. renov.: 23/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

171381 CR — **TURFF**

Países: Costa Rica
Clase(s): Concedidos: 43
Fecha solicitud: 29/03/2007 **Fecha vencimiento:** 16/11/2027
Fecha sol. renov.: 23/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

175927 CR — turff BET & SPORTS BAR

Países: Costa Rica
Clase(s): Concedidos: 35
Fecha solicitud: 28/03/2007 **Fecha vencimiento:** 12/06/2028
Fecha sol. renov.: 31/01/2018
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina, relacionado con bares de deportes y apuestas.

175928 CR — turff BET & SPORTS BAR

Países: Costa Rica
Clase(s): Concedidos: 38
Fecha solicitud: 29/03/2007 **Fecha vencimiento:** 12/06/2028
Fecha sol. renov.: 31/01/2018
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones, relacionados con bares de deportes y apuestas.

190093 CR — turff BET & SPORTS BAR

Países: Costa Rica
Clase(s): Concedidos: 41
Fecha solicitud: 29/03/2007 **Fecha vencimiento:** 11/05/2029
Fecha sol. renov.: 21/03/2019
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

Número de resultados encontrados: 290 **Página:** 56/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

194864 CR

Países: Costa Rica

Clase(s): Concedidos: 43

Fecha solicitud: 29/03/2007 **Fecha vencimiento:** 28/09/2029

Fecha sol. renov.: 21/03/2019

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

271577 CR

Países: Costa Rica

Clase(s): Concedidos: 9

Fecha solicitud: 04/10/2017 **Fecha vencimiento:** 25/05/2028

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Programas de juegos informáticos; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Procesadores de aplicaciones; Aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.

271578 CR

Países: Costa Rica

Clase(s): Concedidos: 35

Fecha solicitud: 04/10/2017 **Fecha vencimiento:** 25/05/2028

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

35 Servicios de venta al por mayor y al por menor de instrumentos y aparatos de medición, aparatos e instrumentos de instrucción y de enseñanza, soportes de registro magnéticos, discos acústicos, mecanismos para aparatos de previo pago, equipos de procesamiento de datos, software, ábacos, discos magnéticos, discos ópticos, discos ópticos compactos, disquetes, programas de juegos informáticos, programas informáticos [software descargable], software [programas grabados], tarjetas de circuitos impresos, tarjetas inteligentes, tarjetas magnéticas codificadas, procesadores de aplicaciones, aplicaciones informáticas descargables, software y aplicaciones para dispositivos móviles, software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por menor y al por mayor de ruletas, fichas de ruleta, mesas de juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos de apuestas, máquinas para juegos de apuestas, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal líquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, marcadores de bingo, equipos para jugar al bingo, ruedas de lotería, billetes de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos, juegos creados para ser utilizados con receptores de televisión, aparatos de juego con salida video para utilizar con televisores; Servicios de publicidad relacionados con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Marketing relacionado con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoría empresarial relativa al establecimiento de franquicias; Servicios de ayuda a la explotación de un negocio en régimen de franquicia; Asesoría y consultoría empresarial relacionada con las franquicias; Servicios publicitarios de negocios relacionados con las franquicias.

Número de resultados encontrados: 290 **Página:** 57/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

271579 CR

Países: Costa Rica
Clase(s): Concedidos: 43
Fecha solicitud: 04/10/2017 **Fecha vencimiento:** 25/05/2028
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Servicios de bar, cafés, restaurantes; Servicios de catering.

271580 CR

Países: Costa Rica
Clase(s): Concedidos: 41
Fecha solicitud: 04/10/2017 **Fecha vencimiento:** 25/05/2028
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.

271581 CR

Países: Costa Rica
Clase(s): Concedidos: 28
Fecha solicitud: 04/10/2017 **Fecha vencimiento:** 25/05/2028
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

28 Ruletas; Fichas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Cartones de bingo; Marcadores de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Lotería de tarjetas para rascar; Máquinas automáticas de juego; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Aparatos de juegos informáticos; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida vídeo para utilizar con televisores.

1102491 ES

Países: España
Clase(s): Concedidos: 9
Fecha solicitud: 19/04/1985 **Fecha vencimiento:** 19/04/2025
Fecha sol. renov.: 28/11/2014
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

9 Aparatos que funcionan mediante la introducción de monedas o fichas; máquinas recreativas; aparatos e instrumentos científicos, náuticos, geodésicos, eléctricos, fotográficos, cinematográficos, ópticos, de pesar, de medir, de señalización (balizamiento), de control (inspección), de socorro (salvamento) y de enseñanza; aparatos para el registro, transmisión, reproducción del sonido o de imágenes; soportes de registros magnéticos, discos acústicos; distribuidores automáticos y mecanismos para aparatos de previo pago; cajas registradoras; máquinas de calcular y equipos para el tratamiento de la información (proceso de datos); extintores.

Número de resultados encontrados: 290 **Página:** 58/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

1102492 ES

Países: España
Clase(s): Concedidos: 35
Fecha solicitud: 19/04/1985 **Fecha vencimiento:** 19/04/2025
Fecha sol. renov.: 28/11/2014
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Servicios de representación, esclusivas, importación y exportación, en especial de máquinas recreativas y aparatos automáticos.

1102493 ES

Países: España
Clase(s): Concedidos: 37
Fecha solicitud: 19/04/1985 **Fecha vencimiento:** 19/04/2025
Fecha sol. renov.: 28/11/2014
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

37 Servicios post-venta y servicios de instalación, conservación y reparación, en especial relacionados con máquinas recreativas y aparatos automáticos.

1125462 ES

Países: España
Clase(s): Concedidos: 9
Fecha solicitud: 21/11/1985 **Fecha vencimiento:** 21/11/2025
Fecha sol. renov.: 11/06/2015
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

9 Aparatos que funcionan mediante la introducción de monedas o fichas; máquinas recreativas; aparatos e instrumentos científicos, náuticos, geodésicos, eléctricos, fotográficos, cinematográficos, ópticos, de pesar, de medir, de señalización (balizamiento), de control (inspección), de socorro (salvamento) y de enseñanza; aparatos para el registro, transmisión, reproducción del sonido o de imágenes; soportes de registros magnéticos, discos acústicos; distribuidores automáticos y mecanismos para aparatos de previo pago; cajas registradoras, máquinas de calcular y equipos para el tratamiento de la información (proceso de datos); extintores.

1125463 ES

Países: España
Clase(s): Concedidos: 35
Fecha solicitud: 21/11/1985 **Fecha vencimiento:** 21/11/2025
Fecha sol. renov.: 11/06/2015
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Servicios de representación, esclusivas, importación y exportación, en especial de máquinas recreativas y aparatos automáticos.

1125464 ES

Países: España
Clase(s): Concedidos: 37
Fecha solicitud: 21/11/1985 **Fecha vencimiento:** 21/11/2025
Fecha sol. renov.: 11/06/2015
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

37 Servicios post-venta y servicios de instalación, conservación y reparación, en especial relacionados con máquinas recreativas y aparatos automáticos.

Número de resultados encontrados: 290 **Página:** 59/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

302017000125
188 IT **CODERE SCOMMESSE**

Países: Italia
Clase(s): Solicitados: 9, 35, 38, 41, 43
Fecha solicitud: 03/11/2017 **Fecha vencimiento:** 03/11/2027
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

9 Mecanismos para aparatos de previo pago; Software; Ábacos; Programas de juegos informáticos; Tarjetas magnéticas codificadas; Teclados de ordenador; procesadores de aplicaciones; aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.

35 Servicios de publicidad relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Marketing relacionado con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento.

38 Servicios de acceso de usuario a una red informática mundial y a sitios en línea que contienen información sobre juegos de azar y apuestas deportivas; Provisión de foros en línea.

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos (servicios de -) disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios; Organización y dirección de conferencias; Organización y dirección de congresos; Organización y dirección de seminarios; Organización y dirección de simposios; Organización y dirección de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.

43 Servicios de restauración (alimentación); Bar (Servicios de -); Servicios de cafeterías; Servicios de restaurantes de autoservicio

719822 MX

Países: México
Clase(s): Concedidos: 41
Fecha solicitud: 19/07/2001 **Fecha vencimiento:** 19/07/2021
Fecha sol. renov.: 26/05/2011
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

CODERE

41 Salas de juegos, bingos y casinos; servicios de esparcimiento.

982478 MX **TURFF**

Países: México
Clase(s): Concedidos: 38
Fecha solicitud: 22/03/2007 **Fecha vencimiento:** 22/03/2027
Fecha sol. renov.: 17/07/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones

986477 MX

Países: México
Clase(s): Concedidos: 38
Fecha solicitud: 22/03/2007 **Fecha vencimiento:** 22/03/2027
Fecha sol. renov.: 17/07/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

turff
BET & SPORTS BAR

38 Servicios de telecomunicaciones

Número de resultados encontrados: 290 **Página:** 61/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

1217992 MX

Países: México
Clase(s): Concedidos: 43
Fecha solicitud: 30/11/2009 **Fecha vencimiento:** 30/11/2029
Fecha sol. renov.: 02/08/2019
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

1268485 MX

Países: México
Clase(s): Concedidos: 35
Fecha solicitud: 30/11/2009 **Fecha vencimiento:** 30/11/2029
Fecha sol. renov.: 02/08/2019
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

1798162 MX

Países: México
Clase(s): Solicitados: 35
Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Servicios de venta al por mayor y al por menor a través de redes mundiales de informática, por catálogo, por correo, teléfono, radio y televisión, y a través de otros medios electrónicos de equipos para casino, en concreto mesas para ruleta, ruedas para ruleta; juegos para casino, máquinas automáticas para juegos de azar y máquinas juegos de azar, en particular, para uso industrial en casinos y salas de juegos de azar, con o sin pago de premios, o juegos de azar a través de Internet, máquinas tragamonedas o aparatos para juegos de apuestas electrónicos con o sin posibilidad de premio; fundas para máquinas tragamonedas , máquinas automáticas para juegos de azar y máquinas para juegos de azar, máquinas tragamonedas y aparatos electrotécnicos o electrónicos para juegos de azar, máquinas automáticas para juegos de azar, máquinas para juegos de azar, máquinas tragamonedas accionadas mediante la introducción de monedas, fichas billetes, boletos o medios electrónicos; magnéticos o biométricos de almacenamiento, con o sin pago de premios; estuches especialmente adaptados para máquinas tragamonedas, aparatos para juegos de azar, máquinas automáticas para juegos de azar y máquinas para juegos de azar accionadas mediante la introducción de monedas, fichas, billetes o con medios de almacenamiento electrónicos, magnéticos o biométricos; aparatos eléctricos, electrónicos o mecánicos para efectuar juegos de bingo, de lotería o juegos de lotería por video y para oficinas de apuestas, conectados en red o no, máquinas tragamonedas; Servicios de publicidad, marketing, estudios de mercado y servicios de asesoramiento sobre dirección de empresas, consultoría sobre organización de negocios y negocios comerciales, en especial relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento

1798163 MX **CODERE**

Países: México
Clase(s): Solicitados: 38
Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones; Servicios de proveedores de acceso a usuario a redes informáticas mundiales; Agencias de prensa; Alquiler de aparatos de fax; Alquiler de aparatos de telecomunicación; Alquiler de aparatos para el envío de mensajes; Alquiler de módems; Alquiler de teléfonos; Alquiler de tiempo de acceso a redes informáticas mundiales; Buzón de voz (Servicios de -); Comunicaciones por redes de fibra óptica; Comunicaciones por terminales de ordenador; Comunicaciones telefónicas; Comunicaciones telegráficas; Conexión telemática a una red informática mundial (Servicios de -); transmisión de mensajes de correo electrónico; Servicio de transmisión de televisión; Encaminamiento (Servicios de -) y enlace para telecomunicaciones; Envío de mensajes; Facilitación de acceso a bases de datos; Provisión de foros de discusión [chats] en Internet; Información sobre telecomunicaciones; Provisión de canales de telecomunicación para servicios de tele venta; Provisión de foros en línea; Radio búsqueda (servicios de -) [radio, teléfono u otros medios de comunicación electrónica]; Radiodifusión; Servicios de comunicación por Radiotelefonia móvil; Servicios de difusión inalámbrica; Servicios de videoconferencia; Tablones de anuncios electrónicos (servicios de -) [telecomunicaciones]; Teleconferencia (Servicios de -); Teledifusión por cable; Telefónicos (Servicios -); Telegráficos (Servicios -); Télex (Servicios de -); Transmisión de archivos digitales; Transmisión de faxes; Transmisión de mensajes e imágenes asistida por ordenador; Transmisión de tarjetas de felicitación en línea; Transmisión de telegramas; Transmisión por satélite.

Número de resultados encontrados: 290 **Página:** 62/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

1798164 MX

Países: México

Clase(s): Solicitados: 38

Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

38 Telecomunicaciones; Servicios de proveedores de acceso a usuario a redes informáticas mundiales; Agencias de prensa; Alquiler de aparatos de fax; Alquiler de aparatos de telecomunicación; Alquiler de aparatos para el envío de mensajes; Alquiler de módems; Alquiler de teléfonos; Alquiler de tiempo de acceso a redes informáticas mundiales; Buzón de voz (Servicios de -); Comunicaciones por redes de fibra óptica; Comunicaciones por terminales de ordenador; Comunicaciones telefónicas; Comunicaciones telegráficas; Conexión telemática a una red informática mundial (Servicios de -); transmisión de mensajes de correo electrónico; Servicio de transmisión de televisión; Encaminamiento (Servicios de -) y enlace para telecomunicaciones; Envío de mensajes; Facilitación de acceso a bases de datos; Provisión de foros de discusión [chats] en Internet; Información sobre telecomunicaciones; Provisión de canales de telecomunicación para servicios de tele venta; Provisión de foros en línea; Radio búsqueda (servicios de -) [radio, teléfono u otros medios de comunicación electrónica]; Radiodifusión; Servicios de comunicación por Radiotelefonía móvil; Servicios de difusión inalámbrica; Servicios de videoconferencia; Tablones de anuncios electrónicos (servicios de -) [telecomunicaciones]; Teleconferencia (Servicios de -); Teledifusión por cable; Telefónicos (Servicios -); Telegráficos (Servicios -); Télex (Servicios de -); Transmisión de archivos digitales; Transmisión de faxes; Transmisión de mensajes e imágenes asistida por ordenador; Transmisión de tarjetas de felicitación en línea; Transmisión de telegramas; Transmisión por satélite.

1800127 MX **CODERE**

Países: México

Clase(s): Solicitados: 9

Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Aparatos e instrumentos de medición y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras, máquinas de calcular, equipos de procesamiento de datos, ordenadores; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Lectores de casetes; Lectores de discos compactos; Lectores de DVD; Lectores [hardware]; Lectores ópticos; Programas de juegos informáticos; Programas de sistemas operativos informáticos grabados; Programas informáticos grabados; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Teclados de ordenador; procesadores; aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.

1800128 MX

Países: México

Clase(s): Solicitados: 9

Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Aparatos e instrumentos de medición y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras, máquinas de calcular, equipos de procesamiento de datos, ordenadores; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Lectores de casetes; Lectores de discos compactos; Lectores de DVD; Lectores [hardware]; Lectores ópticos; Programas de juegos informáticos; Programas de sistemas operativos informáticos grabados; Programas informáticos grabados; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Teclados de ordenador; procesadores; aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.

Número de resultados encontrados: 290 **Página:** 63/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

1801262 MX **CODERE**

Países: México

Clase(s): Solicitados: 28

Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

28 Equipos para casino, en concreto mesas para ruleta, ruedas para ruleta; juegos de casino, máquinas automáticas para juegos de azar y máquinas para juegos de azar, con o sin pago de premios, o juegos de azar a través de Internet, máquinas tragamonedas o aparatos de para juegos de apuestas electrónicos con o sin posibilidad de premio; fundas diseñadas especialmente para máquinas tragamonedas, máquinas automáticas para juegos de azar y máquinas para juegos de azar, máquinas tragamonedas y aparatos electrotécnicos o electrónicos para juegos de azar, máquinas automáticas para juegos de azar, máquinas para juegos de azar, máquinas tragamonedas accionadas mediante la introducción de monedas, fichas billetes, boletos o medios electrónicos; magnéticos o biométricos de almacenamiento, estuche especialmente adaptado para máquinas tragamonedas aparatos para juegos de azar, máquinas automáticas para juegos de azar y máquinas para juegos de azar accionadas mediante la introducción de monedas, fichas, billetes o con medios de almacenamiento electrónicos, magnéticos o biométricos; maquinaria y aparatos para juegos de azar, máquinas tragamonedas.

1801263 MX

Países: México

Clase(s): Solicitados: 28

Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

28 Equipos para casino, en concreto mesas para ruleta, ruedas para ruleta; juegos de casino, máquinas automáticas para juegos de azar y máquinas para juegos de azar, con o sin pago de premios, o juegos de azar a través de Internet, máquinas tragamonedas o aparatos de para juegos de apuestas electrónicos con o sin posibilidad de premio; fundas diseñadas especialmente para máquinas tragamonedas, máquinas automáticas para juegos de azar y máquinas para juegos de azar, máquinas tragamonedas y aparatos electrotécnicos o electrónicos para juegos de azar, máquinas automáticas para juegos de azar, máquinas para juegos de azar, máquinas tragamonedas accionadas mediante la introducción de monedas, fichas billetes, boletos o medios electrónicos; magnéticos o biométricos de almacenamiento, estuche especialmente adaptado para máquinas tragamonedas aparatos para juegos de azar, máquinas automáticas para juegos de azar y máquinas para juegos de azar accionadas mediante la introducción de monedas, fichas, billetes o con medios de almacenamiento electrónicos, magnéticos o biométricos; maquinaria y aparatos para juegos de azar, máquinas tragamonedas.

1801264 MX **CODERE**

Países: México

Clase(s): Solicitados: 35

Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

35 Servicios de venta al por mayor y al por menor a través de redes mundiales de informática, por catálogo, por correo, teléfono, radio y televisión, y a través de otros medios electrónicos de equipos para casino, en concreto mesas para ruleta, ruedas para ruleta; juegos para casino, máquinas automáticas para juegos de azar y máquinas juegos de azar, en particular, para uso industrial en casinos y salas de juegos de azar, con o sin pago de premios, o juegos de azar a través de Internet, máquinas tragamonedas o aparatos para juegos de apuestas electrónicos con o sin posibilidad de premio; fundas para máquinas tragamonedas , máquinas automáticas para juegos de azar y máquinas para juegos de azar, máquinas tragamonedas y aparatos electrotécnicos o electrónicos para juegos de azar, máquinas automáticas para juegos de azar, máquinas para juegos de azar, máquinas tragamonedas accionadas mediante la introducción de monedas, fichas billetes, boletos o medios electrónicos; magnéticos o biométricos de almacenamiento, con o sin pago de premios; estuches especialmente adaptados para máquinas tragamonedas, aparatos para juegos de azar, máquinas automáticas para juegos de azar y máquinas para juegos de azar accionadas mediante la introducción de monedas, fichas, billetes o con medios de almacenamiento electrónicos, magnéticos o biométricos; aparatos eléctricos, electrónicos o mecánicos para efectuar juegos de bingo, de lotería o juegos de lotería por video y para oficinas de apuestas, conectados en red o no, máquinas tragamonedas; Servicios de publicidad, marketing, estudios de mercado y servicios de asesoramiento sobre dirección de empresas, consultoría sobre organización de negocios y negocios comerciales, en especial relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento

Número de resultados encontrados: 290 **Página:** 64/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

1801265 MX **CODERE**

Países: México
Clase(s): Solicitados: 41
Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Explotación de casinos o casinos de juego; explotación de salas de juego y/o casinos en línea en Internet y plataformas de apuestas, servicios de juegos de azar o apuestas, servicios de organización de juegos de apuestas, organización de loterías.

1801266 MX

Países: México
Clase(s): Solicitados: 41
Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Explotación de casinos o casinos de juego; explotación de salas de juego y/o casinos en línea en Internet y plataformas de apuestas, servicios de juegos de azar o apuestas, servicios de organización de juegos de apuestas, organización de loterías.

1801267 MX **CODERE**

Países: México
Clase(s): Solicitados: 42
Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

42 Servicios científicos y tecnológicos, así como servicios de investigación y diseño en estos ámbitos; servicios de análisis e investigación industriales; diseño y desarrollo de equipos informáticos y de software."

1803990 MX

Países: México
Clase(s): Solicitados: 43
Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); Hospedaje temporal; Agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Alquiler de aparatos de cocción; Alquiler de equipos de iluminación para eventos; Alquiler de carpas; Alquiler de construcciones transportables; Alquiler de dispensadores de agua potable; Alquiler de salas de reunión; Alquiler de sillas, mesas, mantelería y cristalería; Bar (Servicios de -); Bares de comidas rápidas; Servicios de cafés, Servicios de restaurantes; Cafeterías; Campamentos de vacaciones (servicios de -) [hospedaje]; Casas de vacaciones; Catering (Servicios de -); Comedores; Explotación de campings; Guarderías infantiles; Hotelería (Servicios de -); Motel (Servicios de -); Pensiones; Reserva de alojamiento temporal; Reserva de hoteles; Reserva de pensiones; Residencias para animales; Residencias para la tercera edad; Restauración [comidas]; Restaurantes de autoservicio.

1806555 MX

Países: México
Clase(s): Solicitados: 42
Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

42 Servicios científicos y tecnológicos, así como servicios de investigación y diseño en estos ámbitos; servicios de análisis e investigación industriales; diseño y desarrollo de equipos informáticos y de software.

Número de resultados encontrados: 290 **Página:** 65/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

1806557 MX **CODERE**

Países: México

Clase(s): Solicitados: 43

Fecha solicitud: 19/06/2017 **Fecha vencimiento:** 19/06/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

43 Servicios de restauración (alimentación); Hospedaje temporal; Agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Alquiler de aparatos de cocción; Alquiler de equipos de iluminación para eventos; Alquiler de carpas; Alquiler de construcciones transportables; Alquiler de dispensadores de agua potable; Alquiler de salas de reunión; Alquiler de sillas, mesas, mantelería y cristalería; Bar (Servicios de -); Bares de comidas rápidas; Servicios de cafés, Servicios de restaurantes; Cafeterías; Campamentos de vacaciones (servicios de -) [hospedaje]; Casas de vacaciones; Catering (Servicios de -); Comedores; Explotación de campings; Guarderías infantiles; Hotelería (Servicios de -); Motel (Servicios de -); Pensiones; Reserva de alojamiento temporal; Reserva de hoteles; Reserva de pensiones; Residencias para animales; Residencias para la tercera edad; Restauración [comidas]; Restaurantes de autoservicio.

1834113 MX

Países: México

Clase(s): Solicitados: 41

Fecha solicitud: 10/10/2017 **Fecha vencimiento:** 10/10/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

codere

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.

1834114 MX

Países: México

Clase(s): Solicitados: 43

Fecha solicitud: 10/10/2017 **Fecha vencimiento:** 10/10/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

codere

43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Servicios de bar, cafés, restaurantes; Servicios de catering.

1837783 MX

Países: México

Clase(s): Solicitados: 9

Fecha solicitud: 10/10/2017 **Fecha vencimiento:** 10/10/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

codere

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Programas de juegos informáticos; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Procesadores de aplicaciones; Aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.

Número de resultados encontrados: 290 **Página:** 66/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

1850994 MX

Países: México

Clase(s): Solicitados: 28

Fecha solicitud: 10/10/2017 **Fecha vencimiento:** 10/10/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

codere

28 Juegos y juguetes a saber, Ruletas; Fichas para ruleta; Mesas para juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal líquido (juguetes); Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Cartones de bingo; Marcadores de bingo (juguetes); Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Lotería de tarjetas para rascar; Máquinas automáticas de juego; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Aparatos de juegos informáticos; Juegos creados para ser utilizados con receptores de televisión; Aparatos para juegos que se utilicen con pantallas de visualización externa o monitores.

1851597 MX

Países: México

Clase(s): Solicitados: 35

Fecha solicitud: 10/10/2017 **Fecha vencimiento:** 10/10/2027

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

codere

35 Servicios de venta al por mayor y al por menor de instrumentos y aparatos de medición, aparatos e instrumentos de instrucción y de enseñanza, soportes de registro magnéticos, discos acústicos, mecanismos para aparatos de previo pago, equipos de procesamiento de datos, software, ábacos, discos magnéticos, discos ópticos, discos ópticos compactos, disquetes, programas de juegos informáticos, programas informáticos [software descargable], software [programas grabados], tarjetas de circuitos impresos, tarjetas inteligentes, tarjetas magnéticas codificadas, procesadores de aplicaciones, aplicaciones informáticas descargables, software y aplicaciones para dispositivos móviles, software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por menor y al por mayor de ruletas, fichas para ruleta, mesas para juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos de apuestas, máquinas para juegos de apuestas, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal líquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, marcadores de bingo, equipos para jugar al bingo, ruedas de lotería, billetes de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos, juegos creados para ser utilizados con receptores de televisión, aparatos de juego con salida video para utilizar con televisores; Servicios de publicidad sobre juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Marketing sobre juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Estudios de mercado sobre juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial sobre juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoría empresarial sobre el establecimiento de franquicias; Servicios de ayuda a la explotación de un negocio en régimen de franquicia; Asesoría y consultoría empresarial sobre las franquicias; Servicios publicitarios de negocios sobre franquicias.

Número de resultados encontrados: 290 **Página:** 67/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

1944235 MX **CODERE CLUB**

Países: México

Clase(s): Solicitados: 35

Fecha solicitud: 09/08/2018 **Fecha vencimiento:** 09/08/2028

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

35 Servicios relacionados con programas de bonos, incentivos y fidelización de clientes; Servicios promocionales, de marketing y publicidad; Servicios de venta al por mayor y al por menor de mecanismos para aparatos de previo pago, equipos de procesamiento de datos, software, programas de juegos informáticos, tarjetas de circuitos impresos, tarjetas inteligentes, tarjetas magnéticas codificadas, procesadores de aplicaciones, aplicaciones informáticas descargables, software y aplicaciones para dispositivos móviles, software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por menor y al por mayor de ruletas, fichas para ruleta, mesas para juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos de apuestas, máquinas para juegos de apuestas, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal líquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, equipos para jugar al bingo, ruedas de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos,; Servicios de publicidad sobre juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Marketing sobre juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Estudios de mercado sobre juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial sobre juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoría empresarial sobre el establecimiento de franquicias; Servicios de ayuda a la explotación de un negocio en régimen de franquicia; Asesoría y consultoría empresarial sobre las franquicias; Servicios publicitarios de negocios sobre franquicias

0703541 NI **TURFF**

Países: Nicaragua

Clase(s): Concedidos: 35, 38, 41, 43

Fecha solicitud: 29/03/2007 **Fecha vencimiento:** 08/01/2028

Fecha sol. renov.: 08/01/2018

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.
38 Telecomunicaciones
41 Educación; formación; esparcimiento; actividades deportivas y culturales.
43 Servicios de restauración (alimentación); hospedaje temporal.

0800144 NI

Países: Nicaragua

Clase(s): Concedidos: 35, 38, 41, 43

Fecha solicitud: 29/03/2007 **Fecha vencimiento:** 23/01/2028

Fecha sol. renov.: 15/01/2018

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.
38 Telecomunicaciones
41 Educación; formación; esparcimiento; actividades deportivas y culturales.
43 Servicios de restauración (alimentación); hospedaje temporal.

Número de resultados encontrados: 290 **Página:** 68/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

2018123425
NI

Países: Nicaragua

Clase(s): Solicitados: 9, 28, 35, 41, 43

Fecha solicitud: 06/10/2017 **Fecha vencimiento:** 24/06/2028

Titulares: CODERE NEWCO, S.A.U.

codere

Productos / Servicios:

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Programas de juegos informáticos; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Procesadores de aplicaciones; Aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.
28 Ruletas; Fichas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Cartones de bingo; Marcadores de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Lotería de tarjetas para rascar; Máquinas automáticas de juego; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Aparatos de juegos informáticos; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida vídeo para utilizar con televisores
35 Servicios de venta al por mayor y al por menor de instrumentos y aparatos de medición, aparatos e instrumentos de instrucción y de enseñanza, soportes de registro magnéticos, discos acústicos, mecanismos para aparatos de previo pago, equipos de procesamiento de datos, software, ábacos, discos magnéticos, discos ópticos, discos ópticos compactos, disquetes, programas de juegos informáticos, programas informáticos [software descargable], software [programas grabados], tarjetas de circuitos impresos, tarjetas inteligentes, tarjetas magnéticas codificadas, procesadores de aplicaciones, aplicaciones informáticas descargables, software y aplicaciones para dispositivos móviles, software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por menor y al por mayor de ruletas, fichas de ruleta, mesas de juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos de apuestas, máquinas para juegos de apuestas, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal líquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, marcadores de bingo, equipos para jugar al bingo, ruedas de lotería, billetes de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos, juegos creados para ser utilizados con receptores de televisión, aparatos de juego con salida vídeo para utilizar con televisores; Servicios de publicidad relacionados con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Marketing relacionado con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoría empresarial relativa al establecimiento de franquicias; Servicios de ayuda a la explotación de un negocio en régimen de franquicia; Asesoría y consultoría empresarial relacionada con las franquicias; Servicios publicitarios de negocios relacionados con las franquicias
41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.
43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Servicios de bar, cafés, restaurantes; Servicios de catering.

Número de resultados encontrados: 290 **Página:** 69/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

300603 NO **CODERE**

Países: Noruega

Clase(s): Concedidos: 38, 41, 42

Fecha solicitud: 01/10/2018 **Fecha vencimiento:** 01/10/2028

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

38 Telecommunications; Providing user access to a global computer network and online sites containing information on a wide range of topics; News agencies; Rental of facsimile apparatus; Rental of telecommunication equipment; Rental of message sending apparatus; Rental of modems; Rental of telephones; Rental of access time to global computer networks; Voice mail services; Communications by fibre optic networks; Communications by computer terminals; Communications by telephone; Communication by telegram; Providing telecommunications connections to a global computer network; Transmission of electronic mail; Television broadcasting; Telecommunications routing and junction services; Message sending; Providing access to databases; Providing internet chatrooms; Information about telecommunication; Providing telecommunication channels for teleshopping services; Provision of on-line forums; Paging services [radio, telephone or other means of electronic communication]; Radio broadcasting; Communications by cellular phones; Wireless broadcasting; Videoconferencing; Electronic bulletin board services [telecommunications services]; Teleconferencing services; Cable television broadcasting; Telegraph services; Telephone services; Telex services; Transmission of digital files; Facsimile transmission; Computer-aided transmission of messages and images; Transmission of greeting cards online; Telegram transmission; Satellite transmission.
41 Casino facilities [gambling] (Providing -); Providing amusement arcade services; Gambling; Game services provided on-line from a computer network; Operating of lotteries; Arranging and conducting of colloquiums; Arranging and conducting of conferences; Arranging and conducting of congresses; Arranging and conducting of seminars; Arranging and conducting of symposiums; Workshops (Arranging and conducting of -) [training]; Publication of books; Publication of texts, other than publicity texts; Publication of electronic books and journals on -line; Writing of texts, other than publicity texts; Providing on-line electronic publications, not downloadable.
42 Science and technology services; Research services; Design services; Industrial analysis services; Industrial research; Computer design services; Development of computers; Computer software design; Software development.

300604 NO

Países: Noruega

Clase(s): Concedidos: 38, 41, 42

Fecha solicitud: 01/10/2018 **Fecha vencimiento:** 01/10/2028

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

38 Telecommunications; Providing user access to a global computer network and online sites containing information on a wide range of topics; News agencies; Rental of facsimile apparatus; Rental of telecommunication equipment; Rental of message sending apparatus; Rental of modems; Rental of telephones; Rental of access time to global computer networks; Voice mail services; Communications by fibre optic networks; Communications by computer terminals; Communications by telephone; Communication by telegram; Providing telecommunications connections to a global computer network; Transmission of electronic mail; Television broadcasting; Telecommunications routing and junction services; Message sending; Providing access to databases; Providing internet chatrooms; Information about telecommunication; Providing telecommunication channels for teleshopping services; Provision of on-line forums; Paging services [radio, telephone or other means of electronic communication]; Radio broadcasting; Communications by cellular phones; Wireless broadcasting; Videoconferencing; Electronic bulletin board services [telecommunications services]; Teleconferencing services; Cable television broadcasting; Telegraph services; Telephone services; Telex services; Transmission of digital files; Facsimile transmission; Computer-aided transmission of messages and images; Transmission of greeting cards online; Telegram transmission; Satellite transmission.
41 Casino facilities [gambling] (Providing -); Providing amusement arcade services; Gambling; Game services provided on-line from a computer network; Operating of lotteries; Arranging and conducting of colloquiums; Arranging and conducting of conferences; Arranging and conducting of congresses; Arranging and conducting of seminars; Arranging and conducting of symposiums; Workshops (Arranging and conducting of -) [training]; Publication of books; Publication of texts, other than publicity texts; Publication of electronic books and journals on -line; Writing of texts, other than publicity texts; Providing on-line electronic publications, not downloadable.
42 Science and technology services; Research services; Design services; Industrial analysis services; Industrial research; Computer design services; Development of computers; Computer software design; Software development.

Número de resultados encontrados: 290 **Página:** 70/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

124901 PA — **HIPODROMO PRESIDENTE REMON**

Países: Panamá
Clase(s): Concedidos: 25
Fecha solicitud: 08/01/2003 **Fecha vencimiento:** 08/01/2023
Fecha sol. renov.: 04/01/2013
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

25 Vestidos, calzados, sombrerería.

124902 PA — **HIPODROMO PRESIDENTE REMON**

Países: Panamá
Clase(s): Concedidos: 41
Fecha solicitud: 08/01/2003 **Fecha vencimiento:** 08/01/2023
Fecha sol. renov.: 04/01/2013
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

147893 PA — CODERE

Países: Panamá
Clase(s): Concedidos: 41
Fecha solicitud: 28/12/2005 **Fecha vencimiento:** 28/12/2025
Fecha sol. renov.: 13/04/2015
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Salas de juegos, bingos y casinos; servicios de esparcimiento.

149529 PA — **TURFF**

Países: Panamá
Clase(s): Concedidos: 35
Fecha solicitud: 10/03/2006 **Fecha vencimiento:** 10/03/2026
Fecha sol. renov.: 09/03/2016
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de venta; alquiler de distrubuidores automáticos.

149530 PA — **TURFF**

Países: Panamá
Clase(s): Concedidos: 41
Fecha solicitud: 10/03/2006 **Fecha vencimiento:** 10/03/2026
Fecha sol. renov.: 09/03/2016
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

162173 PA — **TURFF**

Países: Panamá
Clase(s): Concedidos: 25
Fecha solicitud: 13/06/2007 **Fecha vencimiento:** 13/06/2027
Fecha sol. renov.: 08/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

25 Vestidos, calzados, sombrerería.

Número de resultados encontrados: 290 **Página:** 71/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

162177 PA

Países: Panamá
Clase(s): Concedidos: 25
Fecha solicitud: 13/06/2007 **Fecha vencimiento:** 13/06/2027
Fecha sol. renov.: 08/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

25 Vestidos, calzados, sombrerería.

162178 PA

Países: Panamá
Clase(s): Concedidos: 35
Fecha solicitud: 13/06/2007 **Fecha vencimiento:** 13/06/2027
Fecha sol. renov.: 08/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

162179 PA

Países: Panamá
Clase(s): Concedidos: 41
Fecha solicitud: 13/06/2007 **Fecha vencimiento:** 13/06/2027
Fecha sol. renov.: 08/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

162180 PA

Países: Panamá
Clase(s): Concedidos: 38
Fecha solicitud: 13/06/2007 **Fecha vencimiento:** 13/06/2027
Fecha sol. renov.: 08/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones

162181 PA

Países: Panamá
Clase(s): Concedidos: 43
Fecha solicitud: 13/06/2007 **Fecha vencimiento:** 13/06/2027
Fecha sol. renov.: 08/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

162327 PA

Países: Panamá
Clase(s): Concedidos: 25
Fecha solicitud: 15/06/2007 **Fecha vencimiento:** 15/06/2027
Fecha sol. renov.: 08/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

25 Vestidos, calzados, sombrerería.

Número de resultados encontrados: 290 **Página:** 72/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

162328 PA

Países: Panamá
Clase(s): Concedidos: 35
Fecha solicitud: 15/06/2007 **Fecha vencimiento:** 15/06/2027
Fecha sol. renov.: 08/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

162329 PA

Países: Panamá
Clase(s): Concedidos: 38
Fecha solicitud: 15/06/2007 **Fecha vencimiento:** 15/06/2027
Fecha sol. renov.: 08/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones

160077-01 PA

Países: Panamá
Clase(s): Concedidos: 38
Fecha solicitud: 22/03/2007 **Fecha vencimiento:** 22/03/2027
Fecha sol. renov.: 17/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones

160078-01 PA **TURFF**

Países: Panamá
Clase(s): Concedidos: 43
Fecha solicitud: 22/03/2007 **Fecha vencimiento:** 22/03/2027
Fecha sol. renov.: 17/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

160079-01 PA

Países: Panamá
Clase(s): Concedidos: 43
Fecha solicitud: 22/03/2007 **Fecha vencimiento:** 22/03/2027
Fecha sol. renov.: 17/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

160080-01 PA

Países: Panamá
Clase(s): Concedidos: 35
Fecha solicitud: 22/03/2007 **Fecha vencimiento:** 22/03/2027
Fecha sol. renov.: 17/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

Número de resultados encontrados: 290 **Página:** 73/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

160081-01 PA

Países: Panamá
Clase(s): Concedidos: 41
Fecha solicitud: 22/03/2007 **Fecha vencimiento:** 22/03/2027
Fecha sol. renov.: 17/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

160082-01 PA **TURFF**

Países: Panamá
Clase(s): Concedidos: 38
Fecha solicitud: 22/03/2007 **Fecha vencimiento:** 22/03/2027
Fecha sol. renov.: 17/03/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones

209486-01 PA

Países: Panamá
Clase(s): Concedidos: 41
Fecha solicitud: 29/02/2012 **Fecha vencimiento:** 28/02/2022
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; servicios de entretenimiento; actividades deportivas y culturales.

210229-01 PA **CODERE**

Países: Panamá
Clase(s): Concedidos: 41
Fecha solicitud: 21/03/2012 **Fecha vencimiento:** 21/03/2022
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación, formación, esparcimiento, actividades deportivas y culturales.

210230-01 PA **CODERE**

Países: Panamá
Clase(s): Concedidos: 43
Fecha solicitud: 21/03/2012 **Fecha vencimiento:** 21/03/2022
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

210231-01 PA **CODERE**

Países: Panamá
Clase(s): Concedidos: 38
Fecha solicitud: 21/03/2012 **Fecha vencimiento:** 21/03/2022
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones.

Número de resultados encontrados: 290 **Página:** 74/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

212496-01 PA **FANTASÍA ROYAL**

Países: Panamá

Clase(s): Concedidos: 9

Fecha solicitud: 21/05/2012 **Fecha vencimiento:** 21/05/2022

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Aparatos para el registro, transmisión, reproducción del sonido o imágenes; soportes de registro magnéticos; discos acústicos; CDRoms; tarjetas magnéticas; distribuidores automáticos y mecanismos para aparatos de previo pago; cajas registradoras, máquinas calculadoras, equipos para el tratamiento de la información y ordenadores.

212497-01 PA **FANTASÍA ROYAL**

Países: Panamá

Clase(s): Concedidos: 41

Fecha solicitud: 21/05/2012 **Fecha vencimiento:** 21/05/2022

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

41 Servicios de entretenimiento; servicios de explotación de casinos de juegos; servicios de juegos en línea a través de una red informática; actividades deportivas y culturales relacionadas con el sector del juego de azar y las apuestas deportivas.

237306-01 PA

RETRO NIGHTS

Países: Panamá

Clase(s): Concedidos: 35, 41, 43

Fecha solicitud: 19/12/2014 **Fecha vencimiento:** 19/12/2024

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.
41 Servicios de entretenimiento; organización de espectáculos musicales; servicios de explotación de casinos de juegos; servicios de juegos en línea a través de una red informática; actividades deportivas y culturales.
43 Servicios de restauración (alimentación); hospedaje temporal.

242498-01 PA **FANTASÍA ROYAL**

Países: Panamá

Clase(s): Concedidos: 43

Fecha solicitud: 21/05/2012 **Fecha vencimiento:** 21/05/2022

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

261496-01 PA

Países: Panamá

Clase(s): Solicitados: 9

Fecha solicitud: 04/10/2017 **Fecha vencimiento:** 04/10/2027 codere

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Programas de juegos informáticos; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Procesadores de aplicaciones; Aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.

Número de resultados encontrados: 290 **Página:** 75/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

261497-01 PA

Países: Panamá

Clase(s): Solicitados: 28

Fecha solicitud: 04/10/2017 **Fecha vencimiento:** 04/10/2027 codere

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

28 Ruletas; Fichas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Cartones de bingo; Marcadores de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Lotería de tarjetas para rascar; Máquinas automáticas de juego; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Aparatos de juegos informáticos; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida vídeo para utilizar con televisores.

261498-01 PA

Países: Panamá

Clase(s): Solicitados: 35

Fecha solicitud: 04/10/2017 **Fecha vencimiento:** 04/10/2027 codere

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

35 Servicios de venta al por mayor y al por menor de instrumentos y aparatos de medición, aparatos e instrumentos de instrucción y de enseñanza, soportes de registro magnéticos, discos acústicos, mecanismos para aparatos de previo pago, equipos de procesamiento de datos, software, ábacos, discos magnéticos, discos ópticos, discos ópticos compactos, disquetes, programas de juegos informáticos, programas informáticos [software descargable], software [programas grabados], tarjetas de circuitos impresos, tarjetas inteligentes, tarjetas magnéticas codificadas, procesadores de aplicaciones, aplicaciones informáticas descargables, software y aplicaciones para dispositivos móviles, software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por menor y al por mayor de ruletas, fichas de ruleta, mesas de juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos de apuestas, máquinas para juegos de apuestas, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal liquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, marcadores de bingo, equipos para jugar al bingo, ruedas de lotería, billetes de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos, juegos creados para ser utilizados con receptores de televisión, aparatos de juego con salida vídeo para utilizar con televisores; Servicios de publicidad relacionados con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Marketing relacionado con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoria empresarial relativa al establecimiento de franquicias; Servicios de ayuda a la explotación de un negocio en régimen de franquicia; Asesoria y consultoria empresarial relacionada con las franquicias; Servicios publicitarios de negocios relacionados con las franquicias.

261499-01 PA

Países: Panamá

Clase(s): Solicitados: 41

Fecha solicitud: 04/10/2017 **Fecha vencimiento:** 04/10/2027 codere

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.

Número de resultados encontrados: 290 **Página:** 76/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

261500-01 PA

Países: Panamá
Clase(s): Solicitados: 43
Fecha solicitud: 04/10/2017 **Fecha vencimiento:** 04/10/2027
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Servicios de bar, cafés, restaurantes; Servicios de catering.

276912-01 PA **CODERE AEROFOOTBALL**

Países: Panamá
Clase(s): Solicitados: 28
Fecha solicitud: 01/10/2019 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

28 Juegos; Juguetes; Aparatos de videojuegos; Artículos de deporte y gimnasia.

276913-01 PA

Países: Panamá
Clase(s): Solicitados: 28
Fecha solicitud: 01/10/2019 **Fecha vencimiento:**
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

28 Juegos; Juguetes; Aparatos de videojuegos; Artículos de deporte y gimnasia.

309884 PE **TURFF**

Países: Perú
Clase(s): Concedidos: 38
Fecha solicitud: 26/03/2007 **Fecha vencimiento:** 27/06/2027
Fecha sol. renov.: 21/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones

309885 PE **TURFF**

Países: Perú
Clase(s): Concedidos: 43
Fecha solicitud: 26/03/2007 **Fecha vencimiento:** 27/06/2027
Fecha sol. renov.: 12/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

309886 PE

Países: Perú
Clase(s): Concedidos: 35
Fecha solicitud: 26/03/2007 **Fecha vencimiento:** 27/06/2027
Fecha sol. renov.: 21/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales, administración comercial; trabajos de oficina.

Número de resultados encontrados: 290 **Página:** 77/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

309887 PE

Países: Perú
Clase(s): Concedidos: 38
Fecha solicitud: 26/03/2007 **Fecha vencimiento:** 27/06/2027
Fecha sol. renov.: 21/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

38 Telecomunicaciones.

309888 PE

Países: Perú
Clase(s): Concedidos: 41
Fecha solicitud: 26/03/2007 **Fecha vencimiento:** 27/06/2027
Fecha sol. renov.: 21/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

309901 PE

Países: Perú
Clase(s): Concedidos: 43
Fecha solicitud: 26/03/2007 **Fecha vencimiento:** 27/06/2027
Fecha sol. renov.: 21/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

43 Servicios de restauración (alimentación); hospedaje temporal.

309905 PE **TURFF**

Países: Perú
Clase(s): Concedidos: 41
Fecha solicitud: 26/03/2007 **Fecha vencimiento:** 18/06/2027
Fecha sol. renov.: 21/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

41 Educación; formación; esparcimiento; actividades deportivas y culturales.

309906 PE **TURFF**

Países: Perú
Clase(s): Concedidos: 35
Fecha solicitud: 26/03/2007 **Fecha vencimiento:** 18/06/2027
Fecha sol. renov.: 21/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.

Número de resultados encontrados: 290 **Página:** 78/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

00019539 PE

Países: Perú

Clase(s): Concedidos: 9, 28, 35, 41, 43

Fecha solicitud: 23/10/2017 **Fecha vencimiento:** 07/02/2028

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Programas de juegos informáticos; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Procesadores de aplicaciones; Aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.
28 Ruletas; Fichas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Cartones de bingo; Marcadores de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Lotería de tarjetas para rascar; Máquinas automáticas de juego; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Aparatos de juegos informáticos; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida vídeo para utilizar con televisores
35 Servicios de venta al por mayor y al por menor de instrumentos y aparatos de medición, aparatos e instrumentos de instrucción y de enseñanza, soportes de registro magnéticos, discos acústicos, mecanismos para aparatos de previo pago, equipos de procesamiento de datos, software, ábacos, discos magnéticos, discos ópticos, discos ópticos compactos, disquetes, programas de juegos informáticos, programas informáticos [software descargable], software [programas grabados], tarjetas de circuitos impresos, tarjetas inteligentes, tarjetas magnéticas codificadas, procesadores de aplicaciones, aplicaciones informáticas descargables, software y aplicaciones para dispositivos móviles, software de aplicaciones informáticas con juegos y juegos de azar; servicios de agrupamiento, en beneficio de terceros, de ruletas, fichas de ruleta, mesas de juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos de apuestas, máquinas para juegos de apuestas, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal liquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, marcadores de bingo, equipos para jugar al bingo, ruedas de lotería, billetes de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos, juegos creados para ser utilizados con receptores de televisión, aparatos de juego con salida vídeo para utilizar con televisores (excepto su transporte), para que los consumidores puedan examinarlos y comprarlos a su conveniencia; este servicio puede ser prestado por comercios minoristas o mayoristas, o mediante catálogos de venta por correo o medios de comunicación electrónicos, por ejemplo, sitios web o programas de televenta. Servicios de venta al por menor y al por mayor de ruletas, fichas de ruleta, mesas de juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos de apuestas, máquinas para juegos de apuestas, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal liquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, marcadores de bingo, equipos para jugar al bingo, ruedas de lotería, billetes de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos, juegos creados para ser utilizados con receptores de televisión, aparatos de juego con salida vídeo para utilizar con televisores; Servicios de publicidad relacionados con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Marketing relacionado con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoria empresarial relativa al establecimiento de franquicias; Servicios de ayuda a la explotación de un negocio en régimen de franquicia; Asesoria y consultoria empresarial relacionada con las franquicias; Servicios publicitarios de negocios relacionados con las franquicias;
41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.
43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Servicios de bar, cafés, restaurantes; Servicios de catering.

Número de resultados encontrados: 290 **Página:** 79/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

378755 UY **TURFF**

Países: Uruguay
Clase(s): Concedidos: 35, 43
Fecha solicitud: 13/03/2007 **Fecha vencimiento:** 28/10/2020
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.
43 Servicios de restauración (alimentación); hospedaje temporal.

378756 UY

Países: Uruguay
Clase(s): Concedidos: 35, 38, 41, 43
Fecha solicitud: 13/03/2007 **Fecha vencimiento:**
Fecha sol. renov.: 30/01/2018
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.
38 Telecomunicaciones
41 Educación; formación; esparcimiento; actividades deportivas y culturales.
43 Servicios de restauración (alimentación); hospedaje temporal.

456189 UY

Países: Uruguay
Clase(s): Concedidos: 35, 41, 42
Fecha solicitud: 24/03/2004 **Fecha vencimiento:** 04/10/2024
Fecha sol. renov.: 12/06/2014
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Publicidad; gestión de negocios comerciales; administración comercial; trabajos de oficina.
41 Educación; formación; esparcimiento; actividades deportivas y culturales.
42 Restauración (alimentación); hospedaje temporal, cuidados médicos, de higiene y de belleza; servicios veterinarios y de agricultura; servicios jurídicos; investigación científica e industrial; profgramación para ordenadores; servicios que no pueden ser clasificados en otra clase.

Número de resultados encontrados: 290 **Página:** 80/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

488267 UY

codere

Países: Uruguay

Clase(s): Solicitados: 9, 28, 35, 41, 43

Fecha solicitud: 06/10/2017 **Fecha vencimiento:**

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Programas de juegos informáticos; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Procesadores de aplicaciones; Aplicaciones informáticas descargables; Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar.
28 Ruletas; Fichas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Cartones de bingo; Marcadores de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Lotería de tarjetas para rascar; Máquinas automáticas de juego; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Aparatos de juegos informáticos; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida vídeo para utilizar con televisores
35 Servicios de venta al por mayor y al por menor de instrumentos y aparatos de medición, aparatos e instrumentos de instrucción y de enseñanza, soportes de registro magnéticos, discos acústicos, mecanismos para aparatos de previo pago, equipos de procesamiento de datos, software, ábacos, discos magnéticos, discos ópticos, discos ópticos compactos, disquetes, programas de juegos informáticos, programas informáticos [software descargable], software [programas grabados], tarjetas de circuitos impresos, tarjetas inteligentes, tarjetas magnéticas codificadas, procesadores de aplicaciones, aplicaciones informáticas descargables, software y aplicaciones para dispositivos móviles, software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por menor y al por mayor de ruletas, fichas de ruleta, mesas de juegos de azar, máquinas para la práctica de juegos de habilidad o azar, máquinas tragamonedas [aparatos de entretenimiento que funcionen con fichas], fichas para juegos de apuestas, máquinas para juegos de apuestas, juegos electrónicos, máquinas recreativas para salas de juegos electrónicos, máquinas de juegos electrónicos (aparatos accionados por monedas o fichas), aparatos recreativos electrónicos equipados con una pantalla de cristal líquido, juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas], cartones de bingo, marcadores de bingo, equipos para jugar al bingo, ruedas de lotería, billetes de lotería, lotería de tarjetas para rascar, máquinas automáticas de juego, máquinas de videojuegos electrónicos para salas de juego, máquinas de juegos y de diversiones accionadas con monedas, fichas [marcadores] para juegos, juegos de previo pago, aparatos de juegos informáticos, juegos creados para ser utilizados con receptores de televisión, aparatos de juego con salida vídeo para utilizar con televisores; Servicios de publicidad relacionados con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Marketing relacionado con juegos de azar, casinos, máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con juegos de azar, casinos, máquinas recreativas y centros de esparcimiento; Servicios de asesoria empresarial relativa al establecimiento de franquicias; Servicios de ayuda a la explotación de un negocio en régimen de franquicia; Asesoria y consultoria empresarial relacionada con las franquicias; Servicios publicitarios de negocios relacionados con las franquicias
41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en linea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en linea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables.
43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Servicios de bar, cafés, restaurantes; Servicios de catering.

497608 UY **CODERE**

Países: Uruguay

Clase(s): Solicitados: 9, 28, 35, 41, 43

Fecha solicitud: 09/08/2018 **Fecha vencimiento:**

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

9 Instrumentos y aparatos de medición; Aparatos e instrumentos de instrucción y de enseñanza; Soportes de registro magnéticos, discos acústicos; Mecanismos para aparatos de previo pago; Cajas registradoras; Máquinas de calcular; Equipos de procesamiento de datos; Ordenadores; Software; Ábacos; Discos magnéticos; Discos ópticos; Discos ópticos compactos; Disquetes; Lectores de casetes; Lectores de discos compactos; Lectores de DVD; Lectores [hardware]; Lectores ópticos; Programas de juegos informáticos; Programas de sistemas operativos informáticos grabados; Programas informáticos grabados; Programas informáticos [software descargable]; Software [programas grabados]; Tarjetas de circuitos impresos; Tarjetas inteligentes; Tarjetas magnéticas codificadas; Teclados de ordenador; procesadores de aplicaciones; aplicaciones informáticas descargables;

Número de resultados encontrados: 290 **Página:** 81/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

Software y aplicaciones para dispositivos móviles; Software de aplicaciones informáticas con juegos y juegos de azar

28 Ruletas; Fichas de ruleta; Conjuntos de ruleta; Mesas de ruleta; Mesas de juegos de azar; Máquinas para la práctica de juegos de habilidad o azar; Tragaperras; Máquinas de juegos tragaperras; Máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Fichas para juegos de apuestas; Máquinas para juegos de apuestas; Juegos electrónicos; Máquinas recreativas para salas de juegos electrónicos; Máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Aparatos recreativos electrónicos equipados con una pantalla de cristal líquido; Juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Cartones de bingo; Marcadores de bingo; Fichas para juegos de bingo; Equipos para jugar al bingo; Ruedas de lotería; Billetes de lotería; Billetes de lotería impresos; Lotería de tarjetas para rascar; Billetes de lotería para rascar; Billetes de lotería para raspar; Máquinas automáticas de juego; Máquinas de juego con pantalla LCD; Máquinas de juego automáticas accionadas con monedas; Máquinas de juegos recreativos accionadas con monedas; Máquinas de videojuegos electrónicos para salas de juego; Máquinas de juegos y de diversiones accionadas con monedas; Fichas [marcadores] para juegos; Juegos de previo pago; Juegos accionados con monedas; Aparatos de juegos informáticos; Máquinas de juego recreativas accionadas con monedas; Equipos de juegos que funcionan con billetes; Juegos creados para ser utilizados con receptores de televisión; Aparatos de juego con salida video para utilizar con televisores

35 Servicios de venta al por menor de ruletas; Servicios de venta al por menor de fichas de ruleta; Servicios de venta al por menor de conjuntos de ruleta; Servicios de venta al por menor de mesas de ruleta; Servicios de venta al por mayor de mesas de ruleta; Servicios de venta al por menor de mesas de juegos de azar; Servicios de venta al por mayor de mesas de juegos de azar; Servicios de venta al por menor de máquinas para la práctica de juegos de habilidad o azar; Servicios de venta al por mayor de máquinas para la práctica de juegos de habilidad o azar; Servicios de venta al por menor de tragaperras; Servicios de venta al por mayor de tragaperras; Servicios de venta al por menor de máquinas de juegos tragaperras; Servicios de venta al por mayor de máquinas de juegos tragaperras; Servicios de venta al por menor de máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Servicios de venta al por mayor de máquinas tragaperras [aparatos de entretenimiento que funcionen con fichas]; Servicios de venta al por menor de fichas para juegos de apuestas; Servicios de venta al por mayor de fichas para juegos de apuestas; Servicios de venta al por menor de máquinas para juegos de apuestas; Servicios de venta al por mayor de máquinas para juegos de apuestas; Servicios de venta al por menor de juegos electrónicos; Servicios de venta al por mayor de juegos electrónicos; Servicios de venta al por menor de máquinas recreativas para salas de juegos electrónicos; Servicios de venta al por mayor de máquinas recreativas para salas de juegos electrónicos; Servicios de venta al por menor de máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Servicios de venta al por mayor de máquinas de juegos electrónicos (aparatos accionados por monedas o fichas); Servicios de venta al por menor de aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Servicios de venta al por mayor de aparatos recreativos electrónicos equipados con una pantalla de cristal liquido; Servicios de venta al por menor de juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Servicios de venta al por mayor de juegos recreativos electrónicos [aparatos de previo pago o que funcionan con fichas]; Servicios de venta al por menor de juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Servicios de venta al por mayor de juegos electrónicos excepto los creados para ser utilizados únicamente con receptores de televisión; Servicios de venta al por menor de cartones de bingo; Servicios de venta al por mayor de cartones de bingo; Servicios de venta al por menor de marcadores de bingo; Servicios de venta al por mayor de marcadores de bingo; Servicios de venta al por menor de fichas para juegos de bingo; Servicios de venta al por mayor de fichas para juegos de bingo; Servicios de venta al por menor de equipos para jugar al bingo; Servicios de venta al por mayor de equipos para jugar al bingo; Servicios de venta al por menor de ruedas de lotería; Servicios de venta al por mayor de ruedas de lotería; Servicios de venta al por menor de billetes de lotería; Servicios de venta al por mayor de billetes de lotería; Servicios de venta al por menor de billetes de lotería impresos; Servicios de venta al por mayor de billetes de lotería impresos; Servicios de venta al por menor de lotería de tarjetas para rascar; Servicios de venta al por mayor de lotería de tarjetas para rascar; Servicios de venta al por menor de billetes de lotería para rascar; Servicios de venta al por mayor de billetes de lotería para rascar; Servicios de venta al por menor de billetes de lotería para raspar; Servicios de venta al por mayor de billetes de lotería para raspar; Servicios de venta al por menor de máquinas automáticas de juego; Servicios de venta al por mayor de máquinas automáticas de juego; Servicios de venta al por menor de máquinas de juego con pantalla LCD; Servicios de venta al por mayor de máquinas de juego con pantalla LCD; Servicios de venta al por menor de máquinas de juego automáticas accionadas con monedas; Servicios de venta al por mayor de máquinas de juego automáticas accionadas con monedas; Servicios de venta al por menor de máquinas de juegos recreativos accionadas con monedas; Servicios de venta al por mayor de máquinas de juegos recreativos accionadas con monedas; Servicios de venta al por menor de máquinas de videojuegos electrónicos para salas de juego; Servicios de venta al por mayor de máquinas de videojuegos electrónicos para salas de juego; Servicios de venta al por menor de máquinas de juegos y de diversiones accionadas con monedas; Servicios de venta al por mayor de máquinas de juegos y de diversiones accionadas con monedas; Servicios de venta al por menor de fichas [marcadores] para juegos; Servicios de venta al por mayor de fichas [marcadores] para juegos; Servicios de venta al por menor de juegos de previo pago; Servicios de venta al por mayor de juegos de previo pago; Servicios de venta al por menor de juegos accionados con monedas; Servicios de venta al por mayor de juegos accionados con monedas; Servicios de venta al por menor de aparatos de juegos informáticos; Servicios de venta al por mayor de aparatos de juegos informáticos; Servicios de venta al por menor de máquinas de juego recreativas accionadas con monedas; Servicios de venta al por mayor de máquinas de juego recreativas accionadas con monedas; Servicios de venta al por menor de equipos de juegos que funcionan con billetes; Servicios de venta al por mayor de equipos de juegos que funcionan con billetes; Servicios de venta al por menor de juegos creados para ser utilizados con receptores de televisión; Servicios de venta al por mayor de juegos creados para ser utilizados con receptores de televisión; Servicios de venta al por menor de aparatos de juego con salida vídeo para utilizar con televisores; Servicios de venta al por mayor de aparatos de juego con salida vídeo para utilizar con televisores; Servicios de venta al por menor de mecanismos para aparatos de previo pago; Servicios de venta al por mayor de mecanismos para aparatos de previo pago; Servicios de venta al por menor de software; Servicios de venta al por mayor de software; Servicios de venta al por menor de programas de juegos informáticos; Servicios de venta al por mayor de programas de juegos informáticos; Servicios de venta al por menor de programas de sistemas operativos informáticos grabados; Servicios de venta al por mayor de programas de sistemas operativos informáticos grabados; Servicios de venta al por menor de programas informáticos grabados; Servicios de venta al por mayor de programas informáticos

Número de resultados encontrados: 290 **Página:** 82/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

grabados; Servicios de venta al por menor de programas informáticos [software descargable]; Servicios de venta al por mayor de programas informáticos [software descargable]; Servicios de venta al por menor de software [programas grabados]; Servicios de venta al por mayor de software [programas grabados]; Servicios de venta al por menor de procesadores de aplicaciones; Servicios de venta al por mayor de procesadores de aplicaciones; Servicios de venta al por menor de aplicaciones informáticas descargables; Servicios de venta al por mayor de aplicaciones informáticas descargables; Servicios de venta al por menor de software y aplicaciones para dispositivos móviles; Servicios de venta al por mayor de software y aplicaciones para dispositivos móviles; Servicios de venta al por menor de software de aplicaciones informáticas con juegos y juegos de azar; Servicios de venta al por mayor de software de aplicaciones informáticas con juegos y juegos de azar; Servicios de publicidad relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Marketing relacionado con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Estudios de mercado relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento; Servicios de asesoramiento y ayuda en la organización, dirección, promoción y explotación de empresas y negocios comerciales, en especial relacionados con apuestas, con loterías, con juegos de azar, con casinos, con máquinas recreativas y con centros de esparcimiento

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos (servicios de -) disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios; Organización y dirección de conferencias; Organización y dirección de congresos; Organización y dirección de seminarios; Organización y dirección de simposios; Organización y dirección de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables

43 Servicios de restauración (alimentación); Hospedaje temporal; Servicios de agencias de alojamiento [hoteles, pensiones]; Alquiler de alojamiento temporal; Alquiler de aparatos de cocción; Alquiler de aparatos de iluminación que no sean para decorados de teatro ni para estudios de televisión; Alquiler de carpas; Alquiler de construcciones transportables; Alquiler de dispensadores de agua potable; Alquiler de salas de reunión; Alquiler de sillas, mesas, mantelería y cristalería; Bar (Servicios de -); Bares de comidas rápidas [snack-bars]; Servicios de cafés restaurantes; Servicios de cafeterías; Campamentos de vacaciones (servicios de -) [hospedaje]; Servicios de casas de vacaciones; Servicios de catering; Servicios de comedores; Explotación de campings; Guarderías infantiles; coctelería (Servicios de -); Hotel (Servicios de -); Servicios de pensiones; Reserva de alojamiento temporal; Reserva de hoteles; Reserva de pensiones; Servicios de residencias para animales; Servicios de residencias para la tercera edad; Restauración [comidas]; Servicios de restaurantes de autoservicio

508636 UY

Países: Uruguay

Clase(s): Solicitados: 28, 35, 41

Fecha solicitud: 02/10/2019 **Fecha vencimiento:**

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

AEROFOOTBALL

28 Juegos; Juguetes; Aparatos de videojuegos; Artículos de deporte y gimnasia.

35 Servicios de publicidad; Servicios de investigación y asesoramiento para negocios; Servicios de investigación de mercados; Servicios de análisis de negocios; Servicios de comunicaciones empresariales; Servicios de relaciones con medios de comunicación; Organización de demostraciones con finalidades comerciales; Organización de demostraciones con una finalidad publicitaria; Difusión de anuncios; Difusión de material publicitario [folletos, prospectos, impresos, muestras]; Distribución de muestras con fines publicitarios; Distribución de publicidad y anuncios comerciales; Asesoramiento en marketing; Alquiler de espacio, tiempo y materiales publicitarios; Servicios de promoción.

41 Servicios de entretenimiento; Actividades deportivas y culturales; Administración [organización] de competiciones; Celebración de exhibiciones para fines de entretenimiento; Organización de ceremonias de entrega de premios; Organización de competiciones; Organización de competiciones de fútbol; Organización de torneos deportivos; Organización y celebración de conferencias, congresos y simposios; Organización y dirección de competiciones deportivas; Servicios de apuestas colectivas de fútbol; Servicios de casino, juegos y apuestas; Servicios de información en línea sobre jugadores; Servicios de intercambio de apuestas; Servicios de juegos de azar para múltiples jugadores; Servicios de juegos de azar en línea; Servicios de resultados deportivos; Servicios en materia de apuestas deportivas; Actividades deportivas y recreativas; Arbitraje de competiciones deportivas.

Número de resultados encontrados: 290 **Página:** 83/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Marca Nacional**

598634 UY **CODERE AEROFOOTBALL**

Países: Uruguay

Clase(s): Solicitados: 28, 35, 41

Fecha solicitud: 02/10/2019 **Fecha vencimiento:**

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

28 Juegos; Juguetes; Aparatos de videojuegos; Artículos de deporte y gimnasia.
35 Servicios de publicidad; servicios de investigación y asesoramiento para negocios; servicios de investigación de mercados; servicios de análisis de negocios; servicios de comunicaciones empresariales; preparación y realización de planes y conceptos de medios de comunicación y publicitarios; organización de demostración de productos con finalidades comerciales; organización de demostración de productos con una finalidad publicitaria; difusión de anuncios; difusión de material publicitario [folletos, prospectos, impresos, muestras]; distribución de muestras con fines publicitarios; distribución de publicidad y anuncios comerciales; asesoramiento en marketing; alquiler de espacios publicitarios, tiempo publicitario y materiales publicitarios; servicios de promoción.
41 Servicios de entretenimiento; organización de actividades deportivas y culturales; administración [organización] de competiciones; celebración de exhibiciones para fines de entretenimiento; organización de ceremonias de entrega de premios; organización de competiciones; organización de competiciones de fútbol; organización de torneos deportivos; organización y celebración de conferencias, congresos y simposios; organización y dirección de competiciones deportivas; servicios de apuestas colectivas de fútbol; servicios de casino, juegos y apuestas; servicios de información en línea sobre jugadores; servicios de intercambio de apuestas; servicios de juegos de azar para múltiples jugadores; servicios de juegos de azar en línea; suministro de información sobre resultados deportivos; servicios de apuestas deportivas; información sobre actividades deportivas y recreativas; arbitraje de competiciones deportivas.

2391-18 VE **CODERE**

Países: Venezuela

Clase(s): Solicitados: 41

Fecha solicitud: 22/02/2018 **Fecha vencimiento:**

Titulares: CODERE NEWCO, S.A.U.

Productos / Servicios:

41 Casinos [juego] (servicios de -); Explotación de salas de juegos; Juegos de azar o apuestas; Juegos disponibles en línea a través de una red informática; Organización de loterías; Organización y dirección de coloquios, conferencias, congresos, seminarios, simposios y de talleres de formación; Publicación de libros; Publicación de textos que no sean publicitarios; Publicación electrónica de libros y periódicos en línea; Redacción de textos no publicitarios; Suministro de publicaciones electrónicas en línea no descargables

Número de resultados encontrados: 290 **Página:** 84/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Nombre Comercial Nacional**

105768 ES — **CODERE, S.A.**

Países: España
Clase(s): Concedidos: 35
Fecha solicitud: 19/04/1985 **Fecha vencimiento:** 19/04/2025
Fecha sol. renov.: 28/11/2014
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

35 Servicios de venta al por mayor o por menor, incluso en comisión de toda clase de aparatos automáticos accionados por moneda, ficha o cualquier otro sistema, a la venta al por mayor o por menor, incluso en comisión, de toda clase de aparatos electrodomésticos.

124903 PA — **HIPODROMO PRESIDENTE REMON, S.A.**

Países: Panamá
Clase(s): Concedidos: 88
Fecha solicitud: 08/01/2003 **Fecha vencimiento:** 08/01/2023
Fecha sol. renov.: 04/01/2013
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

88 Establecimiento a la administración de eventos hipicos, apuestas y actividades complementarias

163096 PA — **TURFF BET & SPORTS BAR**

Países: Panamá
Clase(s): Concedidos: 88
Fecha solicitud: 12/07/2007 **Fecha vencimiento:** 27/06/2027
Fecha sol. renov.: 15/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

88 Establecimiento comercial dedicado a: operación de sistemas de juego y apuestas hípicas, restaurante, bar.

163098 PA — **CROWN CASINOS PANAMA**

Países: Panamá
Clase(s): Concedidos: 88
Fecha solicitud: 12/07/2007 **Fecha vencimiento:** 12/07/2027
Fecha sol. renov.: 20/06/2017
Titulares: CODERE NEWCO, S.A.U.
Productos / Servicios:

88 Establecimiento comercial dedicado a: casinos, juegos de azar y otras actividades que generen apuestas.

Número de resultados encontrados: 290 **Página:** 85/86

Fecha: 02/03/2020

GONZALEZ-BUENO SLP

GONZÁLEZ-BUENO

LISTADO DE MARCAS A NOMBRE DE: CODERE NEWCO, S.A.U.

Modalidad **Patente Europea**

19000520 EP **Sports Venue**

Países: Oficina Europea de Patentes (OEP)

Fecha solicitud: 15/11/2019 **Fecha vencimiento:** 30/11/2021

Titulares: CODERE NEWCO, S.A.U.

Número de resultados encontrados: 290 **Página:** 86/86

Schedule B

EXISTING DOMAIN NAMES

Domain Name	Owner/Holder
codere.co	Codere Newco, S.A.U.
codere.com.co	Codere Colombia. S.A.
codere.es	Codere S.A.
codere.mx	Codere Newco, S.A.U.
codere.pa	Codere Newco, S.A.U.
coderescommesse.eu	Codere Newco, S.A.U.
coderescommesse.it	Codere Newco, S.A.U.
coderescommesse.net	Codere Newco, S.A.U.
coderescommesse.org	Codere Newco, S.A.U.
codereslots.com	Codere Newco, S.A.U.
codereslots.es	Miguel Angel de la Calle Sanz
greenplay.co	Codere Newco, S.A.U.
greenplay.com	Codere Newco, S.A.U.
greenplay.com.co	Codere Newco, S.A.U.
greenplay.com.mx	Codere Newco, S.A.U.
greenplay.it	Codere S.A.
greenplay.mx	Codere Newco, S.A.U.